CONFORMED COPY







                                     $185,000,000

                                   CREDIT AGREEMENT

                                     dated as of
                                 September 28, 1994,

                                        among

                              A. L. LABORATORIES, INC.,

                   (formerly known as A.L. Restructuring Sub, Inc.)

                                     as Borrower,

                               THE BANKS NAMED HEREIN,

                                      as Banks,

                                 UNION BANK OF NORWAY

                                      as Agent,

                                 UNION BANK OF NORWAY

                                     as Arranger,

                                         and

                                 DEN NORSKE BANK AS,

                                    as Co-Arranger





                                           TABLE OF CONTENTS


                                               ARTICLE I

                  DEFINITIONS AND ACCOUNTING TERMS . . . . . . . . .    1
    1.1.  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . .    1
    1.2.  Computation of Time Periods . . . . . . . . . . . . . . . . .   14
    1.3.  Accounting Terms  . . . . . . . . . . . . . . . . . . . . . .   14

                                              ARTICLE II

                  AMOUNT AND TERMS OF THE TRANCHE A TERM LOANS . . . . . .   14
     2.1.  The Tranche A Term Loans  . . . . . . . . . . . . . . . . . .   14
     2.2.  Making the Tranche A Term Loans . . . . . . . . . . . . . . .   15
     2.3.  Termination/Reduction of the Tranche A Term Commitments . . .   16
     2.4.  Consolidation and Repayment of Tranche A Term Loans . . . . .   17
                                          ARTICLE III

                AMOUNT AND TERMS OF THE TRANCHE B TERM LOANS . . . . . .   17
     3.1.  The Tranche B Term Loans  . . . . . . . . . . . . . . . . . .   17
     3.2.  Making the Tranche B Term Loans . . . . . . . . . . . . . . .   18
     3.3.  Termination/Reduction of the Tranche B Term Commitments . . .   19
     3.4.  Consolidation and Repayment of the Tranche B Term Loans . . .   20
                                              ARTICLE IV

                AMOUNT AND TERMS OF THE REVOLVING LOANS . . . . . . .   20
     4.1.  The Revolving Loans . . . . . . . . . . . . . . . . . . . . .   20
     4.2.  Making the Revolving Loans  . . . . . . . . . . . . . . . . .   21
     4.3.  Termination/Reduction of the Revolving Loan Commitments . . .   22
     4.4.  Repayment of the Revolving Loan . . . . . . . . . . . . . . .   23
                                               ARTICLE V

                 INTEREST, FEES, ETC. . . . . . . . . . . . .   23
      5.1.  Interest Period Election  . . . . . . . . . . . . . . . . . .   23
      5.2.  Interest Rate . . . . . . . . . . . . . . . . . . . . . . . .   24
      5.3.  Interest Rate Determination and Protection  . . . . . . . . .   24
      5.4.  Prepayments of the Loans. . . . . . . . . . . . . . . . . . .   25
            (a)  Optional Prepayments . . . . . . . . . . . . . . . . . .   25
            (b)  Mandatory Prepayment . . . . . . . . . . . . . . . . . .   26
      5.5.  Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
      5.6.  Increased Costs . . . . . . . . . . . . . . . . . . . . . . .   27
      5.7.  Illegality  . . . . . . . . . . . . . . . . . . . . . . . . .   28
      5.8.  Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . .   28
      5.9.  Payments and Computations . . . . . . . . . . . . . . . . . .   29
      5.10. Sharing of Payments, Etc. . . . . . . . . . . . . . . . . . .   31



                                                - i -





                                              ARTICLE VI
                      CONDITIONS OF LENDING  . . . . . . . . . . .   32
   6.1.  Conditions Precedent to the Making of the Initial Loans . . .   32
   6.2.  Conditions Precedent to the Making of Each Loan . . . . . . .   33

                                              ARTICLE VII

                      REPRESENTATIONS AND WARRANTIES  . . . . . . . . .   34
    7.1.  Corporate Existence . . . . . . . . . . . . . . . . . . . . .   34
    7.2.  Corporate Power; Authorization; Enforceable Obligations.  . .   34
    7.3.  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
    7.4.  Financial Information . . . . . . . . . . . . . . . . . . . .   35
    7.5.  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . .   36
    7.6.  Margin Regulations  . . . . . . . . . . . . . . . . . . . . .   36
    7.7.  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
    7.8.  No Defaults . . . . . . . . . . . . . . . . . . . . . . . . .   36
    7.9.  Investment Company Act  . . . . . . . . . . . . . . . . . . .   37
    7.10. Insurance . . . . . . . . . . . . . . . . . . . . . . . . . .   37
    7.11. Environmental Protection  . . . . . . . . . . . . . . . . . .   37
    7.12. Regulatory Matters  . . . . . . . . . . . . . . . . . . . . .   37
    7.13. Title and Liens . . . . . . . . . . . . . . . . . . . . . . .   37
    7.14. Compliance with Law . . . . . . . . . . . . . . . . . . . . .   37
    7.15. Trademarks, Copyrights, Etc.  . . . . . . . . . . . . . . . .   38
    7.16. Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . .   38
    7.17. Existing Indebtedness . . . . . . . . . . . . . . . . . . . .   38
    7.18. Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . .   38
    7.19. Principal Subsidiaries. . . . . . . . . . . . . . . . . . . .   38

                                             ARTICLE VIII

                       AFFIRMATIVE COVENANTS  . . . . . . . . . . .   38
    8.1.  Compliance with Laws, Etc.  . . . . . . . . . . . . . . . . .   38
    8.2.  Payment of Taxes, Etc.  . . . . . . . . . . . . . . . . . . .   38
    8.3.  Maintenance of Insurance  . . . . . . . . . . . . . . . . . .   39
    8.4.  Preservation of Corporate Existence, Etc. . . . . . . . . . .   39
    8.5.  Books and Access  . . . . . . . . . . . . . . . . . . . . . .   39
    8.6.  Maintenance of Properties, Etc. . . . . . . . . . . . . . . .   39
    8.7.  Application of Proceeds . . . . . . . . . . . . . . . . . . .   39
    8.8.  Financial Statements  . . . . . . . . . . . . . . . . . . . .   39
    8.9.  Reporting Requirements  . . . . . . . . . . . . . . . . . . .   40
    8.10. Acquisition Related Loan  . . . . . . . . . . . . . . . . . .   41
    8.11. Additional Credit Support Documents . . . . . . . . . . . . .   41
    8.12. Delivery of Opinions  . . . . . . . . . . . . . . . . . . . .   41
                                              ARTICLE IX

                                          NEGATIVE COVENANTS
    9.1.  Liens, Etc. . . . . . . . . . . . . . . . . . . . . . . . . .   42
    9.2.  Mergers . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

                                                - ii -





     9.3.  Substantial Asset Sale  . . . . . . . . . . . . . . . . . . .   42
     9.4.  Transactions with Affiliates  . . . . . . . . . . . . . . . .   42
     9.5.  Restrictions on Indebtedness  . . . . . . . . . . . . . . . .   43

                                               ARTICLE X

                                           EVENTS OF DEFAULT
    10.1. Events of Default . . . . . . . . . . . . . . . . . . . . . .   43
                                              ARTICLE XI

                                               THE AGENT

    11.1. Authorization and Action  . . . . . . . . . . . . . . . . . .   45
    11.2. The Agent's Reliance, Etc.  . . . . . . . . . . . . . . . . .   45
    11.3. Union Bank of Norway and Den norske Bank AS . . . . . . . . .   46
    11.4. Bank Credit Decision  . . . . . . . . . . . . . . . . . . . .   46
    11.5. Determinations Under Sections 6.1. and 6.2  . . . . . . . . .   46
    11.6. Indemnification . . . . . . . . . . . . . . . . . . . . . . .   46
    11.7. Successor Agents  . . . . . . . . . . . . . . . . . . . . . .   47

                                              ARTICLE XII

                                             MISCELLANEOUS
    12.1. Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . .   47
    12.2. Notices, Etc. . . . . . . . . . . . . . . . . . . . . . . . .   48
    12.3. No Waiver; Remedies . . . . . . . . . . . . . . . . . . . . .   49
    12.4. Costs; Expenses; Indemnities  . . . . . . . . . . . . . . . .   49
    12.5. Right of Set-off  . . . . . . . . . . . . . . . . . . . . . .   50
    12.6. Binding Effect  . . . . . . . . . . . . . . . . . . . . . . .   50
    12.7. Assignments and Participation; Additional Banks . . . . . . .   50
    12.8. Pari Passu Ranking  . . . . . . . . . . . . . . . . . . . . .   52
    12.9. GOVERNING LAW; SEVERABILITY . . . . . . . . . . . . . . . . .   52
    12.10.      SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. . . .   52
    12.11.      Confidentiality . . . . . . . . . . . . . . . . . . . .   53
    12.12.      Section Titles  . . . . . . . . . . . . . . . . . . . .   53
    12.13.      Execution in Counterparts . . . . . . . . . . . . . . .   53















                                               - iii -





                                               Schedules

            Schedule I              -           Lending Offices
            Schedule II             -           Commitments
            Schedule III                  -           Restructuring Documents

  Schedule 7.2(a)(iv)           -           Required Consents and Approvals


                                               Exhibits

            Exhibit A-1             -           Form of Tranche A Term Note
            Exhibit A-2             -           Form of Tranche B Term Note
            Exhibit A-3             -           Form of Revolving Note
    Exhibit B               -           Form of Acquisition Related Guaranty
            Exhibit C               -           Form of Intercreditor Agreement
Exhibit D-1             -           Form of  Notice of  Initial Borrowing  and
            Waiver Request
            Exhibit D-2             -           Form of Notice of Borrowing
            Exhibit E               -           Form of Parent Guaranty
Exhibit F-1             -           Form   of  Pledge  Agreement   (New  A.L.-
            Oslo/Norwegian)
Exhibit F-2             -           Form  of  Pledge  Agreement  (A.L.  Pharma
            A/S/Danish)
Exhibit F-3             -           Form    of    Pledge     Agreement    (A/S
            Dumex/Danish)
            Exhibit G               -           Form of Subsidiary Guaranty
Exhibit H               -           Form of Assignment of Intercompany Note
Exhibit I               -           Form of Notice of Interest Period
 Exhibit J-1             -           Form of Opinion of Kirkland & Ellis
Exhibit J-2             -           Form of Opinion  of Beth  P. Hecht,  Esq.,
            Corporate                                  Counsel of the Borrower
  Exhibit J-3             -           Form  of  Opinion  of  Watson,  Farley   &
            Williams
   Exhibit J-4             -      Form  of  Opinion  of  Advokatfirmaet  Ole
            Christian Hoie
   Exhibit J-5             -           Form of Opinion of Gorrissen & Federspiel
   Exhibit J-6             -           Form of Opinion of McCarter & English
   Exhibit K               -        Form   of   Notice   of   Assignment   and
            Acceptance












                                                - iv -





               CREDIT AGREEMENT, dated as of September 28, 1994, among A.L. Restructuring Sub, Inc., to be renamed A. L. LABORATORIES, INC., a Delaware corporation (together with its successors and assigns the "Borrower"), the Banks parties hereto from time to time (the "Banks"), UNION BANK OF NORWAY, as Agent, UNION BANK OF NORWAY, as Arranger, and DEN NORSKE BANK AS, as Co-Arranger.


                                 W I T N E S S E T H:

               WHEREAS, the Borrower has requested that the Banks provide financing for, among other things, (a) the refinancing of certain existing indebtedness of the Borrower and its affiliate, Apothekernes Laboratorium AS, a Norwegian joint stock company, to be renamed (after the Restructuring hereinafter defined) A.L. Industrier AS ("A.L.-Oslo"), (b) for payment of transaction costs, fees and expenses associated with the acquisition of the Related Norwegian Businesses of A.L.-Oslo (the "Restructuring") as contemplated by the Restructuring Agreement and (c) for general corporate purposes, and the Banks are willing to make funds available for such purposes, but only upon the terms and subject to the conditions contained herein;

               NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:


                                      ARTICLE I

                           DEFINITIONS AND ACCOUNTING TERMS

               1.1. Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Acquisition Related Guarantor" means an Affiliate of the Borrower to whom the proceeds of a Borrowing are, directly or indirectly, made available for purposes of effecting an acquisition of Equity or assets.

               "Acquisition Related Guaranty" means a guaranty of the obligations of the Borrower pursuant to the Loan Documents made by an Acquisition Related Guarantor in connection with a Borrowing made in respect of an acquisition of Equity or assets substantially in the form of Exhibit B hereto.

               "Affiliate" means, as to any Person, any Subsidiary of such Person and any other Person which, directly or indirectly,







          controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of any Person, whether through the ownership of voting securities, by contract or otherwise.

               "Agency Fee" has the meaning specified in Section 5.5(c).

               "Agent" means Union Bank of Norway, in its capacity as the Agent, or any successor in such capacity.

               "Agreement"  means  this  Credit  Agreement,  as   modified,
          amended or supplemented from time to time.

               "Agreement Date" means the date set forth as such on the last signature page hereof.

               "Agreement Termination Date" means the first day on which all the Commitments have been reduced to zero, this Agreement is terminated and no Loan Party has any obligations outstanding under this Agreement or any other Loan Document.

               "A.L. - Oslo" has the meaning specified in the recitals hereof.

               "A.L.   -   Oslo    Existing   Credit   Agreements"    means
          ______________________.

               "A.L.   Pharma  A/S"   means  A.L.-Pharma   A/S,  a   Danish
          corporation.

               "Applicable Law" means (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) governmental approvals and (iii) orders, decisions, judgments and decrees of all courts (whether at law, in equity or admiralty) and arbitrators.

               "Applicable Margin" shall mean on any date (a) 1-3/8%, with respect to Tranche A Term Loans, (b) 1-1/4%, with respect to Tranche B Term Loans, and (c) 1-1/8%, with respect to Revolving Loans.

               "Arrangement Fee"  has  the  meaning  specified  in  Section
          5.5(b).

               "Arranger" means Union Bank of Norway.










               "Assignment of Intercompany Note" means the Assignment made by the Parent Guarantor in favor of the Agent, substantially in the form of Exhibit H hereto.

               "Banks" means the lenders listed on the signature pages hereof, and such other lenders as may become parties hereto from time to time pursuant to Section 12.7.

               "Borrower" has the meaning specified in the recitals hereof.

               "Borrowing" means a Tranche A Term Borrowing, a Tranche B Term Borrowing or a Revolving Loan Borrowing (as the case may be).

               "Business Day" means a day of the year on which banks are not required or authorized to close in New York City, Oslo, Norway and Copenhagen, Denmark and on which dealings are also carried on in Dollars in the London interbank market.

               "Capital Market Transaction" means the issuance of any Equity (including convertible debt securities but excluding any other debt securities), in each case whether by means of a public offering, private placement, or other capital market method.

               "Capitalized Lease" means, as applied to any Person, any lease of property by such Person as lessee which is or should be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

               "Cash Equivalents" means any one or more of the following instruments:

                         (a) open-market commercial paper issued by corporations organized in the United States of America, maturing not later than 270 days after the date of issuance thereof and having at the time of acquisition a rating of at least A-1 from Standard & Poor's Rating Group or P-1 from Moody's Investors Services, Inc.

                         (b) readily marketable direct obligations issued by the United States of America, or by any agency thereof that are unconditionally guaranteed or backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof; and

                         (c) certificates of deposit or bankers' acceptances maturing within one year from the date of creation thereof issued by any Bank or by a commercial bank or trust company organized under the laws of the United







               States of America, or of any state thereof, having combined capital, surplus and undivided profits of not less than $1,000,000,000 (or its equivalent in any other currency) and having, in respect of its long-term senior debt securities, a rating of at least A- from Standard & Poor's Rating Group or A3 from Moody's Investors Services, Inc., in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest.

               "Change in Tax Law" means the enactment, promulgation, execution or ratification of, any tax treaty, law (including, without limitation, the Code), rule or regulation (or any change in the application or judicial, administrative or other official interpretation of any treaty, law, rule or regulation).

               "Co-Arranger" means Den norske Bank AS.

               "Code" means the Internal Revenue Code of 1986 (or any successor legislation thereto), as amended from time to time.

               "Commitment" means, as to any Bank, such Bank's aggregate Tranche A Term Commitment, Tranche B Term Commitment and/or Revolving Loan Commitment and "Commitments" means, as to all of the Banks, the aggregate of the Tranche A Term Commitments, Tranche B Term Commitments and Revolving Loan Commitments of all the Banks.

               "Commitment Fee" means any of the fees paid by the Borrower pursuant to Section 5.5(a).

               "Consolidation" means any adjustment of Interest Periods in respect of Tranche A Term Loans or Tranche B Term Loans in accordance with Section 2.4(a) or Section 3.4(a) of this Agreement.

               "Consolidation Date" means, with respect to Tranche A Term Loans or Tranche B Term Loans, the day that is twelve (12) months after the Initial Funding Date with respect to Tranche A Term
          Loans and Tranche B Term Loans, respectively, or such earlier date on which the Consolidation of Tranche A Term Loans and Tranche B Term Loans, respectively, occurs as the Agent may designate by notice to the Banks.

               "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum derived substance or waste, or any








          constituent of such substance or waste, including any substance regulated under any Environmental Law.

               "Credit Support Document" means the Parent Guaranty, the Subsidiary Guaranties, the Pledge Agreements, the Assignment of Intercompany Note and the Acquisition Related Guaranties.

               "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default.

               "Dollars" and the sign "$" each mean the lawful money of the United States of America.

               "Dumex" means A/S Dumex, a Danish corporation.

               "Earnings from Operations" has the meaning specified in the Parent Guaranty.

               "Effective Date" means the first day on which the conditions set forth in Sections 6.1 and 6.2 are satisfied or waived.

               "Environmental Law"  means  the Comprehensive  Environmental
          Response, Compensation,  and Liability Act (42 U.S.C.   9601 et
          seq.), the Hazardous Material Transportation Act (49 U.S.C. SS 1801 et seq.), the Resource Conservation and Recovery Act (42
          U.S.C.   6901 et seq.), the Federal Water Pollution Control Act
          (33 U.S.C. 12Sl  et seq.), the Clean Air Act (42 U.S.C.  7401
          et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C.
          651 et seq.), in each case as amended or supplemented from time to time, and any analogous future federal or present or future state or local statutes, including, without limitation, transfer of ownership notification statutes such as the New Jersey
          Environmental Cleanup Responsibility Act (N.J. Stat. Ann. 13:lK-6 et seg.) and the Connecticut Industrial Transfer Law of 1985 (Conn. Gen. Stat. 22a-134 et seq.) and the regulations promulgated pursuant thereto.

               "Environmental  Liabilities and  Costs"  means,  as  to  any
          Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees, and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, any criminal or civil statute, including any Environmental Law, Permit, order or agreement with any Government Authority or other Person, arising from







          environmental, health or safety conditions, or the Release or threatened Release of a Contaminant into the environment, resulting from the past, present or future operations of such Person or its Subsidiaries.

               "Environmental  Lien"  means  any  Lien   in  favor  of  any
          Governmental Authority for Environmental Liabilities and Costs.

               "Equity" means all shares, options, equity interests, general or limited partnership interests, joint venture interests or participation or other equivalents (regardless of how designated) of or in a corporation, partnership or other entity, whether voting or non-voting, and including, without limitation, common stock, preferred stock, purchase rights, warrants or options for any of the foregoing.

               "Equity  Ratio"  has  the meaning  specified  in  the Parent
          Guaranty.

               "ERISA" means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto) and the rules and regulations promulgated thereunder, as amended from time to time.

               "ERISA Affiliate" shall mean a corporation, partnership or other entity which is considered one employer with the Borrower under Section 4001 of ERISA or Section 414 of the Code.

               "ERISA Event" means (i) a Reportable Event with respect to a Title IV Plan; (ii) the withdrawal of the Borrower, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA;
          (iii) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under
          Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC.

               "Eurocurrency Liabilities" has the meaning specified in Regulation D.

               "Eurodollar Rate" means, for any Interest Period, the rate per annum determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the rates per annum determined, respectively, by each Reference Bank to be the rate at which such Reference Bank offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Loan of such Reference Banks to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Business Day before the first day of such Interest







          Period. If any Reference Bank is unable or otherwise fails to furnish the Agent with appropriate rate information in a timely manner, the Agent shall determine the Eurodollar Rate based on the rate information furnished by the remaining Reference Banks.

               "Eurodollar Reserve Requirement" means, at any time, the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against Eurocurrency Liabilities.

               "Event  of  Default" has  the  meaning specified  in Section
          10.1.

               "Existing Lenders" has the meaning specified in the Parent Guaranty.

               "Existing Loan Agreements" has the meaning specified in the Parent Guaranty.

               "Federal Funds Rate" means, for any day, a fluctuating interest rate per annum equal for such day to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

               "Final  Judgment"  has  the  meaning  specified  in  Section
          10.1(f).

               "Fiscal Quarter" means any three month period ending March 31, June 30, September 30 or December 31 of any Fiscal Year.

               "Fiscal Year" means each twelve-month period ending December 31, or such other fiscal year end date as may be determined by the Borrower following the Agreement Date.

               "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time and set forth in the rules, regulations, opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general







          use by significant segments of the accounting profession and which are applicable to the circumstances as of the date of determination.

               "GAAS" means generally accepted auditing standards in the United States of America as in effect from time to time and set forth in the rules, regulations, opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession and which are applicable to the circumstances as of the date of determination.

               "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Indebtedness" of any Person means at any date, without duplication, (i) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (ii) all obligations of such Person to pay the deferred purchase price of Property or services, except as provided below, (iii) all obligations of such Person as lessee under Capitalized Leases,
          (iv) all Indebtedness of others secured by a Lien on any Property of such Person, whether or not such Indebtedness is assumed by such Person, (v) all Indebtedness of others directly or indirectly guaranteed or otherwise assumed by such Person, including any obligations of others endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation any Indebtedness in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation, or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, (vi) all obligations of such Person as issuer, customer or account party under letters of credit or bankers' acceptances that are either drawn or that back financial obligations that would otherwise be Indebtedness, or (vii) any obligation with respect to an interest rate or currency swap or similar obligation (a "Swap Agreement") obligating such Person to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the







          simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount thereof.

               "Indebtedness for Borrowed Money" of any Person means at any date, without duplication, Indebtedness described in clauses (i),
          (iii), (v) and (vii) of the definition of Indebtedness.

               "Indemnified Liability" has the meaning specified in Section 12.4(b).

               "Indemnified  Person" has the  meaning specified  in Section
          12.4(b).

               "Initial Funding Date" means, with respect to each of the Tranche A Term Loans, Tranche B Term Loans and Revolving Loans, the date on which (i) the conditions set forth in Sections 6.1 and 6.2 are satisfied or waived and (ii) the initial Tranche A Term Loans, Tranche B Term Loans or Revolving Loans, respectively, are made hereunder.

               "Intercreditor Agreement" means the Intercreditor Agreement among the Agent, the Banks and the Other Lenders, substantially in the form of Exhibit C hereto.

               "Interest Period" means with respect to any Loans (i) initially, the period commencing on the date such Loans are made and ending one, three or six months (or 12 months, in accordance with Section 5.1(b)) thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Interest Period given to the Agent pursuant to Section 2.2, 3.2, 4.2 or 5.1, as the case may be, and (ii) thereafter, the period commencing on the last day of the immediately preceding Interest Period therefor and ending one, three, six or twelve months thereafter, as selected by the Borrower in its Notice of Interest Period given to the Agent pursuant to Section 5.1, subject, however, to the following:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension for any Loan would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period  in respect of Loans that begins
               on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;







                  (iii) no Interest Period may extend beyond (A) the Tranche A Term Loan Maturity Date, in the case of the Tranche A Term Loans, (B) the Tranche B Term Loan Maturity Date, in the case of the Tranche B Term Loans or (C) the Revolving Loan Commitment Termination Date, in the case of Revolving Loans; and

                  (iv) there shall  be outstanding at any  one time  in the
               aggregate no more than (A) 4 Interest Periods, prior to the Consolidation Date with respect to Tranche A Term Loans and Tranche B Term Loans, and (B) 2 Interest Periods, thereafter.

               "IRS" means the Internal Revenue Service, or any successor thereto.

               "Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Lending Office" opposite its name on Schedule I or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

               "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement.

               "Loan Documents" means  (i) this  Agreement, the Notes,  the
          Credit Support Documents and the Intercreditor Agreement and (ii) all other agreements, documents and instruments that may hereafter be entered into relating to or arising out of any agreement, document or instrument referred to in clause (i).

               "Loan Party" means any Person (other than the Agent, the Banks, the Arranger, the Co-Arranger and the Other Lenders) that is a party to a Loan Document.

               "Loans" means, collectively, the Tranche A Term Loans, the Tranche B Term Loans and the Revolving Loans.

               "Majority Banks" means, at any time, Banks holding more than 75% of the then aggregate unpaid principal amount of Loans held by the Banks, or, if no such principal amount is then outstanding, Banks having more than 75% of the aggregate amount of the Commitments; provided, that for purposes of the last paragraph of Section 10.1 hereof, the relevant percentage for determining Majority Banks shall be 51%.

               "Margin Stock" has the meaning specified in Regulation U.







               "Material Adverse Change" means a change that has resulted, or would result, in a Material Adverse Effect.

               "Material Adverse Effect" means, in the judgment of the Majority Banks (or, for purposes of any notice of a Material Adverse Effect to be given by a Loan Party, in the judgment of such Loan Party), a material adverse effect on the business, financial condition, operations or Properties of the Borrower and its Subsidiaries or of the Parent Guarantor and its Subsidiaries (as the case may be), in each case taken as a whole.

               "Material Credit Agreement Change" means, in the judgment of the Majority Banks (or, for purposes of any notice of a Material Credit Agreement Change to be given by a Loan Party, in the judgment of such Loan Party), a change that has materially adversely affected or would materially adversely affect the legality, validity or enforceability of any payment obligation of the Borrower, the Parent Guarantor, any of the Subsidiary
          Guarantors or the Acquisition Related Guarantors under this Agreement or any other Loan Document.

               "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Borrower, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

               "Net Cash Proceeds" means:

                  (a) in reference to asset sales,  proceeds in cash as and
               when received by the Borrower or any of its Subsidiaries, or the Parent Guarantor or any of its Subsidiaries, from, or in connection with, the sale by the Borrower or any of its Subsidiaries, or the Parent Guarantor or any of its Subsidiaries, to any Person (other than the Borrower or any of its Subsidiaries, or the Parent Guarantor or any of its Subsidiaries) of any asset outside of the ordinary course of business (including, without limitation, the sale of any facility, division, plant or other real property or interest in real property outside the ordinary course of business), net of the direct costs relating to such sale, including, without limitation, (i) legal, accounting and investment banking fees and sale commissions, (ii) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements in each case arising directly from such sale),
               (iii) amounts required to be applied to the repayment of Indebtedness relating to the asset that is the subject of such sale and not otherwise provided for by the terms of








               such sale, and (iv) reasonable reserves for purchase price adjustments; and

                  (b) in reference to Capital Market Transactions by any Person, the proceeds in cash received from such Capital Market Transactions, net of all issuance fees, discounts, and other costs.

          For purposes of this definition, proceeds received by any Subsidiary of the Borrower or of the Parent Guarantor other than a wholly owned Subsidiary shall be deemed to be Net Cash Proceeds received by the Borrower or the Parent Guarantor only in an amount proportionate to the equity ownership interest of the Borrower or the Parent Guarantor in the Subsidiary receiving such proceeds.

               "New A.L. - Oslo" means Apothekernes Laboratorium AS, a Norwegian joint stock company (under incorporation) formed by A.L. Oslo in connection with the Demeger (as defined in the Restructuring Agreement).

               "New Permitted Indebtedness" has the meaning specified in the Parent Guaranty.

               "Non-U.S. Subsidiary" means, as to any Person, each Subsidiary of such Person that is incorporated or organized under the laws of a jurisdiction outside of the United States of America.

               "Notes" means the Tranche A Term Notes, the Tranche B Term Notes and the Revolving Notes.

               "Notice of Assignment and Acceptance" has the meaning specified in Section 12.7(a).

               "Notice of Borrowing" means a notice of the Borrower substantially in the form of Exhibit D hereto specifying therein
          (i) the date of the proposed Borrowing, (ii) the aggregate amount of such proposed Borrowing, (iii) the initial Interest Period or Interest Periods for such Loans and (iv) whether such Borrowing is to be a Tranche A Term Borrowing, a Tranche B Term Borrowing or a Revolving Loan Borrowing.

               "Notice of  Interest Period"  has the  meaning specified  in
          Section 5.1.

               "Original Banks" means each financial institution that is a "Bank" as of the Agreement Date.









               "Other Lenders" shall mean (i) as of the Agreement Date, Signet Bank, U.S. Bank and National Westminster Bank NJ, and (ii) at any time thereafter, the banks and financial institutions party to the Intercreditor Agreement at such time (other than the Banks and the Agent).

               "Parent Guarantor" means A. L. Pharma Inc., a Delaware corporation.

               "Parent Guaranty" means the guaranty by the Parent Guarantor
          of  the  obligations   of  the  Borrower  pursuant  to  the  Loan
          Documents, substantially in the form of Exhibit E hereto.

               "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

               "Pension Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer
          Plan),  which is not  an individual  account plan, as  defined in
          Section 3(34) of ERISA, and which the Borrower, any of its Subsidiaries or any ERISA Affiliate now or in the future maintains, contributes to or has an obligation to contribute to on behalf of participants who are orwere employed by any of them.

               "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

               "Permitted Indebtedness" has the meaning specified in the Parent Guaranty.

               "Permitted Liens" has  the meaning  specified in the  Parent
          Guaranty.

               "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or Governmental Authority.

               "Plan"  shall mean an  employee benefit  plan as  defined in
          Section 3(3) of ERISA which is maintained or contributed to by the Borrower or an ERISA Affiliate.

               "Pledge Agreement" means each pledge made by the Shareholders of a Pledge Subsidiary in favor of the Agent on behalf of the Banks in respect of 65% of the total combined voting power of all classes of stock entitled to vote (within the meaning of Section 956 of the Code and the regulations thereunder) of such Pledge Subsidiary, substantially in the form of Exhibit F hereto.







               "Pledge Subsidiary" means each Principal Subsidiary that is a Non-U.S. Subsidiary.

               "Principal Subsidiary" means (a) at all times, the Scandinavian Principal Companies, and (b) at any time (except as otherwise provided for in this Agreement or any other Loan Document), any Subsidiary of the Parent Guarantor that (a) owns more than 5% of the total assets of the Parent Guarantor and its Subsidiaries on a consolidated basis, or (b) is responsible for more than 5% of the total revenues of the Parent Guarantor and its Subsidiaries, on a consolidated basis; provided that on and as of the Agreement Date, Principal Subsidiary shall mean each of the entities listed on Schedule 5(n) to the Parent Guaranty hereto and at any time thereafter, shall mean (except as otherwise provided for in this Agreement or any other Loan Document) the entities listed as "Principal Subsidiaries" (as determined in accordance with this definition) on the certificate of the Responsible Financial Officer of the Parent Guarantor most recently delivered pursuant to Section 6(g)(v) of the Parent Guaranty.

               "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible, including, without limitation, the right to use, transmit, display, license or otherwise temporarily or permanently benefit from the possession of, control of or access to any film, television program, trademark, trade name, copyright, service mark or any other type of intellectual or intangible property.

               "Qualified Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the Code, and which the Borrower, any of its Subsidiaries or any ERISA Affiliate now or in the future maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

               "Ratable Portion" means, as to any Bank, (i) with respect to the Tranche A Term Loans, the Tranche B Term Loans and the Revolving Loans, respectively, the percentage obtained by dividing the amount of such Bank's Tranche A Term Commitment, Tranche B Term Commitment or Revolving Loan Commitment, as the case may be, by the aggregate amount of all of such Tranche A Term Commitments, Tranche B Term Commitments or Term Loan Commitments of all the Banks, respectively, and (ii) with respect to the aggregate amount of all Commitments, the percentage obtained by dividing the aggregate Commitment of such Bank for all Loans by the aggregate amount of all Commitments of all the Banks for all Loans.







               "Reference Banks" means Union Bank of Norway, Den norske Bank AS and The First National Bank of Boston.

               "Register" has the meaning specified in Section 12.7(g) hereof.

               "Regulation D", "Regulation T", "Regulation U" and "Regulation X" means Regulation D, T, U, and X, respectively, of the Board of Governors of the Federal Reserve System (or any successor thereto), as in effect from time to time, or any successor thereto.

               "Related Norwegian Businesses" has the meaning specified in the Restructuring Agreement.

               "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, disbursal, leaching or migration into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

               "Remedial Action" means all actions required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment, (ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (iii) perform preremedial studies and investigations and post-remedial monitoring and care.

               "Reportable  Event"  means any  of  the events  described in
          Section 4043(b)(1), (2), (3), (5), (6), (8) or (9) of ERISA.

               "Responsible Financial Officer" of any Person means the chief financial officer, treasurer, assistant treasurer, controller, secretary, assistant secretary or other officer of such Person listed in the certificate delivered to the Agent pursuant to Section 6.1(a)(iii) or otherwise notified to the Agent as being authorized to execute documents and certificates and otherwise act on behalf of such Person in connection with financial matters arising under this Agreement or any other Loan Document.

               "Responsible Officer" of any Person means any of the officers of such Person listed in the certificate delivered to the Agent pursuant to Section 6.1(a)(iii) or otherwise notified to the Agent as being authorized to execute and deliver documents and certificates and otherwise act on behalf of such Person in








          all matters (other than financial matters) arising under this Agreement or any other Loan Document.

               "Restructuring" has the meaning specified in the recitals hereof.

               "Restructuring Agreement" means the Restructuring Agreement dated as of May 16, 1994 by and between the Parent Guarantor and A.L. - Oslo.

               "Restructuring Documents" means the documents listed on the attached Schedule III.

               "Revolving Loan" means a Loan made to the Borrower pursuant to Section 4.1.

               "Revolving  Loan  Availability  Period"   means  the  period
          beginning on the Agreement Date and ending on the Revolving Loan Commitment Termination Date.

               "Revolving Loan Borrowing" means a borrowing by the Borrower consisting of Revolving Loans made on the same day by the Banks ratably according to their respective Revolving Loan Commitments.

               "Revolving  Loan Commitment"  has the  meaning  specified in
          Section 4.1(a).

               "Revolving Loan Commitment Termination Date" means the later of (i) the day that is three years and three months after the Effective Date with respect to Revolving Loans, (ii) such other day to which the Revolving Loan Commitment Termination Date shall have been extended in accordance with Section 4.5 hereof and
          (iii) the date of the earlier termination or cancellation in full of the Revolving Loan Commitment pursuant to the terms hereof, including pursuant to Section 10.1.

               "Revolving Note" means any promissory note in the form of Exhibit A-3.

               "Scandinavian Principal Companies" means New A.L.-Oslo, A.L. Pharma A/S and A/S Dumex.

               "Shareholder" means, with respect to any corporation, the holder of any of the Equity of such Person.

               "Single-Employer Plan" shall mean a single.employer plan as defined in section 4001(a)(15) of ERISA which is subject to the provisions of Title IV of ERISA.









               "Subordinated Indebtedness" has the meaning specified in the Parent Guaranty.

               "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Equity having ordinary voting power to elect a majority of the board of directors of such entity (irrespective of whether, at the time, Equity of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is, or of which more than 50% of the interests in which are, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.

               "Subsidiary Guarantor" means each Principal Subsidiary that is incorporated or organized under the laws of a jurisdiction located in the United States of America.

               "Subsidiary Guaranty" means any of the guaranties of the obligations of the Borrower delivered by each of the Subsidiary Guarantors, pursuant to this Agreement, substantially in the form of Exhibit G hereto.

               "Swap Agreement" has the meaning specified in the definition of Indebtedness.

               "Tax" means any federal, state, local or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

               "Tax Affiliate" means, as to any Person, (i) any Subsidiary of such Person, or (ii) any Affiliate of such Person with which such Person files or is required to file consolidated, combined or unitary tax returns.

               "Title   IV  Plan"  means  a  Pension  Plan,  other  than  a
          Multiemployer Plan, which is covered by Title IV of ERISA.

               "Tranche A Availability Period" means the period beginning on the Agreement Date and ending on the Tranche A Term Commitment Termination Date.

               "Tranche A Term Borrowing" means a borrowing by the Borrower consisting of Tranche A Term Loans made on the same day by the Banks ratably according to their respective Tranche A Term Commitments.

               "Tranche A  Term Commitment"  has the  meaning specified  in
          Section 2.1(a).







               "Tranche A Term Commitment Termination Date" means the earlier of (i) January 28, 1995, (ii) the date on which a second Tranche A Term Borrowing is made pursuant to the terms of this Agreement, and (iii) the date of the earlier termination or cancellation in full of the Tranche A Term Commitment pursuant to the terms hereof, including pursuant to Section 10.1.

               "Tranche A Term Loan" means a Loan made to the Borrower pursuant to Section 2.1.

               "Tranche A Term Loan Maturity Date" means the earlier of (i) the seventh anniversary of the Initial Funding Date with respect to Tranche A Term Loans and (ii) December 31, 2001.

               "Tranche A Term Note" means any promissory note in the form of Exhibit A-1.

               "Tranche B Availability Period" means the period beginning on the Agreement Date and ending on the Tranche B Term Commitment Termination Date.

               "Tranche B Term Borrowing" means a borrowing by the Borrower consisting of Tranche B Term Loans made on the same day by the Banks ratably according to their respective Tranche B Term Commitments.

               "Tranche B  Term Commitment"  has the  meaning specified  in
          Section 3.1(a).

               "Tranche B Term Commitment Termination Date" means the earlier of (i) January 28, 1995, (ii) the date on which a second Tranche B Term Borrowing is made pursuant to the terms of this Agreement, and (iii) the date of the earlier termination or cancellation in full of the Tranche B Term Commitment pursuant to the terms hereof, including pursuant to Section 10.1.

               "Tranche B Term Loan" means a Loan made to the Borrower pursuant to Section 3.1.

               "Tranche B Term Loan Maturity Date" means the earlier of (i) the fifth anniversary of the Initial Funding Date with respect to Tranche B Term Loans and (ii) December 31, 1999.

               "Tranche B Term Note" means any promissory note in the form of Exhibit A-2.

               "U.S." means the United States of America.










               "Withdrawal Liability" means, as to any Person, at any time, the aggregate amount of the liabilities, if any, of such Person pursuant to Section 4201 of ERISA.

               1.2. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

               1.3.      Accounting  Terms.    All   accounting  terms  not
          specifically defined herein shall be construed in accordance with GAAP.


                                      ARTICLE II

                     AMOUNT AND TERMS OF THE TRANCHE A TERM LOANS

               2.1.      The Tranche A Term Loans.

                  (a) Commitment to Lend. On the terms and subject to the conditions contained in this Agreement, each Bank severally agrees to make up to two (2) Tranche A Term Loans to the Borrower from time to time on any Business Day during the Tranche A Availability Period, each such Loan being part of a Tranche A Term Borrowing, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Bank's name on
          Schedule II as its "Tranche A Term Commitment" (as adjusted from time to time by reason of assignments in accordance with the provisions of Section 12.7 and as such amount may be reduced pursuant to Section 2.3, such Bank's "Tranche A Term Commitment"); provided, however, that following the making of each such proposed Tranche A Term Loan, (i) the aggregate principal amount of all Tranche A Term Loans outstanding shall not exceed the aggregate amount of the Tranche A Term Commitments and (ii) the aggregate principal amount of all Loans outstanding shall not exceed the aggregate amount of the Commitments, in each case at such time.

                  (b) Evidence of Debt. (i) Each Bank shall maintain in accordance with its usual practice an account or accounts and shall receive from the Borrower a single Tranche A Term Note payable to the order of such Bank, both evidencing the Indebtedness to such Bank resulting from each Tranche A Term Loan made by such Bank to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.









               (ii)  The  Register  maintained  by  the Agent  pursuant  to
          Section 12.7(g) shall include a "Tranche A Term Loan control account" for each Bank, in which account shall be recorded (A) the date and amount of each Tranche A Term Borrowing hereunder,
          (B) the amount of each Bank's Tranche A Term Loan comprising such Borrowing and the Interest Period applicable thereto, (C) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Bank with respect to each such Tranche A Term Loan hereunder and (D) the amount of any sum received by the Agent from the Borrower with respect to such Tranche A Term Loans hereunder and each Bank's Ratable Portion thereof.

               (iii) The entries made in the Register in respect of Tranche A Term Loans shall be conclusive and binding for all purposes, absent manifest error.

               2.2. Making the Tranche A Term Loans. (a) Each Tranche A Term Borrowing shall be made upon receipt of a Notice of Borrowing, given by the Borrower to the Agent not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed Tranche A Term Borrowing.

               (b) The Agent shall give to each Bank prompt notice of its receipt of a Notice of Borrowing in respect of Tranche A Term Loans and, upon its determination thereof, notice of the applicable interest rate under Section 5.3(b). Each Bank shall, before 11:00 A.M. (New York City time) on the date of the proposed Tranche A Term Borrowing, make available for the account of its Lending Office to the Agent at its address referred to in
          Section 12.2, in immediately available funds, such Bank's Ratable Portion of such proposed Tranche A Term Borrowing. After the
          Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article VI, the Agent will make such funds available to the Borrower at the Agent's above-referenced address.

               (c)       Each  Tranche  A Term  Borrowing pursuant  to this
          Section 2.2  shall be  in an aggregate  amount of  not less  than
          $10,000,000 or an integral multiple of $5,000,000 in excess thereof. The maximum number of Tranche A Term Borrowings permitted under this Agreement shall be two (2).

               (d)       Each  Notice of Borrowing pursuant to this Section
          2.2 shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such proposed Borrowing the applicable conditions set forth in Article VI, including, without limitation, any loss,







          cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund any Tranche A Term Borrowing when such Tranche A Term Loan, as a result of such failure, is not made on such date. A certificate as to such amounts submitted to the Borrower and the Agent by such Bank shall be conclusive and binding absent manifest error.

               (e) Unless the Agent shall have received notice from a Bank prior to the date of any proposed Tranche A Term Borrowing pursuant to this Section 2.2 that such Bank will not make available to the Agent such Bank's Ratable Portion of such Tranche A Term Borrowing, the Agent may assume that such Bank has made such Ratable Portion available to the Agent on the date of such Tranche A Term Borrowing in accordance with this Section 2.2 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Ratable Portion available to the Agent and the Agent has so made available such amount, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Tranche A Term Loans comprising the Tranche A Term Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Tranche A Term Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Agent such corresponding amount, such payment shall not relieve such Bank of any obligation it may have to the Borrower hereunder.

               (f) The failure of any Bank to make the Tranche A Term Loan to be made by it as part of any Tranche A Term Borrowing pursuant to this Section 2.2 shall not relieve any other Bank of its obligation, if any, hereunder to make its Tranche A Term Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Tranche A Term Loan to be made by such other Bank on the date of any such Tranche A Term Borrowing.

               2.3.      Termination/Reduction   of  the  Tranche   A  Term
          Commitments.

               (a) Optional Reductions. The Borrower shall have the right, upon at least five Business Day's prior notice (which shall be irrevocable) to the Agent, to terminate in whole or permanently reduce ratably in part the unused portions of the







          respective Tranche A Term Commitments of the Banks; provided, however, that each partial reduction shall be in the aggregate amount of not less than $10,000,000 or an integral multiple of $5,000,000 (or such lesser amount as may be necessary to reduce to zero the amount of the Tranche A Term Commitments) in excess thereof.

               (b) Cancellation of Unused Portion. On the Tranche A Term Commitment Termination Date, the unused portion of each Bank's Tranche A Term Commitment shall be cancelled and will no longer be available for any Tranche A Term Borrowings thereafter.

               (c) Payment of Commitment Fee. Simultaneously with any termination, reduction or cancellation of the Tranche A Term Commitments pursuant to this Section 2.3, the Borrower shall pay to the Agent for the account of each relevant Bank the applicable Commitment Fee, if any, on the amount of the Tranche A Term Commitments so terminated, reduced or cancelled and owed to such Bank through the date of such termination or reduction.

               2.4.      Consolidation and  Repayment  of  Tranche  A  Term
          Loans.

               (a) Consolidation. If more than one Tranche A Term Borrowing is made, then on the Consolidation Date with respect to Tranche A Term Loans, the Interest Periods for the Tranche A Term Loans shall be adjusted by the Agent so that on and after the Consolidation Date, there will be no more than one (1) Interest Period outstanding with respect to the Tranche A Term Loan. The Agent shall give the Banks 30 days' prior notice of the proposed Consolidation Date. The Borrower shall indemnify the Banks in accordance with Section 12.4(c) for any costs resulting from such Consolidation.

               (b) Repayment. The Borrower shall repay the outstanding principal amount of the Tranche A Term Loans in eleven (11) consecutive semi-annual installments in amounts equal to the percentage indicated in the table below of the principal amount of the Tranche A Term Loan outstanding on the Consolidation Date (subject to adjustment to reflect any prepayments pursuant to Section 5.4); provided that, in any event, on the Tranche A Term Loan Maturity Date, the Borrower shall pay the full principal amount of all Tranche A Term Loans then outstanding (together with all accrued and unpaid interest thereon):

               The day that is the following
               Number of months after the
               Initial Funding Date with








               respect to Tranche A Term Loans         Installment
          Percentage

                  24 months                             5%
                  30 months                             5%
                  36 months                             6%
                  42 months                             6%
                  48 months                             7%
                  54 months                             7%
                  60 months                             8%
                  66 months                             8%
                  72 months                             9%
                  78 months                             9%
                  84 months                            30%



                                     ARTICLE III

                     AMOUNT AND TERMS OF THE TRANCHE B TERM LOANS

               3.1.      The Tranche B Term Loans.

                  (a) Commitment to Lend. On the terms and subject to the conditions contained in this Agreement, each Bank severally agrees to make up to two (2) Tranche B Term Loans to the Borrower from time to time on any Business Day during the Tranche B Availability Period, each such Loan being part of a Tranche B Term Borrowing, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Bank's name on
          Schedule II as its "Tranche B Term Commitment" (as adjusted from time to time by reason of assignments in accordance with the provisions of Section 12.7 and as such amount may be reduced pursuant to Section 3.3, such Bank's "Tranche B Term Commitment"); provided, however, that, following the making of each such proposed Tranche B Term Loan, (i) the aggregate principal amount of all Tranche B Term Loans outstanding, shall not exceed the aggregate amount of the Tranche B Term Commitments and (ii) the aggregate principal amount of all Loans outstanding shall not exceed the aggregate amount of the Commitments, in each case at such time.

                  (b) Evidence of Debt. (i) Each Bank shall maintain in accordance with its usual practice an account or accounts and shall receive from the Borrower a single Tranche B Term Note payable to the order of such Bank, both evidencing the Indebtedness to such Bank resulting from each Tranche B Term Loan made by such Bank to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.







                  (ii)   The Register maintained  by the  Agent pursuant to
          Section 12.7(g) shall include a "Tranche B Term Loan control account" for each Bank, in which account shall be recorded (A) the date and amount of each Tranche B Term Borrowing hereunder,
          (B) the amount of each Bank's Tranche B Term Loan comprising such Borrowing and the Interest Period applicable thereto, (C) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Bank with respect to each such Tranche B Term Loan hereunder and (D) the amount of any sum received by the Agent from the Borrower with respect to such Tranche B Term Loans hereunder and each Bank's Ratable Portion thereof.

               (iii) The entries made in the Register in respect of Tranche B Term Loans shall be conclusive and binding for all purposes, absent manifest error.

               3.2.   Making the Tranche B Term Loans.

                  (a) Each Tranche B Term Borrowing shall be made upon receipt of a Notice of Borrowing, given by the Borrower to the Agent not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed Tranche B Term Borrowing.

                  (b) The Agent shall give to each Bank prompt notice of its receipt of a Notice of Borrowing in respect of Tranche B Term Loans and, upon its determination thereof, notice of the applicable interest rate under Section 5.3(b). Each Bank shall, before 11:00 A.M. (New York City time) on the date of the proposed Tranche B Term Borrowing, make available for the account of its Lending Office to the Agent at its address referred to in
          Section 12.2, in immediately available funds, such Bank's Ratable Portion of such proposed Tranche B Term Borrowing. After the
          Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article VI, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

                  (c)    Each Tranche  B  Term Borrowing  pursuant to  this
          Section 3.2 shall be in an aggregate amount of not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof. The maximum number of Tranche B Term Borrowings permitted under this Agreement shall be two (2).

                  (d)    Each Notice  of Borrowing pursuant to this Section
          3.2 shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of







          Borrowing for such proposed Borrowing the applicable conditions set forth in Article VI, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund any Tranche B Term Borrowing when such Tranche B Term Loan, as a result of such failure, is not made on such date. A certificate as to such amounts submitted to the Borrower and the Agent by such Bank shall be conclusive and binding, absent manifest error.

                  (e) Unless the Agent shall have received notice from a Bank prior to the date of any proposed Tranche B Term Borrowing pursuant to this Section 3.2 that such Bank will not make available to the Agent such Bank's Ratable Portion of such Tranche B Term Borrowing, the Agent may assume that such Bank has made such Ratable Portion available to the Agent on the date of such Tranche B Term Borrowing in accordance with this Section 3.2 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Ratable Portion available to the Agent and the Agent has so made available such amount, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Tranche B Term Loans comprising such Tranche B Term Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Tranche B Term Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Agent such corresponding amount, such payment shall not relieve such Bank of any obligation it may have to the Borrower hereunder.

                  (f) The failure of any Bank to make the Tranche B Term Loan to be made by it as part of any Tranche B Term Borrowing pursuant to this Section 3.2 shall not relieve any other Bank of its obligation, if any, hereunder to make its Tranche B Term Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Tranche B Term Loan to be made by such other Bank on the date of any such Tranche B Term Borrowing.

               3.3.   Termination/Reduction   of   the   Tranche   B   Term
          Commitments.

                  (a) Optional Reductions. The Borrower shall have the right, upon at least five Business Day's prior notice (which







          shall be irrevocable) to the Agent, to terminate in whole or permanently reduce ratably in part the unused portions of the respective Tranche B Term Commitments of the Banks; provided, however, that each partial reduction shall be in the aggregate amount of not less than $10,000,000 or an integral multiple of $1,000,000 (or such lesser amount as may be necessary to reduce to zero the amount of the Tranche B Term Commitments) in excess thereof.

                  (b) Cancellation of Unused Portion. On the Tranche B Term Commitment Termination Date, the unused portion of each Bank's Tranche B Term Commitment shall be cancelled and will no longer be available for any Tranche B Term Borrowings thereafter.

                  (c) Payment of Commitment Fee. Simultaneously with any termination, reduction or cancellation of the Tranche B Term Commitments pursuant to this Section 3.3, the Borrower shall pay to the Agent for the account of each Bank the applicable Commitment Fee, if any, on the amount of the Tranche B Term Commitments so terminated or reduced and owed to such Bank through the date of such termination, reduction or cancellation.

               3.4.   Consolidation and  Repayment of  the  Tranche B  Term
          Loans.

                  (a) Consolidation. If more than one Tranche B Term Borrowing is made, then on the Consolidation Date with respect to Tranche B Term Loans, the Interest Periods for the Tranche B Term Loans shall be adjusted by the Agent so that on and after the Consolidation Date, there will be no more than one (1) Interest Period outstanding with respect to the Tranche B Term Loan. The Agent shall give the Banks 30 days' prior notice of the proposed Consolidation Date. The Borrower shall indemnify the Banks in accordance with Section 12.4(c) for any costs resulting from such Consolidation.

                  (b) Repayment. The Borrower shall repay the outstanding principal amount of the Tranche B Term Loans in seven
          (7) consecutive semi annual installments in amounts equal to the percentage indicated in the table below of the principal amount of the Tranche B Term Loans outstanding on the Consolidation Date (subject to adjustment to reflect any prepayments pursuant to Section 5.4); provided that, in any event, on the Tranche B Term Loan Maturity Date, the Borrower shall pay the full principal amount of all Tranche B Term Loans then outstanding (together with all accrued and unpaid interest thereon):

               The day that is the following
               Number of months after the
               Initial Funding Date with







               respect to Tranche B Term Loans    Installment Percentage

                  24 months                             5%
                  30 months                             5%
                  36 months                             5%
                  42 months                            10%
                  48 months                            10%
                  54 months                            10%
                  60 months                            55%


                                      ARTICLE IV

                       AMOUNT AND TERMS OF THE REVOLVING LOANS

               4.1.   The Revolving Loans.

                  (a) Commitment to Lend. On the terms and subject to the conditions contained in this Agreement, each Bank severally agrees to make Revolving Loans to the Borrower from time to time on any Business Day during the Revolving Loan Availability Period, each such Loan being part of a Revolving Loan Borrowing, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Bank's name on Schedule II as its "Revolving Loan Commitment" (as adjusted from time to time by reason of assignments in accordance with the provisions of
          Section  12.7  and as  such  amount may  be  reduced pursuant  to
          Section 4.3, such Bank's "Revolving Loan Commitment"); provided, however, that, following the making of each such proposed Revolving Loan, (i) the aggregate amount of all Revolving Loans outstanding shall not exceed the aggregate amount of the Revolving Loan Commitments of the Banks and (ii) the aggregate principal amount of all Loans outstanding shall not exceed the aggregate amount of the Commitments, in each case at such time.

                  (b) Evidence of Debt. (i) Each Bank shall maintain in accordance with its usual practice an account or accounts and shall receive from the Borrower a single Revolving Note payable to the order of such Bank, both evidencing the Indebtedness to such Bank resulting from each Revolving Loan made by such Bank to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

               (ii)  The  Register  maintained  by  the Agent  pursuant  to
          Section 12.7(g) shall include a "Revolving Loan control account" for each Bank, in which account shall be recorded (A) the date and amount of each Revolving Loan Borrowing hereunder, (B) the amount of each Bank's Revolving Loan comprising such Borrowing and the Interest Period applicable thereto, (C) the amount of any







          principal or interest due and payable or to become due and payable from the Borrower to each Bank with respect to each such Revolving Loan hereunder and (D) the amount of any sum received by the Agent from the Borrower with respect to such Revolving Loans hereunder and each Bank's Ratable Portion thereof.

               (iii) The entries made in the Register in respect of the Revolving Loans shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Repayment of Revolving Loans. (i) The Borrower may, upon at least five Business Days' prior notice to the Agent (which shall be irrevocable) stating the proposed date and aggregate principal amount of the repayment, repay without premium the outstanding principal amount of the Revolving Loans comprising a part of the same Revolving Loan Borrowing, in whole or in part, together with accrued interest to the date of such repayment on the principal amount repaid. Within the limits of each Bank's Revolving Loan Commitment, amounts borrowed under
          Section 4.1(a) and repaid may be reborrowed under Section 4.1(a), subject to Section 4.2(c) below.

               (ii)   The  Borrower shall  indemnify the Banks  pursuant to
          Section 12.4(c) in the event that any repayment shall be made on a day other than the last day of an Interest Period for the Loan or Loans being prepaid.

               4.2. Making the Revolving Loans. (a) Each Revolving Loan Borrowing shall be made upon receipt of a Notice of Borrowing, given by the Borrower to the Agent not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed Revolving Loan Borrowing.

               (b) The Agent shall give to each Bank prompt notice of its receipt of a Notice of Borrowing in respect of Revolving
          Loans and, upon its determination thereof, notice of the applicable interest rate under Section 5.3(b). Each Bank shall, before 11:00 A.M. (New York City time) on the date of the proposed Revolving Loan Borrowing, make available for the account of its Lending Office to the Agent at its address referred to in
          Section 12.2, in immediately available funds, such Bank's Ratable Portion of such proposed Revolving Loan Borrowing. After the
          Agent's receipt of such funds and upon fulfillment of the applicable conditions set-forth in Article VI, the Agent will make such funds available to the Borrower at the Agent's aforesaid address.

               (c)    Each   Revolving  Loan  Borrowing  pursuant  to  this
          Section 4.2 shall be in an aggregate amount of not less than $6,000,000 or an integral multiple of $3,000,000 in excess







          thereof (or such lesser amount as may be necessary to draw down the full amount of the Revolving Loan Commitment). The maximum number of Interest Periods that may be outstanding in respect of Revolving Loans at any one time is four (4).

               (d)    Each  Notice of  Borrowing pursuant  to this  Section
          4.2 shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such proposed Borrowing the applicable conditions set forth in Article VI, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund any Revolving Loan to be made by such Bank as part of such proposed Revolving Loan Borrowing when such Revolving Loan, as a result of such failure, is not made on such date. A certificate as to such amounts submitted to the Borrower and the Agent by such Bank shall be conclusive and binding, absent manifest error.

               (e) Unless the Agent shall have received notice from a Bank prior to the date of any proposed Revolving Loan Borrowing pursuant to this Section 4.2 that such Bank will not make available to the Agent such Bank's Ratable Portion of such Revolving Loan Borrowing, the Agent may assume that such Bank has made such Ratable Portion available to the Agent on the date of such Revolving Loan Borrowing in accordance with this Section 4.2 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Ratable Portion available to the Agent and the Agent has so made available such amount, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Revolving Loan comprising such Revolving Loan Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Revolving Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Agent such corresponding amount, such payment shall not relieve such Bank of any obligation it may have to the Borrower hereunder.

               (f) The failure of any Bank to make the Revolving Loan to be made by it as part of any Revolving Loan Borrowing pursuant to this Section 4.2 shall not relieve any other Bank of its obligation, if any, hereunder to make its Revolving Loan on the







          date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Revolving Loan to be made by such other Bank on the date of any such Revolving Loan Borrowing.

               4.3.   Termination/Reduction    of   the    Revolving   Loan
          Commitments.

               (a) Optional Reductions. The Borrower shall have the right, upon at least thirty days' prior notice to the Agent, to terminate in whole or permanently reduce ratably in part the unused portions of the respective Revolving Loan Commitments of the Banks; provided, however, that each partial reduction shall be in the aggregate amount of not less than $10,000,000 or an integral multiple of $2,000,000 (or such other lesser amount as may be necessary to reduce to zero the amount of the Revolving Loan Commitments) in excess thereof.

               (b) Payment of Commitment Fee. Simultaneously with any termination or reduction of the Revolving Loan Commitment pursuant to this Section 4.3, the Borrower shall pay to the Agent for the account of each Bank the applicable Commitment Fee, if any, on the amount of the Revolving Loan Commitments so terminated or reduced and owed to such Bank through the date of such termination or reduction.

               4.4. Repayment of the Revolving Loan. The Borrower shall repay the outstanding principal amount of the Revolving Loans (together with all accrued but unpaid interest thereon) in full on the Revolving Loan Commitment Termination Date.

               4.5.   Extension of  Revolving  Loan Commitment  Termination
          Date. (a) On or before the first anniversary of the Agreement Date, the Borrower may deliver a notice to the Agent indicating that the Revolving Loan Commitment Termination Date is to be extended for an additional one year period with respect to all or a portion of the outstanding Revolving Loans in which case the Revolving Loan Commitment Termination Date shall be so extended;

               (b) The Borrower may request that the Revolving Loan Commitment Termination Date be so extended for an additional one year period by submitting a request in writing to the Agent three months prior to the then scheduled Revolving Loan Commitment Termination Date. The Agent shall promptly inform the Banks of such request. Each Bank shall then determine, in its sole discretion, whether the Revolving Loan Commitment Termination Date will be extended as to its Revolving Loans and such Bank shall inform the Agent of its decision. The Agent shall inform the Borrower within one month of the time when the Borrower's request was received whether its request for an extension of the







          Revolving Loan Commitment Termination Date has been approved and by which Banks. The Borrower shall repay in accordance with the terms of this Agreement the full amount of the Revolving Loans of any non-Extending Bank on the next scheduled Revolving Loan Commitment Termination Date without giving effect to the extension.

                  (c) Extension Fee. On the day notice is given, in the case of an extension effected pursuant to clause (a) above, or within 7 days of the approval of each extension of the Revolving Loan Commitment Termination Date in accordance with the terms hereof, in the case of extensions effected pursuant to clause (b) above, the Borrower shall pay to the Agent for the account of each Bank that has Revolving Loans outstanding as to which the Revolving Loan Commitment Termination Date has been extended a fee equal to 1/8% of each such Bank's Ratable Portion of the Revolving Loans so extended.


                                      ARTICLE V

                                 INTEREST, FEES, ETC.

               5.1.   Interest  Period  Election.    (a)   Subject  to  the
          adjustment of any Interest Periods in connection with a Consolidation, after the election of an initial Interest Period pursuant to a Notice of Borrowing, the Borrower shall elect the Interest Period that shall apply to each Loan after the end of the then current Interest Period with respect to such Loan; provided that all Loans related to the same Borrowing shall have the same Interest Period. Each such election shall be in substantially the form of Exhibit I hereto (a "Notice of Interest Period") and shall be made by giving the Agent at least three Business Days' prior written notice thereof specifying the
          Interest Period being elected. The Agent shall promptly notify each Bank of its receipt of a Notice of Interest Period and of the contents thereof. If, within the time period required under the terms of this Section 5.1, the Agent does not receive a Notice of Interest Period from the Borrower, or a Default shall then exist and be continuing, then the Agent shall inform the Banks of the same and, upon the expiration of the Interest Period therefor, the Interest Period applicable to such Loans thereafter shall be (x) one month, in the case of the Borrower's failure to deliver a Notice of Interest Period, and (y) of such duration as the Agent may determine, in the event a Default shall then exist and be continuing, until such time as (i) in the case of the foregoing clause (x), the Borrower delivers a Notice of Interest Period in accordance with the terms of this Agreement electing a different Interest Period or (ii) such Loans become due and








          payable (as the case may be). Each Notice of Interest Period shall be irrevocable.

               (b) Notwithstanding anything else herein contained, if requested by the Borrower in its Notice of Borrowing or in its Notice of Interest Period, the Banks may, in their sole discretion, make Loans with an applicable Interest Period of 12 months; provided that no such request shall be granted unless all of the Banks so agree.

               5.2. Interest Rate. (a) The Borrower shall pay interest on the unpaid principal amount of each Loan from the date of the making thereof until the principal amount thereof shall be paid in full at a rate per annum equal at all times during the applicable Interest Period for each Loan to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin (subject to clause (b) below), payable in arrears (i) on the last day of such Interest Period or (ii) in the case of an Interest Period having a duration of 12 months, (x) on the day that is 6 months after the day such Borrowing is made and (y) on the last day of such Interest Period.

               (b) Reduction in Applicable Margin. The Applicable Margin in respect of all types of Loans shall be reduced by 1/8% per annum in respect of each Interest Period next succeeding any Interest Period during the whole of which the Equity Ratio exceeds 0.5:1.

               (c) Default Rate of Interest. If any amount of principal of any Loan is not paid when due, whether at stated maturity, by acceleration or otherwise, the interest rate applicable to any such amount shall be (i) the Eurodollar Rate applicable to such Loan (as determined in accordance with this Agreement) plus (ii) the Applicable Margin plus (iii) 1% per annum, payable on demand, and if any interest, fee or other amount payable hereunder is not paid when due, such amount shall bear interest at a rate per annum equal at all times to the Eurodollar Rate in effect at such time, for a period and for a Dollar amount determined by the Agent, plus 2% per annum, payable on demand.

               5.3. Interest Rate Determination and Protection. (a) If the Agent shall on behalf of the Banks determine in good faith (which determination shall be conclusive and binding on the Borrower and the Banks) that, by reason of circumstances affecting the international interbank Eurocurrency market generally, adequate and reasonable means do not or will not exist for ascertaining the Eurodollar Rate applicable to any Interest Period, the Agent shall give notice of such determination (hereinafter called a "Determination Notice") to the Borrower and







          each of the Banks. The Borrower, the Banks and the Agent shall then negotiate in good faith in order to agree upon a mutually satisfactory interest rate (or separate rates in respect of the Loans of the several Banks) and Interest Period (or Periods) to be substituted for those which would otherwise have applied under this Agreement. If the Borrower, the Banks and the Agent are unable to agree upon an interest rate (or rates) and Interest Period (or Periods) within a period not exceeding thirty days of the giving of such Determination Notice, then the Borrower shall have the right to prepay any such Loans (without premium or penalty) and with respect to any such Loans that are not so prepaid, the Agent shall (after consultation with the Banks) set an interest rate (or separate rates in respect of the Loans of the several Banks) and an Interest Period (or Periods) all to take effect from the expiration of the Interest Period current at the date of the Determination Notice, which rate (or rates) shall be the aggregate of the Applicable Margin and the cost to each of the Banks of funding their Ratable Portion of the Loans. In the event that the condition referred to in this Section 5.3(a) shall extend beyond the end of an Interest Period so agreed or set, the foregoing procedure shall be repeated as often as may be necessary.

               (b) The Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate determined by the Agent for purposes of Section 5.2(a) or (c), and the applicable rate furnished by each Reference Bank.

               (c)    If  the  Majority Banks  notify  the  Agent that  the
          Eurodollar Rate for any Interest Period will not adequately reflect the cost to such Banks of making or maintaining their respective Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks stating the circumstances which have caused such notice to be given, and if such notice shall be given prior to the Loan or Loans being advanced by the Banks, the Borrower's right to borrow the Loans hereunder from the Banks shall be suspended during the continuation of such circumstances. In any event, during the thirty (30) days following the giving of such notice, the Borrower, the Agent and the Banks shall negotiate in good faith in order to arrive at an alternative interest rate or (as the case may be) an alternative basis for the Banks to fund or continue to fund their Ratable Portion of such Loans during such Interest Period. If within such thirty (30) day period an alternative interest rate or (as the case may be) an alternative basis is agreed upon, then such alternative interest rate or (as the case may be) alternative basis shall take effect in accordance with the terms of such agreement. If the Borrower, the Agent and the Banks fail to agree on such an alternative interest rate or (as the case may be) alternative basis within







          such thirty (30) day period and such circumstances are continuing at the end of such thirty (30) day period, then the Agent with the agreement of each Bank shall set an interest period and interest rate representing the cost of funding of the Banks in Dollars of their Ratable Portion of such Loans plus the Margin. If the circumstance shall continue at the end of such interest period, the procedure in this Section 5.3(c) shall be repeated. If the Borrower shall not agree with such rate then the Borrower may give not less than fifteen (15) Business Days' irrevocable notice of prepayment to the Agent in which case the aggregate Commitments of the Banks shall thereupon be cancelled and, if the Loans are outstanding, the Borrower shall prepay (without premium or penalty) the Loans on the first Business Day after such period together with accrued interest thereon at the applicable rate plus the Applicable Margin.

               5.4.   Prepayments  of  the  Loans.         (a)     Optional
          Prepayments. Subject to the provisions of this Section 5.4, the Borrower may prepay Loans on the last day of any Interest Period with respect to such Loans (or, with respect to a Loan as to which the applicable Interest Period is 12 months, on any day on which an interest payment is due pursuant to Section 5.2(a); provided that if such day is not the last day of the Interest Period in respect of such Loan, the Borrower shall continue to be liable for any costs or expenses pursuant to Section 12.4(c)) as follows:

                  (i)    Tranche A  Term Loans  and Tranche  B Term  Loans.
               (A) The Borrower may, upon at least fifteen Business Days' prior notice to the Agent (which shall be irrevocable) stating the proposed date and aggregate principal amount of the prepayment, prepay without premium or penalty the outstanding principal amount of the Tranche A Term Loans and the Tranche B Term Loans, in whole or in part (but if in part, then such prepayment shall be applied pro rata to all Tranche A Term Loans and Tranche B Term Loans then outstanding), together with accrued interest to the date of such prepayment on the principal amount prepaid.

                      (B) Notwithstanding the foregoing, if the aggregate principal amount of all Tranche A Term Loans and Tranche B Term Loans prepaid by the Borrower during the period from the Agreement Date through the third anniversary thereof is equal to or exceeds $50,000,000, then any additional prepayment of the Tranche A Term Loans and the Tranche B Term Loans made during such period shall be subject to a fee of 1/4 of 1% on the amount being prepaid; provided, however, that such fee shall not be payable if the source of funds for such prepayment is (x) the Net Cash Proceeds of asset sales, (y) the Net Cash Proceeds of Capital Market







               Transactions, or (z) Earnings from Operations, (in each case as evidenced in the certificate of a Responsible Financial Officer delivered to the Agent and setting forth in detail satisfactory to the Agent the source of such funds); and provided, further, that no such fee shall apply to prepayments made after the third anniversary of the Agreement Date.

                      (C) Tranche A Term Loans and Tranche B Term Loans prepaid pursuant to this Agreement may not be reborrowed.

                  (ii) Prepayments of any type of Loan made at the Borrower's option may be allocated (A) towards payment of the next payment due, (B) pro-rata among all remaining maturities or (C) towards the final payment due, in any case with respect to such Loans at the option of the Borrower.

               (b) Mandatory Prepayment. The Borrower shall prepay Tranche A Term Loans, Tranche B Term Loans and Revolving Loans to the extent necessary to ensure that the aggregate principal amount of all (i) Tranche A Term Loans outstanding will not at any time exceed the aggregate of the Tranche A Term Commitments of the Banks, (ii) Tranche B Term Loans outstanding will not at any time exceed the aggregate of the Tranche B Term Commitments of the Banks, and (iii) Revolving Loans outstanding will not at any time exceed the Revolving Loan Commitments of the Banks.

               (c) Indemnification of Banks. The Borrower shall indemnify the Banks pursuant to Section 12.4(c) in the event that any prepayment shall be made on a day other than the last day of an Interest Period for the Loan or Loans being prepaid. In addition to any amounts due by the Borrower to the Banks pursuant to Section 12.4(c), the Borrower shall pay to the Agent for the account of the Banks an additional fee of 1/4% per annum on the amount so prepaid for the remainder of the Interest Period.

               (d) Amount and Allocation of Prepayment. Each partial prepayment permitted under this Section 5.4 shall be in an aggregate amount of not less than $5,000,000 or integral multiples of $1,000,000 in excess thereof.

               5.5. Fees. (a) Commitment Fees. (i) Tranche A Term Commitment. The Borrower will pay on the Tranche A Term Commitment Termination Date to the Agent for the account of each Bank in arrears a fee accruing from the Agreement Date until the Tranche A Term Commitment Termination Date, on such Bank's aggregate daily unused and uncancelled Tranche A Term Commitment as in effect from time to time at the rate of 3/8% per annum.









                  (ii) Tranche B Term Commitment. The Borrower will pay on the Tranche B Term Commitment Termination Date to the Agent for the account of each Bank in arrears a fee accruing from the Agreement Date until the Tranche B Term Commitment Termination
          Date on such Bank's aggregate daily unused and uncancelled Tranche B Term Commitment, as in effect from time to time, at the rate of 3/8% per annum.

                  (iii) Revolving Loan Commitment. The Borrower will pay to the Agent for the account of each Bank quarterly in arrears a fee accruing from the Agreement Date until the Revolving Loan Commitment Termination Date on such Bank's aggregate daily unused and uncancelled Revolving Loan Commitment, as in effect from time to time, at the rate of .55% per annum.

               (b) Arrangement Fee. The Borrower will pay to the Arranger a fee (the "Arrangement Fee"), in an amount separately agreed. Such fee shall be payable in two equal payments with one half payable on the Agreement Date and the other payable on the Initial Funding Date with respect to the first type of Loan made hereunder.

               (c) Agency Fee. The Borrower will pay to the Agent an annual fee (the "Agency Fee") in an amount separately agreed. Such fee shall be paid (a) within seven days of the Agreement Date, (b) each year thereafter on the anniversary of the Agreement Date, and (c) on termination of this Agreement in an amount equal to the accrued and unpaid portion of such fee.

               5.6. Increased Costs. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Requirement) in, or in the interpretation of, any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost (other than with respect to income, franchise or withholding taxes or other taxes of a similar nature) to any Bank of agreeing to make or making, funding or maintaining any Loans, then (A) such Bank shall, as soon as such Bank becomes aware of such increased cost, but in any event not later than 90 days after such increased cost was incurred, deliver to the Borrower and the Agent a notice stating the actual amount of such increased cost incurred by such Bank; (B) the Borrower shall, promptly upon its receipt of such notice pay to the Agent for the account of such Bank amounts sufficient to compensate such Bank for the increased cost incurred by it as set forth in the notice referred to above and (C) such Bank shall use its reasonable best efforts to designate another of its then existing offices as its Lending Office if the making of such







          designation would, without any detrimental effect to such Bank, as determined by such Bank in its sole discretion, avoid the need for, or reduce the amount of, future increased costs which are probable of being incurred by such Bank. The amount of increased costs payable by the Borrower to any Bank as stated in any such notice delivered to the Borrower and the Agent pursuant to the provisions of this Section 5.6(a) shall be conclusive and binding for all purposes, absent manifest error.

               (b) If any Bank shall be required under Regulation D to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, then (i) such Bank shall, within 45 days after the end of any Interest Period with respect to any Loan during which such Bank was so required to maintain such reserves, deliver to the Borrower and the Agent a notice stating (A) that such Bank was required to maintain reserves and as a result such Bank incurred additional costs in connection with making Loans and (B) in reasonable detail, such Bank's computations of the amount of additional interest payable by the Borrower pursuant to the provisions of this Section 5.6(b), and (ii) the Borrower shall promptly upon receipt of any such notice, pay to the Agent, for the account of such Bank, additional interest on the unpaid principal amount of each Loan of such Bank outstanding during the Interest Period with respect to which the above-referenced notice was delivered to the Borrower, at a rate per annum equal to the difference obtained by subtracting (x) the Eurodollar Rate for such Interest Period from (y) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Reserve Requirement of such Bank for such Interest Period. The amount of interest payable by the Borrower to any Bank as stated in any certificate delivered to the Borrower and the Agent pursuant to the provisions of this Section 5.6(b) shall be conclusive and binding for all purposes, absent manifest error.

               (c)       The payments  required under  Sections 5.6(a)  and
          (b) are in addition to any other payments and indemnities required under this Agreement.

               5.7. Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation, in each case after the date hereof, shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Bank or its Lending Office to make Loans or to continue to fund or maintain Loans, then, on notice thereof and demand therefor by such Bank to the Borrower through the Agent, (i) the obligation of such Bank to make Loans shall be suspended until such Bank through the Agent shall notify the Borrower that the circumstances causing such suspension no longer exist and (ii)







          the Borrower shall forthwith prepay (without premium or penalty) in full all Loans of such Bank then outstanding, together with interest accrued thereon; provided, however, that before making any such demand, each Bank agrees to use its reasonable best efforts to designate another of its then existing offices as its Lending Office if the making of such a designation would, without any detrimental effect to such Bank, cause the making of Loans to not be subject to this Section 5.7.

               5.8. Capital Adequacy. If any Bank shall, at any time, reasonably determine that (a) the adoption (i) after the date of this Agreement, of any capital adequacy guidelines or (ii) at any time, of any other applicable law, government rule, regulation or order regarding capital adequacy of banks or bank holding companies, (b) any change in (i) any of the foregoing or (ii) the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency or (c) compliance with any policy, guideline, directive or request regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any Governmental Authority, central bank or comparable agency, would have the effect of reducing the rate of return on the capital of such Bank to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration the policies of such Bank with respect to capital adequacy in effect immediately before such adoption, change or compliance) and (x) such reduction is as a consequence of the Commitment of, or the making of any Loans by, such Bank hereunder and (y) such reduction is reasonably deemed by such Bank to be material, then (1) such Bank shall deliver to the Borrower and the Agent a notice stating the reduction in the rate of return such Bank will in the future suffer as a result of its Commitment or the making of any Loans by it to the Borrower hereunder and (2) the Borrower shall, promptly upon receipt of such notice pay to the Agent for the account of such Bank from time to time as specified by such Bank such amount as shall be sufficient to compensate such Bank for such reduced return. The amount stated in any notice delivered to the Borrower pursuant to the provisions of this Section 5.8 shall be conclusive and binding for all purposes, absent manifest error. In determining any such amount, such Bank may use reasonable averaging and attribution methods. The payments required under this Section 5.8 are in addition to any other payments and indemnities required hereunder.

               5.9. Payments and Computations. (a) The Borrower shall make each payment payable by it hereunder not later than 11:00 A.M. (New York City time) on the day when due, in Dollars, to the Agent at its address referred to in Section 12.2 in immediately available funds without set-off or counterclaim. The Agent will







          promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 5.6, 5.7 or 5.8) to the Banks for the account of their respective Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Lending Office, in each case to be applied in accordance with the terms of this Agreement. Payment received by the Agent after 11:00 A.M. (New
          York  City time)  shall  be deemed  to be  received  on the  next
          Business Day.

               (b)  No Reductions.   (i) Subject to Section 5.9(b)(ii)  and
          (iii), payments due to the Agent, the Arranger, the Co-Arranger or any Bank under the Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax.

               (ii)(x) If any withholding or deduction from any payment to be made by the Borrower hereunder is required for any Taxes under any applicable law, rule or regulation, then the Borrower will

                  (A) pay directly to the relevant taxing authority the full amount required to be so withheld or deducted;

                  (B) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                  (C) pay to the Agent for the account of the Banks such additional amount or amounts necessary to ensure that the net amount actually received by each Bank will equal the full amount such Bank would have received had no such withholding or deduction been required.

               In addition, to the extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes, excise or property taxes, or any other charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

               Each Bank shall use its reasonable best efforts to designate another of its then existing offices as its Lending Office if the making of such designation would, without any detrimental effect to such Bank (as determined by the Bank in its sole discretion),







          avoid the need for, or reduce the amount of, such withholding or deduction from any payment to be made to such Bank by the Borrower hereunder required for any Taxes.

               The Borrower will indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Bank or the Agent (as the case may be) makes written demand therefor.

               If the Borrower fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Banks, the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Banks for any incremental Taxes or Other Taxes, penalties, interest or expenses that may become payable by the Agent or any Bank as a result of any such failure.

               (y) Notwithstanding subsection (x), the Borrower shall not be required to indemnify or pay additional amounts for or on account of:

               (A) Taxes imposed on or measured by the net income of the Agent or any Bank or franchise Taxes imposed on the Agent or any Bank, but in each case only to the extent imposed by the jurisdiction under the laws of which the Agent or such Bank is organized or doing business (other than as a result of the transactions contemplated by the Loan Documents or the Agent's or any Bank's enforcement of its rights under any Loan Document) or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which the Agent or such Bank's lending office or principal executive office is located or any political subdivision or taxing authority thereof or therein (except, in each case, to the extent required by the following paragraph to make payments on a net after-tax-basis), or

               (B)       any Tax or Other Tax  imposed by reason of  either
          (i) the failure of the certification made by a Bank on any form provided pursuant to Section 5.9(b)(iii) to be accurate and true in all material respects unless any such failure is attributable solely to a Change in Tax Law that occurs on or after the date on which such form is provided by such Bank, or (ii) the failure by a Bank to deliver to the Borrower and the Agent two duly completed and executed copies of IRS Form 1001 or 4224 (or successor applicable forms) in accordance with the second sentence of Section 5.9(b)(iii), certifying that such Bank is entitled to receive payments under this Agreement and the Loans







          without deduction or withholding of any United States federal income taxes, provided that this clause (B)(ii) will not apply if such failure is attributable solely to a Change in Tax Law that occurs on or after the date hereof.

               All amounts payable as additional amounts or indemnities pursuant to this Section 5.9(b) shall include an amount necessary to hold the Agent or the relevant Bank harmless on a net after-tax-basis from and against all Taxes required to be paid with respect to or as a result of the payment of such additional amount or indemnity (including, without limitation, Taxes described in clause (A) of the preceding paragraph.)

               (iii) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees that it will, on or before the date that the Bank executes this Agreement (or, in the case of a Bank that becomes a Bank pursuant to an assignment described in Section 12.7, on or before the date that the Agent records the Notice of the Assignment and Acceptance by which it becomes a Bank), deliver to the Borrower and the Agent two duly completed and executed copies of IRS Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments payable to it under this Agreement and the Loans without deduction or withholding of any United States federal income taxes. Each Bank that undertakes to deliver to the Borrower and the Agent an IRS Form 1001 or 4224 under the preceding sentence further undertakes to deliver to the Agent and the Borrower two additional duly completed and executed copies of Form 1001 or 4224 (or successor applicable forms) on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Agent, and such extensions or renewals thereof as may reasonably be required by the Borrower, certifying, in the case of a Form 1001 or 4224, that such Bank is entitled to receive payments under this Agreement and the Loans without deduction or withholding of any United States federal income taxes, unless, in any such case, an event (including, without limitation, any Change in Tax Law) has occurred before the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which causes such Bank to be no longer eligible to complete and deliver any such form with respect to it, in which case the Bank shall either (1) furnish to the Borrower such forms or other certification as the Bank (in its sole opinion) is legally entitled to furnish evidencing the Bank's eligibility for a complete exemption from or a reduced rate of withholding of United States federal income taxes, or (2) notify the Borrower that the Bank is not capable of receiving payments without any deduction or withholding of United States federal income tax.







               (c) Computations of the Commitment Fee. All computations of the Commitment Fee and all computations of interest based on the Eurodollar Rate shall be made by the Agent on the basis of a year of 360 days, and all computations of other fees shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. All computations of the Commitment Fee in respect of any type of Loan shall be based on the aggregate daily unused Tranche A Term Commitment, Tranche B Term Commitment or Revolving Loan Commitment (as the case may be) of each Bank. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

               (d) Payment Due on Other Than Business Day. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

               (e) Notice to Agent of Non-Payment; Presumption of Payment. Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

               5.10. Sharing of Payments, Etc. (a) If, prior to the occurrence of an Event of Default, any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans of a certain type (i.e. Tranche A Term Loans, Tranche B Term Loans or Revolving Loans) made by it (other than pursuant to Section 5.6, 5.7, 5.8 or 5.9) in excess of its Ratable Portion of payments on account of the Loans of the same type obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participation in the Loans of such type made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered







          from such purchasing Bank, such purchase from each Bank shall be rescinded and each such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to
          (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 5.10 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

               (b) If, after the Loans are declared to be due and owing (in accordance with the provisions of this Agreement) prior to their stated maturity, any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Loan or Loans made by it (other than pursuant to Section 5.6, 5.7, 5.8 or 5.9) in excess of its Ratable Portion of payments on account of all Loans obtained by all the Banks, such Bank shall pay over to the Agent such excess amount and the Agent shall forthwith distribute such payment to the Banks pro rata in accordance with each such Bank's Ratable Portion of all Loans then outstanding.


                                      ARTICLE VI

                                CONDITIONS OF LENDING

               6.1. Conditions Precedent to the Making of the Initial Loans. The making of the initial Loans hereunder is subject to satisfaction of the conditions precedent that (a) the Agent shall have received the following, in form and substance satisfactory to the Agent, and in sufficient copies for each Bank:

                   (i) Certified copies of (1) the resolutions of the Board of Directors of each Loan Party approving each Loan Document to which it is a party, and (2) all documents evidencing any other necessary corporate action and required governmental and any third party approvals, licenses and consents with respect to each Loan Document to which it is a party.

                   (ii) A copy of the certificate of incorporation of each Loan Party certified as of a recent date by the Secretary of State of such Person's jurisdiction of incorporation (or by an official of equivalent standing in







               the case of a Loan Party incorporated outside the U.S.), together with certificates of such official attesting to the good standing of such Person, and a copy of the By-Laws of each such Person certified by its Secretary or one of its Assistant Secretaries.

                   (iii) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of its officers who have been authorized to execute and deliver each Loan Document to which it is a party and each other document and certificate to be executed or delivered hereunder on behalf of such Person.

                   (iv) A favorable opinion of (1) Kirkland & Ellis, special New York counsel to the Loan Parties, in substantially the form of Exhibit J-1 hereto, (2) Beth P. Hecht, Corporate Counsel to the Loan Parties, in substantially the form of Exhibit J-2 hereto, (3) Watson, Farley & Williams, special New York counsel to the Agent, in substantially the form of Exhibit J-3 hereto, (4) Advokatfirmaet Ole Christian Hoie, special Norwegian counsel to the Agent, in substantially the form of Exhibit J-4 hereto, (5) Gorrissen & Federspiel, special Danish counsel to the Agent, in substantially the form of Exhibit J-5 hereto and (6) McCarter & English, Special New Jersey counsel to the Borrower, in substantially the form of Exhibit J-6.

                   (v)    the  Notes,  duly   executed  on  behalf  of  the
               Borrower.

                   (vi)  A duly executed Parent Guaranty.

                   (vii) A Subsidiary Guaranty duly executed on behalf of each of the Subsidiary Guarantors.

                   (viii) A duly executed Pledge Agreement in respect of each Pledge Subsidiary, each of which shall be substantially in the form of the pertinent exhibit attached hereto and duly executed by the Shareholders of each such Pledge Subsidiary.

                   (ix) Evidence that all necessary governmental and third party consents and approvals in connection with the Restructuring have been obtained and remain in effect, and that all applicable waiting periods have expired without any action being taken by any competent authority which restricts, prevents or imposes materially adverse conditions upon the consummation of the Restructuring as contemplated by the Restructuring Documents;







                   (x) True copies of the Restructuring Documents, together with true copies of each document, certificate, governmental approval and opinion referred to in Article V of the Restructuring Agreement.

                   (xi) The Intercreditor Agreement, duly executed and delivered by the Other Banks and the Credit Agreement Parties (as defined in the Intercreditor Agreement) all parties thereto.

                   (xii)  A duly executed Assignment of Intercompany Note.

               (b) on the date of such Loans, all Indebtedness of the Parent Guarantor and its Subsidiaries (other than Permitted Indebtedness) shall have been (or shall simultaneously be) repaid and all commitments thereunder cancelled;

               (c) on the date  of such Loans and  except as  may otherwise be permitted in the Loan Documents, the transactions contemplated by the Restructuring Agreement shall have been validly consummated, that no waivers have been granted in connection therewith unless consented to by the Agent, and that all legal aspects thereof are reasonably satisfactory to the Agent; and

               (d) on or prior to the date of such Loans, the Borrower shall have validly changed its name in accordance with Applicable Law from "A.L. Restructuring Sub, Inc." to "A.L. Laboratories, Inc."

               6.2. Conditions Precedent to the Making of Each Loan. The obligation of each Bank to make any Loan, including the initial Loans, shall be subject to the further conditions precedent that the following statements shall be true on the date of the making of such Loan, before and after giving effect thereto and to the application of the proceeds therefrom (and the acceptance by the Borrower of the proceeds of such Loan shall constitute a representation and warranty by the Borrower that on the date of such Loan such statements are true):

                   (i)   The  representations and  warranties contained  in
               Article VII hereof and in Section 5 of the Parent Guaranty (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of such date as though made on and as of such date.

                   (ii) No event has occurred and is continuing, or would result from the Loans being made on such date, which constitutes a Default or an Event of Default.









                                     ARTICLE VII

                            REPRESENTATIONS AND WARRANTIES

               To induce the Agent and Banks to enter into this Agreement, the Borrower represents and warrants to the Agent and the Banks as follows:

               7.1. Corporate Existence. The Borrower, its Subsidiaries and each other Loan Party (i) is a corporation duly incorporated, validly existing and in good standing (in jurisdictions where good standing is an applicable concept) and all fees and taxes due or owing to any Governmental Authority have been paid) under the laws of the jurisdiction of its incorporation; (ii) is duly qualified and in good standing (in jurisdictions where due qualification and good standing are applicable concepts) as a foreign corporation under the laws of each other jurisdiction in which the failure so to qualify would have a Material Adverse Effect; (iii) has all requisite corporate power and authority to conduct its business as now being conducted and as proposed to be conducted; (iv) is in compliance with its articles or certificate of incorporation and by-laws.

               7.2. Corporate Power; Authorization; Enforceable Obligations. (a) The execution, delivery and performance by the Borrower and each other Loan Party of this Agreement or any other Loan Document to which it is a party:

                   (i) are within its corporate powers;

                   (ii)   have  been  duly   authorized  by  all  necessary
               corporate action;

                   (iii) do not (A) contravene its certificate of incorporation or by-laws, (B) violate any law or regulation (including, without limitation, Regulations G, T, U or X ), or any order or decree of any court or governmental instrumentality, except those as to which the failure to comply would not have a Material Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, any instrument, document or agreement binding upon and material to the Borrower or such Loan Party, or (D) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Property of the Borrower, any of its Subsidiaries or any other Loan Party; and

                   (iv) do not and will not require any consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other consent or approval, including any consent or approval of







               any Subsidiary of the Borrower or any consent or approval of the stockholders of the Borrower or any Subsidiary of the Borrower, other than (A) consents, authorizations and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, and are in full force and effect and, in the case of any such required under Applicable Law as in effect on the Agreement Date, are listed on Schedule 7.2(a)(iv), (B) notices, filings or registrations that have been given or effected, and (C) the filing of copies of Loan Documents with the Securities and Exchange Commission as exhibits to its public filings.


               (b) This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is a party hereto or thereto, and is the legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except where such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or equitable principles relating to enforceability.

               7.3. Taxes. All federal, and all material state, local and foreign tax returns, reports and statements required to be filed by the Borrower or any of its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed. All consolidated, combined or unitary returns which include the Borrower or any of its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed except where such filing is being contested or may be contested. All federal, and all material state, local and foreign taxes, charges and other impositions of the Borrower, its Subsidiaries or any consolidated, combined or unitary group which includes the Borrower or any of its Subsidiaries which are due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof except where contested in good faith and by appropriate proceedings if adequate reserves therefor have been established on the books of the Borrower or such Subsidiary in accordance with GAAP. Proper and accurate amounts have been withheld by or on behalf of the Borrower and each of its Subsidiaries from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies, in all material respects. Neither the Borrower nor any of its Tax Affiliates has agreed or has been requested to make any adjustment under Section







          481(a) of the Code by reason of a change in accounting method or otherwise relating to the Borrower or any of its Subsidiaries which will affect a taxable year of the Borrower or a Tax Affiliate ending after December 31, 1993, which has not been reflected in the financial statements delivered pursuant to
          Section 8.8 and which would have a Material Adverse Effect. The Borrower has no obligation to any Person other than the Parent Guarantor and Subsidiaries of the Parent Guarantor under any tax sharing agreement or other tax sharing arrangement.

               7.4. Financial Information. (a) The reports of the Parent Guarantor on Form 10-K for the Fiscal Year ended December 31, 1993 and on Form 10-Q for the Fiscal Quarters ended March 31, 1994 and June 30, 1994, the Proxy Statement of the Parent Guarantor dated August 22, 1994, the report on Form 8-K of the Parent Guarantor dated August 4, 1994 and the report on Form 8K/A of the Parent Guarantor dated as of August 22, 1994 which have been furnished to the Agent and each Bank, are respectively complete and correct in all material respects as of such respective dates, and the financial statements therein have been prepared in accordance with GAAP and fairly present the financial condition and results of operations of the Parent Guarantor and its consolidated Subsidiaries as of such respective dates (subject, in the case of such reports on Form 10-Q, to changes resulting from normal year-end adjustments).

               (b) Since December 31, 1993 there has been no Material Adverse Change or Material Credit Agreement Change.

               (c) None of the Parent Guarantor or any Subsidiary of the Parent Guarantor had at June 30, 1994 any obligation, contingent liability, or liability for taxes or long-term leases material to the Parent Guarantor and its Subsidiaries taken as a whole which is not reflected in the balance sheets referred to in subsection
          (a) above or in the notes thereto.

               7.5. Litigation. There are no pending, or to the best knowledge of the Borrower threatened, actions, investigations or proceedings against or affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator in which, individually or in the aggregate, there is a reasonable probability of an adverse decision that could have a Material Adverse Effect or result in a Material Credit Agreement Change.

               7.6. Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying-Margin Stock, and no proceeds of any Borrowing will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.







               7.7. ERISA. (a) No liability under Sections 4062, 4063, 4064 or 4069 of ERISA has been or is expected by the Borrower to be incurred by the Borrower or any ERISA Affiliate with respect to any Plan which is a Single-Employer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.

               (b) No Plan which is a Single-Employer Plan had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof. Neither the Borrower nor any ERISA Affiliate is (A) required to give security to any Plan which is a Single-Employer Plan pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, or (B) subject to a Lien in favor of such a Plan under Section 302(f) of ERISA.

               (c) Each Plan of the Borrower, each of its Subsidiaries and each of its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code, except where the failure to comply would not result in any Material Adverse Effect.

               (d) Neither the Borrower nor any of its Subsidiaries has incurred a tax liability under Section 4975 of the Code or a penalty under Section 502(i) of ERISA in respect of any Plan which has not been paid in full, except where the incurrence of such tax or penalty would not result in a Material Adverse Effect.

               (e) None of the Borrower, any of its Subsidiaries or any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan which will result in Withdrawal Liability to the Borrower, any of its Subsidiaries or any ERISA Affiliate in an amount that could reasonably be expected to have a Material Adverse Effect.

               7.8. No Defaults. Neither the Borrower nor any of its Subsidiaries is in breach of or default under or with respect to any instrument, document or agreement binding upon the Borrower or such Subsidiary which breach or default is reasonably probable to have a Material Adverse Effect or result in the creation of a Lien on any Property of the Borrower or its Subsidiaries.

               7.9. Investment Company Act. The Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Loans by the Banks, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by this Agreement







          will not violate any provision of such act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

               7.10. Insurance. All policies of insurance of any kind or nature owned by the Borrower and its Subsidiaries are maintained with reputable insurers which to the Borrower's best knowledge are financially sound. The Borrower currently maintains insurance with respect to its Properties and business and causes its Subsidiaries to maintain insurance with respect to their respective Properties and business against loss or damage of the kinds customarily insured against by corporations engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations including, without limitation, worker's compensation insurance.

               7.11. Environmental Protection. (a) There are no known conditions or circumstances known to the Borrower associated with the currently or previously owned or leased properties or operations of the Borrower or its Subsidiaries or tenants which may give rise to any Environmental Liabilities and Costs which would have a Material Adverse Effect; and

               (b) No Environmental Lien has attached to any Property of the Borrower or any of its Subsidiaries which would have a Material Adverse Effect.

               7.12. Regulatory Matters. Except as disclosed in the Parent Guarantor's Form 10-K for the fiscal year ending December 31, 1993, its Report on Form 10-Q for the fiscal quarter ending June 30, 1994, or in its definitive Proxy Statement relating to the Restructuring filed with the Securities and Exchange Commission on August 22, 1994, the Borrower and its Subsidiaries are to the best of their knowledge in compliance with all rules, regulations and other requirements of the Food and Drug Administration ("FDA") and other regulatory authorities of jurisdictions in which the Borrower or any of its Subsidiaries do business or operate manufacturing facilities, including without limitation those relating to compliance by the Borrower's or any such Subsidiary's manufacturing facilities with "Current Good Manufacturing Practices" as interpreted by the FDA, except to the extent any such noncompliance would not have a Material Adverse Effect. Except as so disclosed, neither the FDA nor any other such regulatory authority has requested (or, to the Borrower's knowledge, are considering requesting) any product recalls or other enforcement actions.

               7.13. Title and Liens. Each of the Borrower and its Subsidiaries has good and marketable title to its real properties







          and owns or leases all its other material Properties, in each case, as shown on its most recent quarterly balance sheet, and none of such Properties is subject to any Lien except for Permitted Liens.

               7.14. Compliance with Law. Each of the Borrower and its Subsidiaries is in compliance with all Applicable Law, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect on the business or financial condition of the Borrower and its Subsidiaries taken as a whole, or the Borrower's ability to perform its obligations under the Loan Documents.

               7.15. Trademarks, Copyrights, Etc. The Borrower and each of its Subsidiaries own or have the rights to use such trademarks, service marks, trade names, copyrights, licenses or rights in any thereof, as in the aggregate are adequate in the reasonable judgment of the Borrower for the conduct of the business of the Borrower and its Subsidiaries as now conducted.

               7.16. Disclosure. All written information relating to the Borrower, the Parent Guarantor and any of their respective Subsidiaries which has been delivered by or on behalf of the Borrower to the Agent or the Banks in connection with the Loan Documents and all financial and other information furnished to the Agent is true and correct in all material respects and contains no misstatement of a fact of a material nature. Any financial projections and other information regarding anticipated future plans or developments contained therein was based upon the Borrower's best good faith estimates and assumptions at the time they were prepared.

               7.17.     Existing  Indebtedness.    Schedule  5(l)  to  the
          Parent Guaranty is complete and correct in all material respects.

               7.18. Subsidiaries. (a) Schedule 5(m) to the Parent Guaranty sets forth all of the Subsidiaries, their jurisdictions of incorporation and the percentages of the various classes of their capital stock owned by the Parent Guarantor or another Subsidiary of the Parent Guarantor, (b) the Parent Guarantor or another Subsidiary, as the case may be, has the unrestricted right to vote, and (subject to limitations imposed by Applicable Law or the Loan Documents) to receive dividends and dividends on, all capital stock indicated on such Schedule as owned by the Parent Guarantor or such Subsidiary and (c) such capital stock has been duly authorized and issued and is fully paid and nonassessable.









               7.19.     Principal  Subsidiaries.    Schedule 5(n)  to  the
          Parent Guaranty sets forth all of the Principal Subsidiaries in existence as of the Agreement Date.



                                     ARTICLE VIII

                                AFFIRMATIVE COVENANTS

               As long as any of the Loans or any other amounts shall remain unpaid or any Bank shall have any Commitment hereunder, unless otherwise agreed by the written consent of the Majority
          Banks:

               8.1. Compliance with Laws, Etc. The Borrower shall comply, and cause each of its Subsidiaries to comply, in all material respects with all Applicable Law except such non-compliance as would not have a Material Adverse Effect or result in a Material Credit Agreement Change.

               8.2. Payment of Taxes, Etc. The Borrower and any consolidated, combined or unitary group which includes the Borrower or any of its Subsidiaries shall pay and discharge, and cause each Subsidiary of the Borrower to pay and discharge, before the same shall become delinquent, all lawful claims, Taxes, assessments and governmental charges or levies except where contested in good faith, by proper proceedings, and where adequate reserves therefor have been established on the books of the Borrower or such Subsidiary in accordance with GAAP.

               8.3. Maintenance of Insurance. The Borrower shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates. The Borrower will furnish to the Agent from time to time such information as may be requested as to such insurance.

               8.4. Preservation of Corporate Existence, Etc. The Borrower shall preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, their respective corporate existences; provided, that this Section 8.4 shall not apply at any time with respect to the corporate existence of a Subsidiary of the Borrower in any case where the Parent Guarantor's Board of Directors determines in good faith that such termination of corporate existence is in the best interests of the Parent Guarantor, the Borrower and their respective Subsidiaries taken







          as a whole and where noncompliance will not have a Materially Adverse Effect on the Borrower and its Subsidiaries or any Loan Document (other than a Loan Document delivered by a Subsidiary that at such time is no longer a Principal Subsidiary, as determined at such time); provided, further, that this Section
          8.4 shall be without prejudice to the other provisions of this Agreement and the Parent Guaranty.

               8.5. Books and Access. The Borrower shall, and shall cause each of its Subsidiaries to, keep proper books of record and accounts in conformity with GAAP, and upon reasonable notice and at such reasonable times during the usual business hours as often as may be reasonably requested, permit representatives of the Agent, at its own initiative or at the request of any Bank, to make inspections of its Properties, to examine its books, accounts and records and make copies and memoranda thereof and to discuss its affairs and finances with its officers or directors and independent public accountants.

               8.6. Maintenance of Properties, Etc. The Borrower shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of their respective Properties which are used or useful in the conduct of its business in good working order and condition and, from time to time make or cause to be made all appropriate repairs, renewals and replacements, except where the failure to do so would not have a Material Adverse Effect.

               8.7. Application of Proceeds. The Borrower shall use the proceeds of the Loans (i) to refinance Indebtedness existing at the date hereof of the Borrower under the Existing Credit Agreements, (ii) to be made available to the Parent Guarantor to refinance certain Indebtedness existing at the date hereof of A.L.-Oslo under the A.L.-Oslo Existing Credit Agreements, (iii) to finance the costs associated with the Restructuring, and (iv) for other general corporate purposes.

               8.8. Financial Statements. The Borrower shall furnish, or shall cause to be furnished, to the Agent (with sufficient copies to the Banks):

               (a) the  financial  statements   and  reports   required  by
          Sections 6(g) and (h) of the Parent Guaranty.

               (b) together with each delivery of financial statements of the Parent Guarantor and its Subsidiaries pursuant to clauses (a) above, and commencing with the Fiscal Quarter ending December 31, 1994, a certificate signed by a Responsible Financial Officer of the Borrower stating that (i) such officer is familiar with both this Agreement and the business and financial condition of the







          Borrower, (ii) that the representations and warranties set forth in Article VII hereof are true and correct in all material respects as though such representations and warranties had been made by the Borrower on and as of the date thereof; and (iii) no Event of Default or Default has occurred and is continuing or if an Event of Default or Default has occurred and is continuing a statement as to the nature thereof, and whether or not the same shall have been cured.

               8.9.      Reporting   Requirements.    The   Borrower  shall
          furnish to the Agent for distribution to the Banks:

               (a) from time to time as the Agent may reasonably request, copies of such statements, lists of Property, accounts, reports or information prepared by or for the Borrower or within the Borrower's control. In addition, the Borrower shall furnish to the Agent for distribution to the Banks, within five (5) days after delivery thereof to the Borrower's Board of Directors, copies of budgets and forecasts prepared by or for the Borrower or within the Borrower's control;

               (b) promptly and in any event within thirty (30) days after the Borrower, any of its Subsidiaries or any ERISA Affiliate knows that any ERISA Event has occurred (other than a Reportable Event for which notice to the PBGC is waived), a written statement of the chief financial officer or other appropriate officer of the Borrower describing such ERISA Event and the action, if any, which the Borrower, any of its Subsidiaries or any ERISA Affiliate proposes to take with respect thereto, and a copy of any notice filed with the PBGC or the IRS pertaining thereto;

               (c) promptly and in any event within thirty (30) days after notice or knowledge thereof, notice that the Borrower or any of its Subsidiaries becomes subject to the tax on prohibited transactions imposed by Section 4975 of the Code, together with a copy of Form 5330;

               (d) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, against or affecting the Borrower or any of its Subsidiaries, in which there is a reasonable probability of an adverse decision which would have a Material Adverse Effect;

               (e) promptly upon the Borrower or any of its Subsidiaries learning of (i) any Event of Default or any Default, or (ii) any Material Credit Agreement Change, telephonic or telegraphic notice specifying the nature of such Event of Default, Default or Material Credit Agreement Change, including the anticipated







          effect thereof, which notice shall be promptly confirmed in writing within five days;

               (f) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to its security holders generally, and copies of all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

               (g) promptly upon, and in any event within 30 days of, the Borrower or any of its Subsidiaries learning of any of the following:

                   (i) notice that any Property of  the Borrower or any  of
               its Subsidiaries is subject to any Environmental Liens individually or in the aggregate which would have a Material Adverse Effect;

                   (ii) any proposed acquisition of stock, assets or real estate, or any proposed leasing of Property, or any other action by the Borrower or any of its Subsidiaries in which there is a reasonable probability that the Borrower or any of its Subsidiaries would be subject to any material Environmental Liabilities and Costs, provided, that, in the event of any such proposed acquisition or lease, the Borrower must furnish to the Banks evidence in a form acceptable to the Banks that the proposed acquisition will not have a Material Adverse Effect;

               (h) prior   to   the   effectiveness  thereof,   information
                   relating to any proposed change in the accounting treatment or reporting practices of the Borrower and its Subsidiaries the nature or scope of which materially affects the calculation of any component of any financial covenant, standard or term contained in this Agreement;

               (i) prior to the  Borrower, or any of its  Subsidiaries, (i)
                   entering into any agreement relating to the sale of, or the granting of a Lien on, assets having a fair market value of $10,000,000 or more, or (ii) incurring Indebtedness pursuant to a single transaction the aggregate principal amount of which is $10,000,000 or more, the Borrower shall give the Agent 15 days' notice of its intention to enter into such an agreement; and

               (j) from time to time, such other information  and materials as the Agent (or the Banks through the Agent) may reasonably request.







               8.10. Acquisition Related Loan. Where the proceeds of a Loan, including the initial Loans, are to be made available, either directly or indirectly, to an Affiliate of the Borrower in connection with an acquisition of Equity or assets, the Borrower shall, within 15 Business Days of the making of such Loan, deliver to the Agent (a) an Acquisition Related Guaranty duly executed by such Affiliate (an "Acquisition Related Guarantor") (which shall be in addition to, and not in substitution of, any Credit Support Document previously delivered by such Affiliate) or (b) if such Affiliate is incorporated outside the United States of America, a Pledge Agreement duly executed by the Shareholders of such Affiliate; provided that Clause (b) shall not apply to any Affiliate the stock of which is at that time already subject to a valid and binding Pledge Agreement.

               8.11. Additional Credit Support Documents. The Borrower shall deliver, or shall cause to be delivered, within five (5) Business Days of delivery to the Agent of a certificate pursuant to Section 6(g)(v) of the Parent Guaranty, in respect of each Principal Subsidiary disclosed on the schedule attached to such certificate (a) a Subsidiary Guaranty duly executed by each such Principal Subsidiary or (b) if any such Principal Subsidiary is a Non-U.S. Subsidiary, a Pledge Agreement duly executed by the Shareholders of such Non-U.S. Subsidiary; provided, that this
          Section 8.11 shall not apply to any Principal Subsidiary as to which there already is at such time a valid and binding Subsidiary Guaranty or Pledge Agreement (as the case may be).

               8.12. Delivery of Opinions. Concurrently with the execution and delivery of any additional Credit Support Documents pursuant to Sections 8.10 or 8.11 hereof, the Borrower shall deliver, or shall cause to be delivered, to the Agent an opinion of counsel relating to such additional Credit Support Document in form and substance substantially similar to the opinions rendered in connection with comparable agreements on the Effective Date.


                                      ARTICLE IX

                                  NEGATIVE COVENANTS

               So long as any of the Loans or any other amounts shall remain unpaid or any Bank shall have any Commitment hereunder, unless otherwise agreed by the written consent of the Majority
          Banks:

               9.1. Liens, Etc. The Borrower shall not, directly or indirectly, create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its Properties, whether now owned or hereafter







          acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Indebtedness of any Person, except Permitted Liens.

               9.2. Mergers. The Borrower shall not merge or consolidate in any transaction in which it is not the surviving Person. The Borrower shall not permit without the consent of the Majority Banks any of its Subsidiaries to merge or consolidate in any transaction in which such Subsidiary is not the surviving Person other than in mergers of any Subsidiary into the Borrower, the Parent Guarantor or any other wholly owned Subsidiary of the Borrower or the Parent Guarantor that is incorporated in the U.S.; provided, that with respect to mergers in which the surviving entity is not the Borrower or the Parent Guarantor, then the Borrower shall cause such surviving entity to deliver a Subsidiary Guaranty if immediately after the merger the surviving entity is a Principal Subsidiary (as determined at such time) in respect of which there is not, at such time, a valid, legal and binding Subsidiary Guaranty or Pledge Agreement; provided, further, that the Majority Banks will not unreasonably withhold their consent to a merger or other combination of A.L. Pharma A/S and New A.L. - Oslo.

               9.3.      Substantial  Asset Sale.  The Borrower  shall not,
          and shall not permit any of its Subsidiaries to, sell, lease, transfer or otherwise dispose of all or any substantial part of its or their assets (including any of the stock of the Scandinavian Principal Companies owned by it or them), except that this Section 9.3 shall not apply to any disposition of assets (a) in the ordinary course of business or (b) any disposition of assets (other than assets consisting of the stock of the Scandinavian Principal Companies or assets owned by the Scandinavian Principal Companies) (i) to the Borrower, the Parent Guarantor or any Principal Subsidiary (in respect of which there is in existence a legal, valid and binding Subsidiary Guaranty or Pledge Agreement) or (ii) where the proceeds of such disposition
          (A) consist solely of cash or Cash Equivalents and (B) the Net Cash Proceeds of such disposition are first applied towards the prepayment of any Loans then outstanding in accordance with
          Section 5.4(a); provided, that for purposes of this Section 9.3, any such prepayment shall be effected on the next succeeding day on which an interest payment is due in respect of the Loan being prepaid after consummation of the asset sale, and if such day is not the last day of the Interest Period in respect of the Loan or Loans being prepaid, the Borrower shall continue to be liable for any costs or expenses pursuant to Section 12.4(c).

               9.4.      Transactions with Affiliates.   The Borrower shall
          not  engage in, and  will not permit  any of its  Subsidiaries to







          engage in, any transaction with an Affiliate of the Borrower or of such Subsidiary other than transactions in the ordinary course of business between a Subsidiary and its parent or among Subsidiaries of the Borrower that are on terms no less favorable to the Borrower or such Subsidiaries than as would be obtained in a comparable arms-length transaction and other than transactions contemplated by, and effected in accordance with, the Restructuring Agreement.

               9.5. Restrictions on Indebtedness. (a) The Borrower shall not incur, and shall not permit its Subsidiaries to incur, Indebtedness except (subject to clause (b) below) Permitted Indebtedness.

               (b) No Permitted Indebtedness may be incurred unless the Parent Guarantor or the Borrower shall have complied with the provisions of Section 7(f) of the Parent Guaranty.



                                      ARTICLE X

                                  EVENTS OF DEFAULT

               10.1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

               (a) The Borrower or any other Loan  Party shall fail to  pay
          (i) any principal when due in accordance with the terms and provisions of this Agreement or any other Loan Document, or (ii) any interest on any amounts due hereunder or thereunder, or any fee or any other amount due hereunder or thereunder within five Business Days after the same becomes due and payable; or

               (b) Any representation or warranty made by any Loan Party in this Agreement or any other Loan Document or by any Loan Party (or any of its officers) in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made; or

               (c) The Borrower or any other Loan Party shall default in the performance or observance of any term, covenant condition or agreement contained in Section 8.9(e) of the Credit Agreement or
          Section 6(h)(v) of the Parent Guaranty, respectively; or

               (d) Any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document, which failure or change shall remain unremedied for (i) forty-five (45) days, in the case of the terms and covenants contained in Section 8 of the Parent Guaranty, and







          (ii) thirty (30) days, in the case of all other terms, covenants or agreements not otherwise specifically dealt with in this
          Section 10.1, and in either case after the earlier of the date on which (x) telephonic, telefaxed or telegraphic notice thereof shall have been given to the Agent by the Borrower pursuant to
          Section 8.9(e), (y) written notice thereof shall have been given to the Borrower by the Agent or (z) the Borrower or any other Loan Party knows, or should have known, of such failure; or

               (e) The Borrower, the Parent Guarantor or any of their Subsidiaries shall fail to pay any principal of, or premium or interest on, any Indebtedness for Borrowed Money of the Borrower, the Parent Guarantor or such Subsidiary, in an aggregate amount of not less than $2,500,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness for Borrowed Money, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or to terminate any commitment to lend; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and, with respect to all of the foregoing, after the expiration of the earlier of (i) any applicable grace period or the giving of any required notice or both and (ii) a period of 30 days after such Indebtedness for Borrowed Money first became due; or

               (f) Each of the Borrower, the Parent Guarantor or any of the Principal Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceedings shall be instituted by or against the Borrower, the Parent Guarantor or any of the Principal Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for a material part of its Property employed in its business or any writ, attachment, execution or similar process shall be issued or levied against a material part of the Property employed in the business of the Borrower or the Parent Guarantor and their respective Subsidiaries taken as a whole, and, in the case of any such proceedings instituted against the Borrower or the Parent Guarantor or any of the Principal Subsidiaries (but not instituted by it), either such proceedings shall remain







          undismissed or unstayed for a period of 60 days or any of the actions sought in such proceedings shall occur; or the Borrower, the Parent Guarantor or any of the Principal Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

               (g) Any order for the payment of money or judgment of any court, not appealable or not subject to certiorari or appeal (a "Final Judgment"), which, with other outstanding Final Judgments, exceeds an aggregate of $5,000,000 shall be rendered against the Borrower or any of its Principal Subsidiaries and, within 60 days after entry thereof, such Final Judgment shall not have been discharged; or

               (h) (i) With respect to  any Plan, a final determination  is made that a prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA occurred which results in direct or indirect liability of the Borrower or any of its Principal Subsidiaries, (ii) with respect to any Title IV Plan, the filing of a notice to voluntarily terminate any such plan in a distress termination, (iii) with respect to any Multiemployer Plan, the Borrower, any of its Principal Subsidiaries or any of its or their ERISA Affiliates shall incur any Withdrawal
          Liability, or (iv) with respect to any Qualified Plan, the Borrower, any of its Principal Subsidiaries or any of its or their ERISA Affiliates shall incur an accumulated funding deficiency or request a funding waiver from the IRS; provided, however, that with respect to the events listed in clauses (i),
          (iii) and (iv) hereof there shall be no Event of Default if the liability of the Borrower, the relevant Principal Subsidiary or the relevant ERISA Affiliate is satisfied in full or in accordance with the due dates therefor; or

               (i) This Agreement or any other Loan Document shall cease to be valid or enforceable for any reason in any material respect; provided, that in the case of the invalidity or unenforceability of a Credit Support Document, such event shall not constitute a Default if the Borrower shall have delivered, or caused to be delivered, within 15 days of learning or receiving notice of such invalidity or unenforceability additional security or credit support in form and substance satisfactory to the Agent;

               (j) A Material Adverse Change shall occur;

          then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the obligation of each Bank to make Loans to be terminated, whereupon the same shall forthwith terminate, and
          (ii) shall  at  the request,  or  may with  the  consent, of  the







          Majority Banks, by notice to the Borrower, declare all amounts due under this Agreement and all interest thereon to be forthwith due and payable, whereupon all amounts due under this Agreement and all such interest and all such amounts shall become and be forthwith due and payable; provided, however, that upon an actual or deemed entry of an order for relief with respect to the Borrower or the Guarantor or any of its Principal Subsidiaries under the federal Bankruptcy Code, (A) the obligation of each Bank to make Loans shall automatically be terminated and (B) all amounts due under this Agreement and all such interest and all such amounts shall automatically and without further notice become and be due and payable. In addition to the remedies set forth above, the Agent may exercise any other remedies provided for by this Agreement in accordance with the terms hereof or any other remedies provided by applicable law.

                                      ARTICLE XI

                                      THE AGENT

               11.1. Authorization and Action. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks (or when expressly required hereunder, all the Banks), and such instructions shall be binding upon all Banks; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

               11.2. The Agent's Reliance, Etc. Neither the Agent, its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, except for its own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, (i) the Agent may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) the Agent makes no warranty or representation to







          any Bank and it shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement; (iii) the Agent shall have no duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the Properties (including the books and records) of the Borrower;
          (iv) the Agent shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) the Agent not shall incur liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

               11.3. Union Bank of Norway and Den norske Bank AS. With respect to the Commitments of Union Bank of Norway and Den norske Bank AS respectively, and the Loans made by each of them, each of Union Bank of Norway and Den norske Bank AS shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not an Agent or Arranger or Co-Arranger, as the case may be; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include each of Union Bank of Norway and Den norske Bank AS, in their individual capacities. Each of Union Bank of Norway and Den norske Bank AS and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Union Bank of Norway and Den norske Bank AS, as the case may be, were not an Agent, Arranger or Co-Arranger, as the case may be, and without any duty to account therefor to the Banks.

               11.4. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent, the Arranger or Co-Arranger or any other Bank, and based on the financial statements referred to in Article VII and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or Co-Arranger or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

               11.5. Determinations Under Sections 6.1. and 6.2. For purposes of determining compliance with the conditions specified







          in Sections 6.1 and 6.2, each Bank shall be deemed to have consented to, approved or accepted, or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Banks unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Bank prior to the applicable Borrowing specifying its objection thereto (unless such objection shall have been withdrawn by notice to the Agent to that effect or such Bank shall have made available to the Agent such Bank's ratable portion of such Borrowing).

               11.6. Indemnification. Each Bank agrees to indemnify the Agent and its respective Affiliates, and its respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrower), ratably according to such Bank's Ratable Portion of the Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including, without limitation, fees and disbursements of legal counsel) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, any such Person in any way relating to or arising out of this Agreement or any action taken or omitted by any such Person under this Agreement; provided, however, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any such Person's gross negligence or willful misconduct or from any violation or alleged violation by any such Person or any other Bank of any law, rule or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) or, with respect to the Agent, any conflict or alleged conflict between its rights and duties in its capacity as such or as a Bank under this Agreement and any other rights or duties it may have in any other capacity in which it may act in connection with the consummation of the transactions contemplated by this Agreement, whether or not such Bank is a party to such transactions. Without limitation of the foregoing, each Bank agrees to reimburse any such Person promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and disbursements of one counsel) incurred by such Person in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such Person is not reimbursed for such expenses by the Borrower.

               11.7.     Successor Agents.   Any  Agent may  resign at  any
          time  by  giving written  notice  thereof to  the  Banks and  the







          Borrower and  may  be  removed at  any  time with  cause  by  the
          Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor to such Agent. If no successor to such Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks removal of such retiring Agent, then such retiring Agent on behalf of the Banks, shall appoint a successor Agent (which successor Agent shall be a Bank or another commercial bank organized under the laws of a member nation of the Organization for Economic Cooperation and Development and having a combined capital and surplus of at least $100,000,000). Upon the acceptance of any appointment as an Agent hereunder by any successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and such retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

               11.8. Notices and Forwarding of Documents to Banks. Promptly upon receipt of the same, the Agent shall furnish to the Banks copies of all notices received from the Borrower or any other Loan Party.


                                     ARTICLE XII

                                    MISCELLANEOUS

               12.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing signed by all the Banks and consented to by all of the Banks, do any of the following: (a) waive any of the conditions specified in Section
          6.1 or 6.2; (b) increase the Commitments of the Banks or subject the Banks to any additional obligations; (c) change the principal of, or decrease the interest on, any amounts payable hereunder or reduce the amount of any Commitment Fee payable to the Banks hereunder; (d) postpone any date fixed for any scheduled payment of any Commitment Fee, or scheduled payment of principal of, or interest on, any amounts, payable hereunder; (e) change the definition of Majority Banks; (f) terminate, or release the







          Parent Guarantor from its obligations under, the Parent Guaranty or (g) amend this Section 12.1; and provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Persons required above to take such action, affect the rights or duties of the Agent under this Agreement.

               12.2. Notices, Etc. Except as otherwise set forth herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand,

               (i) if to the Borrower, at:

                   A.L. Laboratories, Inc.
                   c/o A.L. Pharma Inc.
                   One Executive Drive
                   P.O. Box 1399
                   Fort Lee, NJ 07024
                   Attn:      Albert Marchio
                         Treasurer
                   Telephone:  (201) 947-7774
                   Telefax:    (201) 947-5541

                         and to:

                         Beth P. Hecht, Esq.
                         Corporate Counsel

                   Telephone:  (201) 947-7774
                   Telecopy:   (201) 592-1481


               (ii)      if to the Agent, at:

                   Union Bank of Norway
                   Loan Administration
                   P.O. Box 1172 Sentrum
                   N-0107 Oslo
                   Telephone: 011-47-22-31-90-50
                   Telecopy:  011-47-22-31-85-58

               (iii) if to any Bank, at its Lending Office specified on the signature pages hereof, and if to any other lender that becomes a "Bank", at its Lending Office specified in the Notice of Assignment and Acceptance by which it became a Bank;









          or, as to the Borrower, any Bank or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company, delivered by overnight courier with confirmation of receipt or delivered by hand to the addressee,or its agent, respectively, except that notices and communications to the Agent pursuant to Articles II, III, IV or XI shall not be effective until received by the Agent.

               12.3. No Waiver; Remedies. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               12.4. Costs; Expenses; Indemnities. (a) The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the other Loan Documents and the other documents to be delivered hereunder or thereunder, including, without limitation, the specified reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto (such fees and expenses to be payable on the Effective Date) and with respect to advising the Agent as to their rights and responsibilities under this Agreement, and all costs and expenses of the Agent and the Banks (including, without limitation, reasonable counsel fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Loan Documents and the other documents to be delivered hereunder and thereunder.

               (b) The  Borrower  agrees  to  defend,  indemnify  and  hold harmless each of the Agent, the Arranger, the Co-Arranger and the Banks and their respective affiliates and their respective directors, officers, attorneys, agents, employees, successors and assigns (each, an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, penalties, actions, claims, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel of the Agent, the Arranger, the Co-Arranger or the Banks) which may be







          incurred by or asserted or awarded against any Indemnified Person, in each case arising in any manner of or in connection with or by reason of the Restructuring, the Restructuring Agreement, this Agreement, the other Loan Documents, the Commitments or any undertakings in connection therewith, or the proposed or actual application of the proceeds of the Loans (all of the foregoing collectively, the "Indemnified Liabilities") and will reimburse each Indemnified Person on a current basis for all properly documented expenses (including outside counsel fees as they are incurred by such party) in connection with investigating, preparing or defending any such action, claim or suit, whether or not in connection with pending or threatened litigation irrespective of whether such Indemnified Person is designated a party thereto; provided that the Borrower shall not have any liability hereunder to any Indemnified Person with respect to Indemnified Liabilities which are determined by a court of competent jurisdiction to have arisen primarily from the gross negligence or willful misconduct of such Indemnified Person; and provided further, that if the Borrower has determined in good faith that such Indemnified Liabilities were primarily the result of such Indemnified Person's gross negligence or willful misconduct, it shall not be obligated to pay such Indemnified Liabilities until a court of competent jurisdiction has determined whether such Indemnified Person acted with gross negligence or willful misconduct. If for any reason the foregoing indemnification is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Person as a result of any Indemnified Liability in such proportion as is appropriate to reflect not only the relative benefits received by the Borrower and the Agent, the Arranger, the Co-Arranger and each Bank, but also the relative fault of the Borrower and the Agent, the Arranger, the Co-Arranger and each Bank, as well as any other relevant equitable considerations. The foregoing indemnity shall be in addition to any rights that any Indemnified Person may have at common law or otherwise, including, but not limited to, any right to contribution.

               (c) If any  Loans are  Consolidated or if  any Bank receives any payment of principal of any Loan other than on the last day of an Interest Period relating to such Loan, as a result of any payment made by the Borrower or acceleration of the maturity of the amounts due under this Agreement pursuant to Section 11.1 or for any other reason, the Borrower shall, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Consolidation, including, without limitation, any loss, cost or







          expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Loan. The foregoing obligations of the Borrower contained in paragraphs (a), (b) and (c) of this Section 12.4, and the obligations of the Borrower contained in Sections 5.6(b), 5.8 and 5.9, shall survive the payment of the Loans.

               12.5.     Right of  Set-off.   Upon (i)  the occurrence  and
          during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by
          Section 10.1 to authorize the Agent to declare all amounts under this Agreement due and payable pursuant to the provisions of
          Section 10.1 or the automatic acceleration of such amounts pursuant to the proviso to that Section, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement irrespective of whether or not such Bank shall have made any demand under this Agreement and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this
          Section 12.5 are in addition to any other rights and remedies (including, without limitation, any other rights of set-off) which such Bank may have.

               12.6. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Agent, the Arranger, the Co-Arranger and when the Agent shall have been notified by each of the Banks that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent, the Arranger, the Co-Arranger and each of the Banks and their respective successors and assigns, except that (i) the Borrower shall have no right to assign its rights hereunder or any interest herein without the prior written consent of the Banks and (ii) no Bank may sell, transfer, assign, pledge or grant participation in any of its Loans or any of its rights or obligations hereunder except in accordance with Section 12.7 or as expressly required hereunder.

               12.7.     Assignments and  Participation; Additional  Banks.
          (a) Any Bank may, at any time, by notice substantially in the form of Exhibit K hereto (each, a "Notice of Assignment and Acceptance") delivered to the Agent for its acceptance and recording, together with a recording fee in the amount of $1,500,







          assign all or any part of its rights and obligations and delegate its duties under this Agreement (A) to any other Bank or any affiliate of any Bank which actually controls, is controlled by, or is under common control with such Bank or to any Federal Reserve Bank (in either case without limitation as to amount), or
          (B) with the prior consent of the Borrower, to any other Person (but if in part, in a minimum amount of $10,000,000 or, if less, the balance of such Bank's Tranche A Term Commitment, Tranche B Term Commitment and the Revolving Loan Commitment); provided, however, that no Bank may make any such assignment or delegation of any of its rights or duties under this Agreement until the one hundredth day after the Effective Date (or such other date as may be agreed by the Agent and the Banks), except to any affiliate of such Bank which actually controls, is controlled by, or is under common control with such Bank or to any Federal Reserve Bank; and provided, further, that after any such assignment, the assigning Bank's aggregate Commitments hereunder shall not be less than $10,000,000.

               (b) Any Bank may at any time sell or grant participations in its Commitment, or the obligations owing to or from any Person existing under this Agreement; provided, however, that (i) as between such Bank and the Borrower, the existence of such participation shall not give rise to any direct rights or obligations between the Borrower and the participants; (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations; (iii) the Borrower, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; and (iv) no such sale or grant of a participation shall, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify the Commitments or the Loans under the securities laws of any state.

               (c) If an assignment is made by any Bank in accordance with the provisions of paragraph (a) above, upon acceptance and recording by the Agent, and approval by the Borrower, where applicable, of each Notice of Assignment and Acceptance, (i) the assignee thereunder shall become a party to this Agreement and the Borrower shall release and discharge the assigning Bank from its duties, liabilities or obligations under this Agreement to the extent the same are so assigned and delegated by such Bank, provided that no such consent, release or discharge shall have effect until the Borrower shall have received a fully executed copy of the Notice of Assignment and Acceptance relating to such assignment and (ii) Schedule II shall be deemed amended to give effect to such assignment. The Borrower agrees that each such disposition will give rise to a direct obligation of the Borrower to any such assignee. The Borrower agrees that, promptly







          following any such assignment, it shall deliver upon delivery of the applicable outstanding Notes or Notes for cancellation a new Note or Notes to the assignee and a replacement Note or Notes to the transferor, in amounts properly reflecting such assignment.

               (d) The Borrower authorizes each Bank to disclose to any prospective assignee or participant and any assignee or participant any and all financial information in such Bank's possession concerning the Borrower and this Agreement; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Bank in accordance with Section 12.11.

               (e) Any Bank which sells or grants participation in any Loans or its Commitment may not grant to the participants the right to vote other than on amendments, consents, waivers, modifications or other actions which change the principal amount of, postpone the scheduled maturity of, or decrease the interest rates applicable to, any Loans under, or increase the amount of, such Commitment (except with respect to participating Affiliates actually controlled by, controlling or under common control with, such Bank); provided, however, that as between the Bank and the Borrower, only the Bank shall be entitled to cast such votes.

               (f) No participant in any Bank's rights or obligations shall be entitled to receive any greater payment under Section 5.6, 5.8 or 5.9 than such Bank would have been entitled to receive with respect to the rights participated, and no participation shall be sold or granted to any Person as to which the events specified in Section 5.7 have occurred on or before the date of participation.

               (g) The Agent shall maintain  at its address referred to  in
          Section 12.2 a copy of each Notice of Assignment and Acceptance received by it and a register, containing the terms of each Notice of Assignment and Acceptance, for the recordation of the names and addresses of each Bank and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Banks, and the Agent may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, or any Bank, at any reasonable time and from time to time upon reasonable prior notice.

               12.8.     Pari  Passu  Ranking.    The  Obligations  of  the
          Borrower  hereunder shall rank  at least  pari passu in  right of







          payment and in liquidation with all of the Borrower's other unsecured and unsubordinated obligations.

               12.9. GOVERNING LAW; SEVERABILITY. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

               12.10.    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

               (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

               (b) Each of the Borrower, the Agent and the Banks irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address specified for notices in or pursuant to Section 12.2 hereof, to the Agent at Watson, Farley & Williams, 380 Madison Avenue, New York, NY 10017; and to the Banks as set forth on Schedule I, such service to become effective 30 days after such mailing.

               (c) Nothing contained in this Section 12.9 shall affect the right of the Agent or any Bank to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower or any other Loan Party in any other jurisdiction.

               (d) Each of the parties hereto waives any right it may have to trial by jury in any proceeding arising out of this Agreement.









               12.11. Confidentiality. Each Bank and the Agent agrees to keep confidential information obtained by it pursuant hereto (or otherwise obtained from the Borrower in connection with this Agreement) confidential in accordance with such Person's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to such Person's employees, counsel, representatives and agents who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who in each case agree to be bound by the provisions of this sentence, (ii) to the extent that disclosure by such Person is required, or to the extent that such Person has been advised by counsel that disclosure is required, in order to comply with any law, regulation or judicial order or requested or required by bank regulators or auditors or other Governmental Authority, (iii) to assignees or participants of the Loans or Commitments or potential assignees or participants of the Loans or Commitments who in each case agree in writing to be bound by the provisions of this sentence or (iv) to the extent that such information has otherwise been disclosed or made public other than by such Person, or such Person's employees, counsel, representatives or agents, in violation of this Section 12.10.

               12.12. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

               12.13. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
























               IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the date first above written.

                                   A.L.   RESTRUCTURING   SUB,   INC.,   as
                                   Borrower



                                   By /s/ E.W. Sissener

                                      Name:  E.W. Sissener
                                      Title: Chariman & C.E.O.

                                   UNION BANK OF NORWAY, as Agent



                                   By /s/ Terje D. Skullerud

                                      Name:  Terje D. Skullerud
                                      Title: General Manager

                                   UNION BANK OF NORWAY, as Arranger



                                   By /s/ Terje D. Skullerud
                                      Name:  Terje D. Skullerud
                                      Title: General Manager

                                   UNION BANK OF NORWAY, as Bank



                                   By /s/ Kjell O. Kran
                                      Name:  Kjell O. Kran
                                      Title: President and CEO

                                   THE FIRST NATIONAL BANK OF BOSTON



                                   By /s/ J. Peter Mitchell
                                      Name:  J. Peter Mitchell
                                      Title: Director




































































                                   BIKUBEN A/S



                                   By /s/ Jorn Christiansen
                                      Name:  Jorn Christiansen
                                      Title: Vice President

                                   CORESTATES BANK, N.A.



                                   By /s/ Stephen E. Stambaugh
                                      Name:  Stephen E. Stambaugh
                                      Title: Vice President

                                   THE DAIWA BANK, LIMITED



                                   By /s/ Ronald W. Gale
                                      Name:  Ronald W. Gale
                                      Title: Vice President


                                   By /s/ B.W. Henry
                                      Name:  B.W. Henry
                                      Title: V.P. and Manager

                                   DEN NORSKE BANK AS, as Co-Arranger



                                   By /s/ Jon A. Jacobsen
                                      Name:  Jon A. Jacobsen
                                      Title: Senior Vice President

                                   DEN NORSKE BANK AS, as Bank



                                   By /s/ Jon A. Jacobsen
                                      Name:  Jon A. Jacobsen
                                      Title: Senior Vice President




                                   UNIBANK A/S









                                   By /s/ Anders Laegrid  /s/ Sven Hove
                                      Name:  Anders Laegrid   Sven Hove
                                      Title:  Attorney-in-Fact Attorney-in-
                                   Fact

                                   UNITED JERSEY BANK



                                   By /s/ James F. Deutsch
                                      Name:  James F. Deutsch
                                      Title: Senior Vice President





          Agreement Date:  September 28, 1994





































                                                                 Schedule I



          BIKUBEN A/S                Lending Office:

                                     Sparekassen Bikuben A/S
                                     8, Silkegade
                                     DK-1113 Copenhagen K
                                     Denmark
                                     Attn:  Klaus L. Svendsen
                                     Telephone:    +45-3312-2174
                                     Telecopier:   +45-3315-0143

                                     Address for Notice Purposes:

                                     Sparekassen Bikuben A/S
                                     8, Silkegade
                                     DK-1113 Copenhagen K
                                     Denmark

                                     C o n t a c t        f o r       a l l
          operational/administrative matters:
                                     Treasury and International Division
                                     Loans Administration
                                     Attn: Jean-Pierre Leuleu/Elin Haastrup

                                     Telephone:    +45-3312-0133       ext.
          4960/4964
                                     Telecopier:   +45-3332-1697

                                     Contact    for    all    credit    and
          documentation matters:
                                     Treasury and International Division
                                     International Capital Markets
                                     Attn:  Klaus L. Svendsen
                                     Telephone:    +45-3312-2174
                                     Telecopier:   +45-3315-0143

                                     Address for Service of Process:

                                     Watson, Farley & Williams
                                     380 Madison Avenue, 19th Floor
                                     New York, New York  10017
                                     Attn:  Peter S. Smedresman, Esq.
                                     Telephone:    212-922-2200
                                     Telecopier:   212-922-1512












          CORESTATES BANK, N.A.         Lending Office:

                                     CoreStates Bank, N.A.
                                     1345 Chestnut Street
                                     P.O. Box 7618
                                     F.C. 1-8-3-18
                                     Philadelphia, PA 19101
                                     Attn: Foreign Corporate Department
                                           Stephen E. Stambaugh, V.P.
                                     Telephone:    215-973-3791
                                     Telecopier:   215-973-6894


                                     Address for Notice Purposes:

                                     CoreStates Bank, N.A.
                                     1345 Chestnut Street
                                     P.O. Box 7618
                                     F.C. 1-8-3-18
                                     Philadelphia, PA 19101
                                     Attn: Foreign Corporate Department
                                           Stephen E. Stambaugh, V.P.
                                     Telephone:    215-973-3791
                                     Telecopier:   215-973-6894

                                     Address for Service of Process:

                                     CoreStates Bank, N.A.
                                     Legal Department
                                     F. C. 1-1-17-1
                                     Broad & Chestnut Streets
                                     P.O. Box 7618
                                     Philadelphia, PA 19101


          THE DAIWA BANK, LIMITED       Lending Office:

                                     The Daiwa Bank, Ltd. Chicago Branch
                                     Administration Center
                                     233 South Wacker Drive, Suite 4500
                                     Chicago, IL 60606
                                     Tel:  (312) 876-0181
                                     Fax:  (312) 993-6255













                                     Address for Notice Purposes:

                                     The Daiwa Bank, Ltd.
                                     450 Lexington Avenue, 17th Floor
                                     New York, NY 10017
                                     Tel:  (212) 808-2337
                                     Fax:  (212) 818-0865

                                     Address for Service of Process:

                                     The Daiwa Bank, Ltd. Chicago Branch
                                     Administration Center
                                     233 South Wacker Drive, Suite 4500
                                     Chicago, IL 60606
                                     Tel:  (312) 876-0181
                                     Fax:  (312) 993-6255


          DEN NORSKE BANK            Lending Office:

                                     Stranden 21
                                     0107 Oslo
                                     Norway
                                     Attn:  Credit Administration
                                     Telecopier:  47-22-48-10-46

                                     Address for Notice Purposes:

                                     Stranden 21
                                     0107 Oslo
                                     Norway
                                     Attn:  Credit Administration
                                     Telecopier:  47-22-48-10-46

                                     Address for Service of Process:

                                     Den norske Bank AS, New York Branch
                                     600 Fifth Avenue
                                     New York, NY 10020


















          THE FIRST NATIONAL BANK       Lending Office:
            OF BOSTON
                                     100 Federal Street
                                     P.O. Box 2016
                                     Boston, MA  02106-2016
                                     Attn:      J. Peter Mitchell
                                     Telephone:    617-434-8307
                                     Telecopier:   617-434-6685

                                     Address for Notice Purposes:

                                     100 Federal Street
                                     P.O. Box 2016
                                     Boston, MA  02106-2016
                                     Attn:     J. Peter Mitchell
                                     Telephone:   617-434-8307
                                     Telecopier:  617-434-6685

                                     Address for Service of Process:

                                     100 Federal Street
                                     P.O. Box 2016
                                     Boston, MA  02106-2016
                                     Attn:     J. Peter Mitchell
                                     Telephone:   617-434-8307
                                     Telecopier:  617-434-6685

          UNIBANK A/S                Lending Office:

                                     Unibank A/S
                                     Corporate Banking
                                     2 Torvegade
                                     DK-1786 Kobenhavn V
                                     Denmark
                                     Attn:     Ole Saxkjaer
                                     Telephone:    +45-33-33-33-33
                                     Telecopier:   +45-33-33-55-27




















                                     Address for Notice Purposes:

                                     Unibank A/S
                                     Corporate Banking
                                     2 Torvegade
                                     DK-1786 Kobenhavn V
                                     Denmark
                                     Attn:     Ole Saxkjaer
                                     Telephone:    +45-33-33-33-33
                                     Telecopier:   +45-33-33-55-27


                                     Address for Service of Process:

                                     Unibank A/S
                                     New York Branch
                                     15-15 West 54th Street
                                     New York, New York  10019
                                     Attn:      Kurt Jensen
                                     Telephone:    212-609-6900
                                     Telecopier:   212-245-9181



          UNION BANK OF NORWAY       Lending Office:

                                     Union Bank of Norway
                                     Kirkegaten 18
                                     P.O. Box 1172 Sentrum
                                     0107 Oslo
                                     Norway
                                     Attn:  Loan Administration
                                     Telephone:  011-47-22-31-90-50
                                     Telecopier: 011-47-22-31-85-58


                                     Address for Notice Purposes:

                                     Union Bank of Norway
                                     Kirkegaten 18
                                     P.O. Box 1172 Sentrum
                                     0107 Oslo
                                     Norway
                                     Attn:  Loan Administration
                                     Telephone:    +011-47-22-31-90-50
                                     Telecopier:   +011-47-22-31-85-58


                                     Address for Service of Process:







                                     Watson, Farley & Williams
                                     380 Madison Avenue, 19th Floor
                                     New York, NY 10017
                                     Attn:  Peter Smedresman, Esq.


          UNITED JERSEY BANK         Lending Office:

                                     United Jersey Bank
                                     25 East Salem Street
                                     Hackensack, NJ 07602
                                     Attn:
                                     Telephone:
                                     Telecopier:

                                     Address for Notice Purposes:

                                     United Jersey Bank
                                     25 East Salem Street
                                     Hackensack, NJ 07602
                                     Attn:
                                     Telephone:
                                     Telecopier:

                                     Address for Service of Process:

                                     United Jersey Bank
                                     Deposit Services - Elizabeth
                                     288 North Broad Street
                                     Elizabeth, NJ 07207



























                                                                Schedule II

                                     Commitments

          The Banks listed below will participate in the Credit Agreement in the following manner: (in million USD)

                           Tranche A   Tranche B    Revolving
                             Term         Term         Loan
           Bank           Commitment   Commitment   Commitment    Sum

           Union Bank of       12.500      22.500       15.000   50.000
           Norway
           Den norske          12.500      10.500        7.000   30.000
           Bank AS

           Sparekassen         12.500       7.500        5.000   25.000
           Bikuben

           Unibank A/S         12.500       7.500        5.000   25.000

           United Jersey       15.000           0            0   15.000
           Bank

           The First                0       9.000        6.000   15.000
           National Bank
           of Boston
           CoreStates               0       9.000        6.000   15.000
           Bank, N.A.

           The Daiwa                0       6.000        4.000   10.000
           Bank, Limited

           Sum                 65.000      72.000       48.000  185.000























                                                               Schedule III

                               Restructuring Documents



          1. The Restructuring Agreement dated as of May 16, 1994 by and between the Parent Guarantor and A.L. - Oslo.

          2. The Demerger Agreement dated May 16 between A.L. - Oslo and New A.L. - Oslo.

          3. The Administrative Services Agreement dated September 30, 1994 between A.L. - Oslo and New A.L. - Oslo.

          4. The Lease Agreement dated September 28, 1994 between A.L. - Oslo and New A.L. - Oslo.

          5.   Opinions of U.S. and Norwegian counsel to A.L. - Oslo.

          6.   Opinion of counsel to the Parent Guarantor.

          7. Lehman Brothers letter dated May 16, 1994 to the Special Committee of the board of Directors of the Parent Guarantor.

          8. Bear, Stearns & Co. Inc. dated May 16, 1994 to the Board of Directors of A.L. - Oslo.






























                                                        Schedule 7.2(a)(iv)



                           Required Consents and Approvals


                                         None



















































                                                                EXHIBIT A-1

                             A.L. RESTRUCTURING SUB, INC.

                                 TRANCHE A TERM NOTE


                                                         October 3, 1994


               FOR VALUE RECEIVED, A.L. RESTRUCTURING SUB, INC. (to be renamed A.L. Laboratories, Inc.) (the "Borrower") hereby promises
          to  pay  to  the  order  of                      (the "Bank") the
          principal amount of                         Dollars  ($
          ), or, if less, the principal amount of the Tranche A Term Loans of the Bank outstanding, on the dates and in the amounts specified in the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in such Credit Agreement. All payments due to the Bank hereunder shall be made to the Agent, for distribution to the Bank, at the place, in the type of money and funds and in the manner specified in such Credit Agreement.

               Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Tranche A Term Loan of the Bank and each payment, prepayment or conversion with respect thereto.

               Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

               This Tranche A Term Note evidences Tranche A Term Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of September 28, 1994, among the Borrower, the banks listed on the signature pages thereof, Union Bank of Norway, as Agent, Union Bank of Norway, as Arranger, and Den norske Bank AS, as Co-Arranger, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Tranche A Term Note is also entitled to the benefits of the Credit Support Documents referred to therein.

               This Tranche A Term Note shall be construed in accordance with and governed by the laws of the State of New York.


                                             A.L. RESTRUCTURING SUB, INC.








                                             By
                                               Name:
                                               Title:






















































                                         GRID

                                  TRANCHE A TERM NOTE


                              Amount of
               Amount of      Principal Paid,     Unpaid Principal
               Domestic Rate  Prepaid or          Amount of           Notation
     Date      Loan           Converted           Domestic Note       Made By
                                                                EXHIBIT A-2
















































                             A.L. RESTRUCTURING SUB, INC.

                                  TRANCHE B TERM NOTE


                                                            October 3, 1994

     FOR VALUE RECEIVED, A.L. RESTRUCTURING SUB, INC. (to be renamed A.L. Laboratories, Inc.) (the "Borrower") hereby promises to pay to the order
  of                           (the "Bank") the principal amount of
         Dollars  ($        ), or, if less, the principal amount of the Tranche
  B Term Loans of the Bank outstanding, on the dates and in the amounts specified in the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in such Credit Agreement. All payments due to the Bank hereunder shall be made to the Agent, for distribution to the Bank, at the place, in the type of money and funds and in the manner specified in such Credit Agreement.

        Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Tranche B Term Loan of the Bank and each payment, prepayment or conversion with respect thereto.

       Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

       This Tranche B Term Note evidences Tranche B Term Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of September 28, 1994, among the Borrower, the banks listed on the signature pages thereof, Union Bank of Norway, as Agent, Union Bank of Norway, as Arranger, and Den norske Bank AS, as Co-Arranger, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Tranche B Term Note is also entitled to the benefits of the Credit Support Documents referred to therein.

       This Tranche B Term Note shall be construed in accordance with and governed by the laws of the State of New York.

                                        A.L. RESTRUCTURING SUB, INC.


                                        By
                                          Name:
                                          Title:












                                         GRID

                                  TRANCHE B TERM NOTE


                              Amount of
               Amount of      Principal Paid,     Unpaid Principal
               Domestic Rate  Prepaid or          Amount of
     Notation
     Date      Loan           Converted           Domestic Note            Made
     By















































                                                                EXHIBIT A-3

                             A.L. RESTRUCTURING SUB, INC.
                                    REVOLVING NOTE


                                                           October 3, 1994

               FOR VALUE RECEIVED, A.L. RESTRUCTURING SUB, INC. (to be renamed A.L. Laboratories, Inc.) (the "Borrower") hereby promises
          to pay  to  the   order of                           (the "Bank")
          the principal amount of                      Dollars       ($
            ), or, if less, the principal amount of the Revolving Term Loans of the Bank outstanding, on the dates and in the amounts specified in the Credit Agreement referred to below, and to pay interest on such principal amount on the dates and at the rates specified in such Credit Agreement. All payments due to the Bank hereunder shall be made to the Agent, for distribution to the Bank, at the place, in the type of money and funds and in the manner specified in such Credit Agreement.

               Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Revolving Term Loan of the Bank and each payment, prepayment or conversion with respect thereto.

               Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

               This Revolving Note evidences Revolving Term Loans made under, and is entitled to the benefits of, the Credit Agreement, dated as of September 28, 1994, among the Borrower, the banks listed on the signature pages thereof, Union Bank of Norway, as Agent, Union Bank of Norway, as Arranger, and Den norske Bank AS, as Co-Arranger, as the same may be amended from time to time. Reference is made to such Credit Agreement, as so amended, for provisions relating to the prepayment and the acceleration of the maturity hereof. This Revolving Note is also entitled to the benefits of the Credit Support Documents referred to therein.

               This Revolving Note shall be construed in accordance with and governed by the laws of the State of New York.

                                             A.L. RESTRUCTURING SUB, INC.


                                             By
                                               Name:
                                               Title:







                                         GRID

                                    REVOLVING NOTE


                                   Amount of
                    Amount of      Principal Paid,     Unpaid Principal
                    Domestic Rate  Prepaid or          Amount of
          Notation
          Date      Loan           Converted           Domestic Note  Made
          By














































                                                                  Exhibit B


                                   [AFFILIATE NAME]

                             ACQUISITION RELATED GUARANTY


               GUARANTY,  dated   as  of   _____________   19__,  made   by
          _________________, a               corporation (together with its
          successors and assigns, the "Acquisition Related Guarantor"), in favor of the banks (the "Banks") parties, from time to time, to the Credit Agreement (as defined below), Union Bank of Norway as agent (the "Agent"), Union Bank of Norway, as arranger (the "Arranger"), and Den norske Bank AS, as co-arranger (the "Co-Arranger", and collectively with the Banks, the Agent and the Arranger, the "Guaranteed Parties").

                                 W I T N E S S E T H:

               WHEREAS, the Guaranteed Parties have entered into the Credit Agreement dated as of September __, 1994 (said agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and the terms defined therein and not otherwise defined herein being used herein as therein defined) with A.L. Restructuring Sub, Inc. (to be renamed A.L. Laboratories, Inc.), a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), or any successor thereto;

               WHEREAS, pursuant to the terms of the Credit Agreement, if the proceeds of a Borrowing are to be made available, either directly or indirectly, to an Affiliate of the Borrower in connection with an acquisition of Equity or assets ("Acquisition Related Loan Proceeds"), the Borrower is required to deliver, or cause to be delivered, a guaranty of its obligations under the Credit Agreement made by such Affiliate in favor of the Guaranteed Parties.

               WHEREAS, on _____________, 19__, the Borrower effected a Borrowing and the proceeds thereof were made available to the Acquisition Related Guarantor in connection with an acquisition of equity or asset and therefore constituted Acquisition Related Loan Proceeds;

               NOW, THEREFORE, in consideration of the premises, in order to satisfy the obligations of the Borrower pursuant to Section
          8.10 of the Credit Agreement, and in consideration of the receipt by the Acquisition Related Guarantor of the Acquisition Related








          Loan Proceeds, the Acquisition Related Guarantor hereby agrees as follows:

               SECTION 1. Guaranty. The Acquisition Related Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Loan Documents, whether for borrowed money, interest, fees or any other amounts due thereunder or otherwise (the "Guaranteed Obligations") and any and all expenses (including counsel fees and expenses) reasonably incurred by any Guaranteed Party in enforcing any rights under this Guaranty.

               SECTION 2. Guaranty Absolute. The Acquisition Related Guarantor guarantees that the obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any
          Guaranteed Party with respect thereto. The liability of the Acquisition Related Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Loan Documents (including this Guaranty) or any other agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Loan Documents;

               (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; or

               (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, or a guarantor.

               SECTION 3. Waiver. The Acquisition Related Guarantor hereby waives all notices with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Guaranteed Party protect, secure, perfect or insure any security interests or lien on any property subject thereto or exhaust any right or take any action against the Borrower, or any other person or entity or any collateral.

               SECTION  4.    Subrogation.    (a) The  Acquisition  Related
          Guarantor  shall  not  exercise  any  rights  which  it  may have







          acquired by way of subrogation under this Argument, by any payment made hereunder or otherwise nor shall the Acquisition Related Guarantor seek any reimbursement from the Borrower in respect of payments made by the Acquisition Related Guarantor hereunder, unless and until all of the Guaranteed Obligations shall have been paid and discharged, in full, and if any payment shall be made to the Acquisition Related Guarantor on account of such subrogation or reimbursement rights at any time when the Guaranteed Obligations shall not have been paid and discharged, in full, each and every amount so paid shall forthwith be paid to the Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured.

               (b) If, pursuant to Applicable Law, the Acquisition Related Guarantor, by payment or otherwise, becomes subrogated to all or any of the rights of the Guaranteed Parties under any of the Loan Documents, the rights of the Guaranteed Parties to which the Acquisition Related Guarantor shall be subrogated shall be accepted by the Acquisition Related Guarantor "as is" and without any representation or warranty of any kind by the Guaranteed Parties, express or implied, with respect to the legality, value, validity or enforceability of any of such rights, or the existence, availability, value, merchantability or fitness for any particular purpose of any collateral and shall be without recourse to the Guaranteed Parties.

               SECTION 5. Representations and Warranties. The Acquisition Related Guarantor hereby represents and warrants as follows:

               (a) Incorporation and Good Standing. It is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the State of __________; and (ii) duly qualified and in good standing as a foreign corporation under the laws of each other jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

               (b) Corporate Power and Authorization. The execution, delivery and performance by the Acquisition Related Guarantor of this Guaranty are within the Acquisition Related Guarantor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene the Acquisition Related Guarantor's charter or by-laws, any law or any contractual restriction binding on or affecting and material to the Acquisition Related Guarantor, and do not result in or require the creation of any Lien upon or with respect to any of its properties.

               (c) Authorization. No authorization, consent or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due







          execution, delivery and performance by the Acquisition Related Guarantor of this Guaranty, other than (i) consents, authorizations and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, and are in full force and effect and, in the case of any such required under Applicable Law as in effect on the Agreement Date, are listed on Schedule 7.2(a)(iv) of the Credit Agreement, (ii) notices, filings or registrations that have been given or effected, and (iii) the filing of copies of Loan Documents with the Securities and Exchange Commission as exhibits to its public filings.

               (d) Valid Guaranty. This Guaranty is a legal, valid and binding obligation of the Acquisition Related Guarantor, enforceable against the Acquisition Related Guarantor in accordance with its terms, except where such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditor's rights generally or equitable principles relating to enforceability.

               (e)  Economic Benefits; Solvency.

                    (i) The Acquisition Related Loan Proceeds constitute direct and/or indirect economic benefits to the Acquisition Related Guarantor at least equal to the amount of its obligations hereunder (with the amount thereof being determined without giving effect to Section 12);

                    (ii) The guarantee by the Acquisition Related Guarantor of the Guaranteed Obligations and the Incurrence by its of its other obligations hereunder (with the amounts thereof being determined without giving effect to Section
               12), will not render the Acquisition Related Guarantor insolvent or unable to pay its debts as they mature or leave the Acquisition Related Guarantor with unreasonably small capital;

                    (iii) The Acquisition Related Guarantor does not intend to incur debts, including those hereunder, that would be beyond its ability to pay as such debts mature.

               SECTION 6. Payments and Computations. (a) The Acquisition Related Guarantor shall make each payment payable by it hereunder not later than 11:00 A.M. (New York City time) on the day when due, in Dollars, to the Agent at its address referred to in
          Section 12.2 of the Credit Agreement in immediately available funds without set-off or counterclaim, for the account of the several Banks.









               (b) No Reductions. Payments due to the Agent, the Arranger, the Co-Arranger or any Bank hereunder, and all other terms, conditions, covenants and agreements to be observed and performed by the Acquisition Related Guarantor hereunder, shall be made, observed or performed by the Acquisition Related
          Guarantor without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax.

               SECTION 7.   Addresses for Notices.   All notices  and other
          communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to the Acquisition Related Guarantor, addressed to it at
          Attention:             ,  if to the Agent, addressed to it at the
          address specified in the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, and shall, when delivered or telecopied, be effective when received.

               SECTION 8. No Waiver; Remedies. No failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               SECTION 9. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default (as defined in the Credit Agreement), each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Acquisition Related Guarantor against any and all of the obligations of the Acquisition Related Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Bank shall have made any demand under this Guaranty. Each Bank agrees promptly to notify the Acquisition Related Guarantor after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in








          addition  to  other  rights   and  remedies  (including,  without
          limitation, other rights of set-off) which such Bank may have.

               SECTION  10.    Continuing Guaranty;  Transfer  of Interest.
          This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until indefeasible payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) be binding upon the Acquisition Related Guarantor, its successors and permitted assigns; provided, that the Acquisition Related Guarantor may not assign or transfer its obligations hereunder without the consent of the Majority Banks, and (iii) inure to the benefit of and be enforceable by any Guaranteed Party and its respective successors, transferees, and assigns, without limiting the generality of the foregoing clause
          (iii), any Bank may assign or otherwise transfer all or any part of its rights and obligations under the Credit Agreement in accordance therewith, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article XII of the Credit Agreement.

               SECTION 11. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Loan Party (as defined in the Credit Agreement) for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guaranteed Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Guaranteed Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

               SECTION 12. Limitation of Obligation. Notwithstanding anything else herein to the contrary, the liability of the Acquisition Related Guarantor under this Guaranty shall not exceed the greater of (i) 95% of the Adjusted Net Assets (as defined below) of the Acquisition Related Guarantor on the date of delivery hereof and (ii) 95% of the Adjusted Net Assets (as defined below) of the Acquisition Related Guarantor on the date of any payment hereunder; provided, that nothing in this Section 14 shall be construed to limit the liability of the Acquisition







          Related Guarantor under any other Loan Document to which it is, or may be, a party. "Adjusted Net Assets" of any Acquisition Related Guarantor at any date means the lesser of (x) the amount by which the fair value of the property of such Acquisition Related Guarantor (including, without limitation, the property constituting the Equity or assets acquired with the Acquisition Related Loan Proceeds and rights of subrogation, contribution, and similar rights) exceeds the total amount of liabilities, including, without limitation, contingent liabilities, but excluding liabilities under this Guaranty, of the Acquisition Related Guarantor at such date and (y) the amount by which the present fair salable value of the assets of the Acquisition Related Guarantor (including, without limitation, the property constituting the Equity or assets acquired with the Acquisition Related Loan Proceeds and rights of subrogation, contribution, and similar rights) at such date exceeds the amount that will be required to pay the probable liability of the Acquisition Related Guarantor on its debts, excluding debt in respect of this Guaranty, as they become absolute and matured.

               SECTION 13. Additional Obligation. This Guaranty is delivered by the Acquisition Related Guarantor in addition to, and not in substitution of, any other Credit Support Document that was previously, or that may hereafter be, delivered by the Acquisition Related Guarantor and nothing contained herein shall be deemed to limit or in any way prejudice the rights of the Guaranteed Parties against the Acquisition Related Guarantor under any other Loan Document.

               SECTION 14. GOVERNING LAW. This Guaranty SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 15. WAIVER OF JURY TRIAL. THE ACQUISITION RELATED GUARANTOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE CREDIT AGREEMENT OR UNDER THE OTHER LOAN DOCUMENTS RELATIVE TO EACH OF THE FOREGOING.

               IN WITNESS WHEREOF, the Acquisition Related Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             [ACQUISITION           RELATED
          GUARANTOR]












          By:____________________________
                                                 Name:
                                                 Title:






















































                               INTERCREDITOR AGREEMENT


               INTERCREDITOR AGREEMENT, dated as of September 28, 1994, made by Union Bank of Norway, as agent (the "Agent") for the banks (the "Banks") parties from time to time to the Credit Agreement (as defined below), Signet Bank/Maryland ("Signet"), National Westminster Bank NJ ("NatWest") and U.S. Bank of Washington, N.A. ("U.S. Bank", and together with Signet and NatWest, the "Other Lenders").


                                 W I T N E S S E T H:

               WHEREAS, the Other Lenders have made available to A.L. Laboratories, Inc. (to be renamed A.L. Pharma Inc.) (the "Parent") and/or its Subsidiaries (such Subsidiaries and the Parent are collectively referred to herein as the "Obligors") certain unsecured lines of credit (the "Lines of Credit");

               WHEREAS, A.L. Restructuring Sub Inc. (to be renamed A.L. Laboratories, Inc.) (the "Borrower"), the Agent, the Banks, Union Bank of Norway, as arranger, and Den norske Bank AS, as co-arranger, have entered into the Credit Agreement dated as of September 28, 1994 (said agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

               WHEREAS, it is a condition precedent to the making of any Loans under the Credit Agreement that the parties hereto execute and deliver this Agreement so as to set forth certain of the parties' agreements in respect of the obligations of the Obligors to the Banks and the Other Lenders under the Credit Agreement and the Lines of Credit, respectively.

               NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make the loans under the Credit Agreement, the parties hereto agree as follows:

               SECTION 1. Definitions. Capitalized terms used but not otherwise defined herein are used with the meaning ascribed thereto in the Credit Agreement or, if not defined therein, in the Parent Guaranty (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

               SECTION 2. Amounts Under Other Credit Agreements. Each of the Other Lenders represents and warrants to the Agent that Schedule A hereto sets forth the maximum amount of Indebtedness available under the Lines of Credit made available by such Other Lender to any of the Obligors and the amount outstanding and owing by any of the Obligors to such Other Lender under such Line of Credit, in each case on and as of the date of this Agreement.





               SECTION 3. No Additional Debt. So long as the Credit Agreement is in effect, each of the Other Lenders agrees that it will not enter into any agreements, including agreements to modify, alter or amend the terms and provisions of the Lines of Credit made available by it, the effect of which is to increase the amount of Indebtedness which can be incurred by any of the Obligors under the Lines of Credit over and above the maximum principal amount available under the Lines of Credit on the date hereof (as disclosed on the attached Schedule A), unless such Indebtedness constitutes Permitted Indebtedness and such Other Lender provides the Agent with at least 15 days' notice of its intention to increase such Indebtedness.

               SECTION 4. Credit Agreement Security. The Other Lenders acknowledge that pursuant to the Subsidiary Guaranties and the Pledge Agreements, certain of the Subsidiaries of the Borrower and the Guarantor are providing security for the Borrower's obligations under the Credit Agreement.

               SECTION 5. Pari Passu Ranking of Obligations. The Agent and the Other Lenders acknowledge and agree that so long as the Credit Agreement is in effect, the obligations of any Obligor pursuant to the terms of the Credit Agreement or the Lines of Credit (as the case may be), whether now or hereafter existing, rank, and will at all times hereafter rank, pari passu in right of payment and in liquidation with all obligations of such Obligor to the Banks and Other Lenders pursuant to the terms of the Credit Agreement and the Lines of Credit. Each Other Lender agrees that it has not and will not take any action which would cause the Borrower or the Parent to be in breach of the provisions of Section 9.1 or 7(a) of the Credit Agreement and the Guaranty, respectively.

               SECTION 6. Termination of this Agreement. This Agreement shall terminate in the event that the Credit Agreement is terminated upon satisfaction of the Borrower's obligations thereunder in accordance with the provisions thereof.

               SECTION 7. Credit Agreement Obligations. Each of the Other Lenders represents and warrants that it is familiar with the provisions of Article IX of the Credit Agreement and Sections 7 and 8 of the Parent Guaranty.

               SECTION 8. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, as to each party at its address specified on the signature pages hereto, or at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of







          this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, and shall, when delivered or telecopied, be effective when received.

               SECTION 9. No Waiver; Remedies. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

               SECTION  10.    GOVERNING  LAW.    THIS AGREEMENT  SHALL  BE
          GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 11. Amendment. This Agreement may not be amended, modified or waived except with the written consent of each of the parties hereto; provided, however, that the parties hereto acknowledge that at any time hereafter future lenders of the Obligors may become parties to this Agreement by executing and delivering to all other parties a counterpart of this Agreement, and thereafter this Agreement shall be deemed to have been thereby amended and such future lender shall have, on and as of such date, all of the rights and obligations of an "Other Lender" as if it had executed this Agreement on the date hereof.

               SECTION 12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               SECTION 13. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

               SECTION 14. Headings and Titles. The Section headings and other titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement between the parties hereto.

               SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.










               IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             SIGNET BANK/MARYLAND



                                             By:_______________________
                                                Name:
                                                Title:

                                                Address for Notices:

                                                _________________________
                                                _________________________
                                                Telecopy:
                                                Telephone:
                                                Attention:

                                             NATIONAL WESTMINSTER BANK NJ



                                             By:_______________________
                                                Name:
                                                Title:

                                                Address for Notices:

                                                _________________________
                                                _________________________
                                                Telecopy:
                                                Telephone:
                                                Attention:

                                             U.S. BANK OF WASHINGTON, N.A.



                                             By:_______________________
                                                Name:
                                                Title:

                                                Address for Notices:

                                                _________________________
                                                _________________________
                                                Telecopy:







                                                Telephone:
                                                Attention:

                                             UNION BANK OF NORWAY, as Agent



                                             By:_______________________
                                                Name:
                                                Title:

                                                Address for Notices:

                                                _________________________
                                                _________________________
                                                Telecopy:
                                                Telephone:
                                                Attention:








































                                      Schedule A


                                   LINES OF CREDIT





















































                                                                EXHIBIT D-1

                    NOTICE OF INITIAL BORROWING AND WAIVER REQUEST


                                                         September 28, 1994


          Union Bank of Norway.
            as Agent for
            the Banks parties to the
            Credit Agreement referred to below
          ______________________
          ______________________


          Ladies and Gentlemen:

               The undersigned refers  to the Credit Agreement, dated as of

          September  __, 1994, among  A.L. Restructuring  Sub, Inc.  (to be renamed A.L. Laboratories,  Inc.), as Borrower (the  "Borrower"),

          the Banks  named therein, Union Bank  of Norway, as  Agent, Union

          Bank  of Norway,  as Arranger,  and  Den norske  Bank AS,  as Co-

          Arranger (such agreement,  as it may be  amended, supplemented or otherwise  modified, the  "Credit Agreement",  the  terms defined therein being used  herein as therein defined),  and hereby gives you  notice, irrevocably,  pursuant  to  Section[s] [2.2],  [3.2]

          [and]  [4.2] of the Credit  Agreement that the undersigned hereby requests [a Tranche A Term  Loan Borrowing][,] [a Tranche B  Term

          Loan Borrowing] [and] [a Revolving Term Loan Borrowing] under the

          Credit  Agreement   (the   "Proposed   [Tranche   A   Term   Loan

          Borrowing][,] [Tranche  B Term  Loan Borrowing] [and]  [Revolving

          Term Loan Borrowing]"),  and in that connection  sets forth below the information relating  to such Proposed  [Tranche A Term  Loan

          Borrowing][,] [Tranche B  Term Loan  Borrowing] [and]  [Revolving





          Term Loan Borrowing] as required  by Section [2.2(a)][,] [3.2(a)]

          [and] [4.2(a)], of the Credit Agreement:



                    (i) The  Business Day of  the Proposed [Tranche  A Term

               Loan Borrowing][,]  [Tranche B  Term  Loan Borrowing]  [and]

               [Revolving Term Loan Borrowing] is [October 3], 1994.



                    (ii) The  aggregate principal  amount of  the Borrowing

               constituting the Proposed  Tranche A Term Loan  Borrowing is

               $____________  having an Interest Period of [1] [3] [6] [12]

               months.



                    (iii) The aggregate principal  amount of the  Borrowing

               constituting the Proposed  Tranche B Term Loan  Borrowing is

               $____________ having an  Interest Period of [1] [3] [6] [12]

               months.



                    (iv) The  aggregate principal amount  of the  Borrowing

               constituting the Proposed  Revolving Term Loan  Borrowing is

               $____________ having an Interest Period  of [1] [3] [6] [12]

               months.



                    (v) The undersigned  hereby certifies that, before  and

               after giving  effect to  the Proposed  [Tranche A Term  Loan

               Borrowing][,]   [Tranche  B   Term  Loan   Borrowing]  [and]








               [Revolving  Term  Loan Borrowing],  no  Default or  Event of

               Default  has  occurred  and is  continuing  or  would result therefrom.



                    [(vi)   Proceeds   of  this   [Tranche   A  Term   Loan

               Borrowing][Tranche  B  Term  Loan  Borrowing][Revolving Term

               Loan  Borrowing] in the  amount of  $____________ are  to be

               made   [directly][indirectly]   available   to   [name    of

               Affiliate], an Affiliate  of the undersigned, in  connection with an acquisition of [Equity][assets].]



                    (vii)  The  undersigned   hereby  certifies  that   all

               representations  and  warranties   of  the  undersigned,  as

               Borrower, contained  in the  Credit Agreement  are true  and

               correct   in   all   material  respects   as   though   such

               representations  and warranties had  been made on  and as of the date hereof.



               Furthermore, the undersigned requests that,  notwithstanding the provisions  in Section[s] [2.2(a)][,] [3.2(a)] [and] [4.2(a)]

          of the Credit Agreement requiring delivery by the undersigned  to the  Agent of a  Notice of Borrowing at  least five Business Days prior to the  date of a proposed Borrowing, the Agent, for and on behalf of  the Banks and for  purposes of this Notice  of Initial

          Borrowing  and   Waiver  Request,  waive   the  requirements   of








          Section[s]  [2.2(a)][,] [3.2(a)]  [and]  [4.2(a)]  of the  Credit

          Agreement.  The undersigned shall indemnify each Bank against any loss,  cost or expense incurred (i)  as a result of the foregoing waiver; and  (ii) by reason of the liquidation or reemployment of deposits  or  other  funds  acquired by  such  Bank  to  fund any

          Borrowing  when  such Loan,  as  a result  of  (A) the  foregoing waiver; or (B)  any failure to fulfill  on or before the  date of the proposed  Borrowing the  applicable conditions  set forth  in

          Article VI of the Credit Agreement, is not made on such date.



               The foregoing waiver shall be effective only for the purpose and upon the terms  set forth herein, and shall not  apply to any other Notices  of Borrowing  to be  delivered by  the undersigned pursuant to the terms of the Credit Agreement.







                                             Very truly yours,

                                             A.L. RESTRUCTURING SUB, INC.




                                             By:___________________
                                                Name:
                                                Title:














                                                                EXHIBIT D-2

                                 NOTICE OF BORROWING


                                                         ____________, 199_


          Union Bank of Norway,
            as Agent for
            the Banks parties to the
            Credit Agreement referred to below
          ______________________
          ______________________


          Ladies and Gentlemen:

               The undersigned refers  to the Credit Agreement, dated as of

          September 28, 1994, among A.L. Restructuring Sub, Inc. (now known as A.L. Laboratories,  Inc.), as  Borrower (the "Borrower"),  the

          Banks named therein, Union Bank  of Norway, as Agent, Union  Bank of Norway,  as Arranger, and Den  norske Bank AS,  as Co-Arranger

          (such agreement, as it may  be amended, supplemented or otherwise modified, the "Credit Agreement", the terms defined therein being used herein  as therein  defined), and  hereby gives  you notice,

          irrevocably, pursuant to  Section[s] [2.2], [3.2] [and]  [4.2] of the  Credit  Agreement that  the  undersigned hereby  requests [a

          Tranche  A  Term  Loan  Borrowing][,]  [a  Tranche  B  Term  Loan

          Borrowing] [and] [a  Revolving Loan  Borrowing] under the  Credit

          Agreement (the  "Proposed  [Tranche  A  Term  Loan  Borrowing][,]

          [Tranche   B   Term   Loan  Borrowing]   [and]   [Revolving  Loan

          Borrowing]"),  and  in  that  connection  sets  forth  below  the information  relating  to  such  Proposed  [Tranche A  Term  Loan







          Borrowing][,] [Tranche  B Term  Loan Borrowing]  [and] [Revolving

          Loan Borrowing] as required by Section [2.2(a)][,] [3.2(a)] [and]

          [4.2(a)], of the Credit Agreement:



                    (i) The  Business Day of  the Proposed [Tranche  A Term

               Loan  Borrowing][,] [Tranche  B Term  Loan  Borrowing] [and]

               [Revolving Loan Borrowing] is _______________, 199__.



                    (ii) The aggregate  principal amount  of the  Borrowing

               constituting the Proposed  Tranche A Term Loan  Borrowing is

               $____________ having an  initial Interest Period of  [1] [3]

               [6] [12] months.



                    (iii) The  aggregate principal amount of  the Borrowing

               constituting the Proposed  Tranche B Term Loan  Borrowing is

               $____________ having an  initial Interest Period of  [1] [3]

               [6] [12] months.



                    (iv)  The aggregate  principal amount of  the Borrowing

               constituting  the  Proposed  Revolving  Loan  Borrowing   is

               $____________ having an  initial Interest Period of  [1] [3]

               [6] [12] months.



                    [(v)   Proceeds   of   this   [Tranche   A  Term   Loan

               Borrowing][Tranche  B  Term  Loan  Borrowing][Revolving Loan



                                        - 112 -





               Borrowing] in  the amount  of $____________ are  to be  made

               [directly][indirectly] available to [name of Affiliate],  an

               Affiliate   of  the  undersigned,   in  connection  with  an

               acquisition of [Equity][assets].]



                    (vi) The  undersigned hereby certifies that, before and

               after  giving effect to  the Proposed  [Tranche A  Term Loan

               Borrowing][,]  [Tranche   B  Term   Loan  Borrowing]   [and]

               [Revolving Loan Borrowing], no Event of Default has occurred and is continuing or would result therefrom.



                    (vii)  The  undersigned   hereby  certifies  that   all

               representations  and  warranties   of  the  undersigned,  as

               Borrower,  contained  in  the   Credit  Agreement,  and  all

               representations  and  warranties  of  the Parent  Guarantor,

               contained  in the Parent  Guaranty, are true  and correct in all material  respects  as though  such representations  and warranties  had  been made  by the  Borrower and  the Parent

               Guarantor, respectively, on and as of the date hereof.



               Pursuant  to  Section 2.2(d)  of  the Credit  Agreement, the

          undersigned shall indemnify  each Bank against any  loss, cost or expense incurred  by such  Bank as  a  result of  any failure  to fulfill on or before the  date specified herein for the  Proposed

          [Tranche  A  Term   Loan  Borrowing][,]  [Tranche  B   Term  Loan



                                        - 113 -





          Borrowing][and][Revolving   Loan   Borrowing]    the   applicable

          conditions  set forth  in  Article VI  of  the Credit  Agreement,

          including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank  to fund such Borrowing[s] when  such

          Loan[s], as a result of such failure, [is][are] not made  on such date.

                                                  Very truly yours,

                                                  A.L. LABORATORIES, INC.
                                                  (formerly  known as  A.L.
                                                  Restructuring Sub, Inc.)


                                                  By:___________________
                                                     Name:
                                                     Title:




























                                        - 114 -





                                                                  Exhibit G


                              [NAME] SUBSIDIARY GUARANTY


               GUARANTY,  dated  as   of  September   __,  1994,  made   by
          _________________, a               corporation (together with its
          successors and assigns, the "Subsidiary Guarantor"), in favor of the banks (the "Banks") parties, from time to time, to the Credit Agreement (as defined below), Union Bank of Norway as agent (the "Agent"), Union Bank of Norway, as arranger (the "Arranger"), and Den norske Bank AS, as co-arranger (the "Co-Arranger", and collectively with the Banks, the Agent and the Arranger, the "Guaranteed Parties").

                                 W I T N E S S E T H:

               WHEREAS, the Guaranteed Parties have entered into the Credit Agreement dated as of September __, 1994 (said agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and the terms defined therein and not otherwise defined herein being used herein as therein defined) with A.L. Restructuring Sub, Inc. (to be renamed A.L. Laboratories, Inc.), a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), or any successor thereto;

               WHEREAS, it is a condition precedent to the Initial Funding Date under the Credit Agreement that the Subsidiary Guarantor shall have executed and delivered this Guaranty;

               NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make the loans under the Credit Agreement, the Subsidiary Guarantor hereby agrees as follows:

               SECTION 1. Guaranty. The Subsidiary Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Loan Documents, whether for borrowed money, interest, fees or any other amounts due thereunder or otherwise (the "Guaranteed Obligations") and any and all expenses (including counsel fees and expenses) reasonably incurred by any Guaranteed Party in enforcing any rights under this Guaranty.

               SECTION 2. Guaranty Absolute. The Subsidiary Guarantor guarantees that the obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any







          jurisdiction affecting any of such terms or the rights of any Guaranteed Party with respect thereto. The liability of the Subsidiary Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Loan Documents (including this Guaranty) or any other agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Loan Documents;

               (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; or

               (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, or a guarantor.

               SECTION 3. Waiver. The Subsidiary Guarantor hereby waives all notices with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Guaranteed Party protect, secure, perfect or insure any security interests or lien on any property subject thereto or exhaust any right or take any action against the Borrower, or any other person or entity or any collateral.

               SECTION 4. Subrogation. (a) The Subsidiary Guarantor shall not exercise any rights which it may have acquired by way of subrogation under this Guaranty, by any payment made hereunder or otherwise nor shall the Subsidiary Guarantor seek any reimbursement from the Borrower in respect of payments made by the Subsidiary Guarantor hereunder, unless and until all of the Guaranteed Obligations shall have been paid and discharged, in full, and if any payment shall be made to the Subsidiary Guarantor on account of such subrogation or reimbursement rights at any time when the Guaranteed Obligations shall not have been paid and discharged, in full, each and every amount so paid shall forthwith be paid to the Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured.

               (b) If, pursuant to Applicable Law, the Subsidiary Guarantor, by payment or otherwise, becomes subrogated to all or any of the rights of the Guaranteed Parties under any of the Loan Documents, the rights of the Guaranteed Parties to which the Subsidiary Guarantor shall be subrogated shall be accepted by the


                                        - 116 -





          Subsidiary Guarantor "as is" and without any representation or warranty of any kind by the Guaranteed Parties, express or implied, with respect to the legality, value, validity or enforceability of any of such rights, or the existence, availability, value, merchantability or fitness for any particular purpose of any collateral and shall be without recourse to the Guaranteed Parties.

               SECTION 5. Representations and Warranties. The Subsidiary Guarantor hereby represents and warrants as follows:

               (a) Incorporation and Good Standing. It is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the State of __________; and (ii) duly qualified and in good standing as a foreign corporation under the laws of each other jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

               (b) Corporate Power and Authorization. The execution, delivery and performance by the Subsidiary Guarantor of this Guaranty are within the Subsidiary Guarantor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene the Subsidiary Guarantor's charter or by-laws, any law or any contractual restriction binding on or affecting and material to the Subsidiary Guarantor, and do not result in or require the creation of any Lien upon or with respect to any of its properties.

               (c) Authorization. No authorization, consent or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Subsidiary Guarantor of this Guaranty, other than (i) consents, authorizations and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, and are in full force and effect and, in the case of any such required under Applicable Law as in effect ont eh Agreement date, are listed on Schedule 7,.2(a)(iv) of the Credit Agreement, (ii) notices, filings or registrations that have been given or effected, and (iii) the filing of copies of Loan Documents with the Securities and Exchange Commission as exhibits to its public filings.

               (d) Valid Guaranty. This Guaranty is a legal, valid and binding obligation of the Subsidiary Guarantor, enforceable against the Subsidiary Guarantor in accordance with its terms, except where such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditor's rights generally or equitable principles relating to enforceability.



                                        - 117 -





               (e)  Economic Benefits; Solvency.

                    (i) The execution and delivery by the Guaranteed Parties of the Credit Agreement, and the extensions of credit by the Guaranteed Parties thereunder, constitute indirect economic benefit to the Subsidiary Guarantor at least equal to the amount of its obligations hereunder (with the amount thereof being determined without giving effect to Section 12);

                    (ii) The guarantee by the Subsidiary Guarantor of the Guaranteed Obligations and the incurrence by it of its other obligations hereunder (with the amounts thereof being determined without giving effect to Section 12), will not render the Subsidiary Guarantor insolvent or unable to pay its debts as they mature or leave the Subsidiary Guarantor with unreasonably small capital;

                    (iii) The Subsidiary Guarantor does not intend to incur debts, including those hereunder, that would be beyond its ability to pay as such debts mature.

               SECTION 6. Payments and Computations. (a) The Subsidiary Guarantor shall make each payment payable by it hereunder not later than 11:00 A.M. (New York City time) on the day when due, in Dollars, to the Agent at its address referred to in Section
          12.2 of the Credit Agreement in immediately available funds without set-off or counterclaim, for the account of the several Banks.

               (b) No Reductions. Payments due to the Agent, the Arranger, the Co-Arranger or any Bank hereunder, and all other terms, conditions, covenants and agreements to be observed and performed by the Subsidiary Guarantor hereunder, shall be made, observed or performed by the Subsidiary Guarantor without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax.

               SECTION 7. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to the Subsidiary
          Guarantor, addressed to it at                        Attention:
                   , if to the Agent, addressed to it at the address specified in the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph


                                        - 118 -





          company, respectively, addressed as aforesaid, and shall, when delivered or telecopied, be effective when received.

               SECTION 8. No Waiver; Remedies. No failure on the part of any Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               SECTION 9. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default (as defined in the Credit Agreement), each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Subsidiary Guarantor against any and all of the obligations of the Subsidiary Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Bank shall have made any demand under this Guaranty. Each Bank agrees promptly to notify the Subsidiary Guarantor after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

               SECTION  10.   Continuing  Guaranty;  Transfer  of Interest.
          This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until indefeasible payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) be binding upon the Subsidiary Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by any Guaranteed Party and its respective successors, transferees, and permitted assigns; provided that the Subsidiary Guarantor may not assign or transfer its obligations hereunder without the consent of the Majority Banks, without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any part of its rights and obligations under the Credit Agreement in accordance therewith, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of
          Article XII of the Credit Agreement.

               SECTION 11.  Reinstatement.   This Guaranty shall remain  in
          full  force and effect  and continue  to be effective  should any


                                        - 119 -





          petition be filed by or against any Loan Party (as defined in the Credit Agreement) for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guaranteed Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Guaranteed Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

               SECTION 12. Limitation of Obligation. Notwithstanding anything else herein to the contrary, the liability of the Subsidiary Guarantor under this Guaranty shall not exceed the greater of (i) 95% of the Adjusted Net Assets (as defined below) of the Subsidiary Guarantor on the date of delivery hereof and
          (ii) 95% of the Adjusted Net Assets (as defined below) of the Subsidiary Guarantor on the date of any payment hereunder; provided, that nothing in this Section 11 shall be construed to limit the liability of the Subsidiary Guarantor under any other Loan Document to which it is, or may be, a party. "Adjusted Net Assets" of any Subsidiary Guarantor at any date means the lesser of (x) the amount by which the fair value of the property of such Subsidiary Guarantor (including, without limitation, rights of subrogation, contribution, and similar rights) exceeds the total amount of liabilities, including, without limitation, contingent liabilities, but excluding liabilities under this Guaranty, of the Subsidiary Guarantor at such date and (y) the amount by which the present fair salable value of the assets of the Subsidiary Guarantor (including, without limitation, rights of subrogation, contribution, and similar rights) at such date exceeds the amount that will be required to pay the probable liability of the Subsidiary Guarantor on its debts, excluding debt in respect of this Guaranty, as they become absolute and matured.

               SECTION 13. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 14. WAIVER OF JURY TRIAL. THE SUBSIDIARY GUARANTOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER,



                                        - 120 -





          UNDER THE CREDIT AGREEMENT OR UNDER THE OTHER LOAN DOCUMENTS RELATIVE TO EACH OF THE FOREGOING.

               IN WITNESS WHEREOF, the Subsidiary Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             [SUBSIDIARY GUARANTOR]




          By:____________________________
                                                 Name:
                                                 Title:





































                                        - 121 -








                           ASSIGNMENT OF INTERCOMPANY NOTE


               ASSIGNMENT OF INTERCOMPANY NOTE dated as of the 3rd day of October 1994, made by A.L. PHARMA, INC. (formerly known as A.L. Laboratories, Inc.), a Delaware corporation (the "Assignor"), in favor of UNION BANK OF NORWAY, as agent (the "Assignee") for the Banks (as hereinafter defined).

                                 W I T N E S S E T H:

               WHEREAS, A.L. Restructuring Sub, Inc. (now known as A.L. Laboratories, Inc.) (the "Borrower") has entered into a Credit Agreement dated as of September 28, 1994 with the Banks party thereto (collectively, the "Banks"), the Assignee, Union Bank of Norway, as Arranger, and Den norske Bank AS, as Co-Arranger (as such agreement may be amended, supplemented or restated from time to time, the "Credit Agreement") pursuant to which the Banks have made certain commitments to make loans to the Borrower up to an aggregate principal amount of U.S. $185,000,000; and

               WHEREAS, A.L. Pharma A/S, a Danish corporation (the "Obligor") has entered into an intercompany loan agreement and promissory note with the Assignor dated as of December 31, 1993 (as the same may be amended, supplemented or restated from time to time, the "Intercompany Note") whereby the Obligor has promised to pay to the Assignor the principal amount of U.S. $20,634,272.26 in accordance with the terms thereof; and

               WHEREAS, it is a condition precedent to the funding of any Loans by the Banks under the Credit Agreement that the Assignor execute and deliver this Agreement for the benefit of the Banks, and the Assignor desires to execute this Agreement to satisfy such condition precedent;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby covenants and agrees as follows (and except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined):

               Section 1. Assignment of Interest. To secure the payment, observance and performance of the obligations of the Borrower and the Parent Guarantor (the "Companies") under the Loan Documents, the Assignor hereby pledges, assigns, grants, transfers and makes over unto the Assignee (a) the Intercompany Note, (b) any other


                                        - 122 -





          promissory note made, or agreement entered into, in substitution or in addition thereto or otherwise evidencing the obligations of the Obligor thereunder and (c) all rights, interests and benefits arising thereunder due to the Assignor, and (c) any and all proceeds of the foregoing (collectively the "Collateral").

               Section 2. Representations and Warranties. The Assignor represents and agrees that:

               (a)  The pledge and assignment of the Collateral provided in
                    Section 1 above shall be held by the Assignee as general and continuing collateral security for the fulfillment of all obligations, present or future, direct or indirect, absolute or contingent, matured or not, of the Companies under the Loan Documents or of the Assignor hereunder;

               (b) The address of the Assignor and the location of the Collateral as well as its books and records relating to the Collateral is set out opposite its name on the signature page hereof, and it will not change such address or location without giving the Assignee at least ten (10) days' prior written notice of the new address and location and the date at which such change shall take effect;

               (c) The Assignor shall deliver and pledge to the Assignee any and all instruments evidencing, representing, or arising from or existing in respect of, any of the Collateral (including, without limitation, the Intercompany Note), endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Assignee may request; and

               (d) Prior to or concurrently with the execution and the delivery of this Assignment, the Assignor shall file such financing statements and other documents in such offices as the Assignee may reasonably request to perfect the security interest granted herein.

               (e) Prior to or concurrently with the execution and the delivery of this Assignment, the Assignor shall procure the execution and delivery by the Obligor to the Assignee of an acknowledgement and agreement to this Assignment in substantially the form attached hereto as Schedule A.

               Section 3.   Remedies on Default.   Upon the  occurrence and
          during the continuance of an Event of Default:



                                        - 123 -





               (a) Any and all payments of principal, premium or interest on the Collateral, including but not limited to prepayments of the loan evidenced by the Intercompany Note, shall be paid directly to the Assignee;

               (b) The Assignor expressly authorizes the Assignee to collect, demand, sue for, enforce, recover and receive the Collateral and all security therefor and to give valid and binding receipts and discharges therefor and in respect thereof, the whole to the same extent and with the same effect as if the Assignee were the absolute owner thereof and without regard to the state of accounts between the Assignor and the Banks;

               (c) The Assignee may assign or otherwise dispose of any or all of the Collateral and realize on the security therefor in such manner, upon such terms and conditions, for such consideration and at such time or times as the Assignee may deem expedient and without notice to the Assignor and without any liability for any loss resulting therefrom.

               Section 4. Application of Proceeds. Any moneys received in respect of the Collateral and all security therefor may be applied by the Assignee against any obligation of either of the Companies to the Banks under the Loan Documents as the Assignee deems best or held in a separate collateral account for such time as the Assignee may see fit and then applied as aforesaid, the whole without prejudice to any claim for any deficiency.

               Section 5. Further Assurances. The Assignor covenants and agrees, at the request of the Assignee or its managers or officials, from time to time to do, make and execute all such further assignments, deeds, documents, acts, matters and things as may be required by the Assignee or any such manager or official with respect to all or any of the Collateral and all security therefor or as may be required to give effect to these presents or in the exercise of the powers on the Assignee hereby conferred, and the Assignor hereby constitutes and appoints the Assignee, the true and lawful attorney of the Assignor, irrevocable, with full power of substitution, to do, make and execute all such assignments, deeds, documents, acts, matters and things as the Assignor has agreed by these presents to do, make and execute or as may be required to give effect to these presents or in the exercise of the powers of the Assignee hereby conferred, with the right to use the name of the Assignor whenever and wherever it may be deemed necessary or expedient.

               Section 6.  Filings.   The Assignor authorizes the  Assignee
          to  effect  all  filings  or  registrations  in  respect  of this


                                        - 124 -





          assignment as may be deemed useful to preserve the interests of the Assignee and the Banks hereunder.

               Section 7. Additional Security; Successor Agent. The present assignment is given in addition to and not in substitution for any similar assignment heretofore given to and still held by the Assignee or the Banks (as the case may be) and is taken by the Assignee as additional security for the fulfillment of the aforesaid obligations of the Companies under the Loan Documents and shall not operate as a merger of any simple contract debt or in any way suspend the fulfillment of, or prejudice or affect the rights, remedies and powers of the Assignee or the Banks (as the case may be) in respect of, the said obligations or any securities held by the Assignee or the Banks for the fulfillment thereof. Notwithstanding anything herein contained, the Assignee may resign as Agent under the Credit Agreement and a successor Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as Agent by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent as Assignee under this Agreement and this Agreement shall continue to apply mutatis mutandis.

               Section 8. Acknowledgement of Receipt of Intercompany Note. Upon the execution and delivery of this Assignment and the delivery by the Assignor of the Intercompany Note to the Assignee, the Assignee shall execute and deliver an acknowledgement of receipt of the Intercompany Note in substantially the form attached hereto as Schedule B.

               Section 9. Continued Enjoyment. Except to the extent otherwise provided for herein or in any other Loan Document, until such time as an Event of Default shall have occurred, the Assignor shall enjoy all rights and benefits in or to the Collateral.

               Section  10.  Successors and  Assigns.  This Agreement shall be binding on the Assignor and the heirs, executors, administrators, successors and assigns of the Assignor and shall enure to the benefit of the Assignee and the Banks and their respective successors and assigns.

               Section 11. Governing Law. THE PRESENT ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               Section 12. Submission to Jurisdiction. Any legal action or proceeding with respect to this Assignment, or to enforce any judgment obtained against the Assignor, may be brought in the


                                        - 125 -





          courts of the State of New York or in the United States Federal courts in the State of New York sitting in the City of New York, and, by execution and delivery of this Assignment, the Assignor hereby consents to the non-exclusive jurisdiction of the aforesaid courts solely for the purpose of any such action or proceeding, and irrevocably consents to the service of process out of the aforesaid courts in any such action or proceeding by the mailing thereof by United States registered mail to the Assignor at its address specified on the signature page hereof. Final judgment against the Assignor (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any Indebtedness of the Assignor therein described) in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on such judgment. The Assignor also hereby irrevocably appoints the person who then is the Secretary of State of the State of New York as such agent for service of process. Nothing herein shall affect the right of the Assignee to commence legal proceedings or otherwise proceed against the Assignor in any other jurisdiction.

               Section 13. WAIVER OF JURY TRIAL. THE UNDERSIGNED IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE CREDIT AGREEMENT OR UNDER THE OTHER LOAN DOCUMENTS RELATIVE TO EACH OF THE FOREGOING.

               Section 14. Headings and Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

               Section 15. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

















                                        - 126 -







               IN WITNESS WHEREOF the Assignor has caused this Agreement to be executed as of the date first above written by its duly appointed officer.



                                             A.L. PHARMA INC.



                                             By: ________________________
                                                 Name:
                                            Title:


                                        Address:

                                        One Executive Drive
                                        P.O. Box 1399
                                        Fort Lee, NJ 07024

                                        Attention:  Albert N. Marchio, II
                                                  Treasurer

                                        Telecopier: (201) 947-5541

                                        ACCEPTED

                                        UNION BANK OF NORWAY, as Agent




                                        By: _________________________
                                            Name:
                                            Title:


                                        Address:

                                        Kirkegaten 18, Oslo
                                        P.O. Box 1172 Sentrum
                                        N-0107 Oslo
                                        Norway

                                        Attention:  Loan Administration
                                        Telecopier: 011-47-22-31-86-40



                                        - 127 -





                                                                 Schedule A


                             ACKNOWLEDGEMENT AND AGREEMENT

               The undersigned, A.L. PHARMA A/S, hereby:

               - acknowledges having received copies of each of the Credit Agreement and the foregoing assignment;

               -    confirms its acceptance of the foregoing assignment;

               - specifically agrees that the Assignee may directly claim from it any and all of its obligations to A.L. Pharma Inc. (formerly known as A.L. Laboratories, Inc.) under the Intercompany Note described in the foregoing assignment and may directly benefit from and enforce any security therefor;

          and agrees to be bound by the terms and conditions of the foregoing assignment insofar as applicable to it.

          Dated:  as of October 3, 1994

                                             A.L. PHARMA A/S



                                             By: ________________________
                                                 Name:
                                                 Title:





















                                        - 128 -





                                                                  Schedule B

                              ACKNOWLEDGEMENT OF RECEIPT


               The undersigned, UNION BANK OF NORWAY, as Agent for the banks party to the Credit Agreement, hereby acknowledges receipt of the Intercompany Note described in the foregoing assignment.


          Dated:  as of October 3, 1994                UNION BANK OF NORWAY,
          as Agent



                                             By:____________________
                                                Name:
                                                Title:


                                             Address:

                                             Kirkegaten 18, Oslo
                                             P.O. Box 1172 Sentrum
                                             N-0107 Oslo
                                             Norway

                                             Attention:  Loan Administration
                                             Telecopier: 011-47-22-31-86-40























                                        - 129 -






                                                                   EXHIBIT I


                               NOTICE OF INTEREST PERIOD




                                                        _____________, 199__




          Union Bank of Norway,
            as Agent for
            the Banks parties to the
            Credit Agreement referred to below
          ____________________
          ____________________



          Ladies and Gentlemen:



               In  connection  with  the  Credit   Agreement,  dated  as  of

          September 28, 1994, among A.L.  Restructuring Sub, Inc. (now known as A.L.  Laboratories, Inc.),  as Borrower  (the "Borrower"),  the

          Banks named therein, Union Bank of Norway, as Agent, Union Bank of

          Norway, as  Arranger, and Den norske Bank AS, as Co-Arranger (such agreement,  as  it  may  be  amended,  supplemented  or  otherwise modified, the "Credit Agreement", the  terms defined therein being used  herein  as  therein  defined),  this notice  represents  the

          Borrower's  request,  pursuant  to  Section   5.1  of  the  Credit

          Agreement,  that the next Interest Period relating to the [Tranche

          A Term Loans] [Tranche B Term Loans] [Revolving Loans] made to the

          Borrower on  ____________  have a  duration of  [1]  [3] [6]  [12]







          months commencing on ______________  and ending on ______________,

          19__.  [In  the event that the Borrower's request  for an Interest

          Period having a duration of 12 months is denied, then the Borrower requests that  the next Interest Period have a duration of [1] [3]

          [6]   months   commencing   on   _____________   and   ending   on

          ______________, 19__.



               The  undersigned  hereby  certifies that,  before  and  after giving effect to the foregoing,  no Event of Default has  occurred and is continuing or would result therefrom.



               The undersigned hereby certifies that all representations and warranties  of  the  undersigned, as  Borrower,  contained  in the

          Credit Agreement  are true and correct in all material respects as though such representations and warranties had been made on and as of the date hereof.



                                   A.L. LABORATORIES, INC.

          (formerly known as A.L. Restructuring
          Sub, Inc.)



                                   By:________________
                                       Name:
                                       Title:








                                        - 131 -






                                                            2499.6005


           October 3, 1994


           UNION BANK OF NORWAY,
           as Agent, Arranger and Bank

           -and-

           Den norske Bank AS, as Co-Arranger
           and each of the Banks listed on
           Exhibit A hereto parties to
           the Credit Agreement described
           below

           Dear Sirs/Madames:

                              Re:  A.L. LABORATORIES, INC.
                                   US$185,000,000 Credit Agreement

               We have acted as your special New York counsel in connection with the transaction contemplated by the Credit Agreement dated as of September 28, 1994 among A.L. Restructuring Sub, Inc. (to be renamed A.L. Laboratories, Inc.), a Delaware corporation (the "Borrower"), each of the banks parties thereto from time to time (the "Banks"), Union Bank of Norway, as Agent, Union Bank of Norway, as Arranger, and Den norske Bank AS, as Co-Arranger. Terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

               In rendering this opinion, we have examined the documents listed in Schedule 1 hereto. Documents (1) - (12) thereon are collectively referred to herein as the "Operative Documents". We have also examined the originals, or copies certified to our satisfaction, of such other corporate records of the Borrower and each other Loan Party, certificates of public officials and of officers of the Borrower and each other Loan Party, and agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon representations and warranties of the certificates of the Loan Parties or their respective officers or of public officials.

               In our examination of the documents referred to above, we have assumed the genuineness of all signatures on original and certified documents, the authenticity of all such documents submitted to us as original documents, and the conformity to original or certified documents of all documents submitted to us

                                        - 132 -



           Union Bank of Norway, as Agent, et al.
             October 3, 1994                              133.



           as photocopies. We have assumed the due execution and delivery of the Operative Documents, pursuant to due authorization, by the Banks, the Agent, the Arranger and the Co-Arranger.

               To the extent that our opinions expressed below involve conclusions as to the matters set forth in the opinions dated the date hereof of Kirkland & Ellis and of Beth P. Hecht, Corporate Counsel of the Borrower, we have assumed without independent investigation the correctness of the matters set forth in such opinions, our opinion being subject to the assumptions, qualifications and limitations set forth in each of the foregoing opinions with respect thereto.

               Based upon the foregoing, and having regard for the legal considerations which we deem relevant, we are of the opinion that each Operative Document is the legal, valid and binding obligation of each Loan Party that is a party thereto enforceable against such Loan Party in accordance with its terms.

               The   foregoing   opinion  is   subject  to   the  following
           qualifications:

               (a) Our opinion above is subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting generally the enforcement of creditors' rights from time to time in effect.

               (b) Our opinion above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

               (c) Our views with regard to fraudulent conveyance laws are contained in a separate memorandum dated August 10, 1994, to which your attention is directed.

               (d)  We express  no opinion as  to (i) the last  sentence of
           Section 5.10 of the Credit Agreement; (ii) the effect of the law of any jurisdiction (other than the State of New York) wherein the Lending Office of any Bank may be located or wherein enforcement of the Credit Agreement and/or the Notes may be sought that limits the rates of interest which may be charged or collected by such Bank; (iii) whether a Federal or state court outside of the State of New York would give effect to the choice of New York law provided for in the Operative Documents; and
           (iv) the first sentence of Section 12.10(a) of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the


                                        - 133 -



           Union Bank of Norway, as Agent, et al.
             October 3, 1994                                    134.



           Southern District of New York to adjudicate any controversy related to the Credit Agreement or the Notes.

               (e) Our opinions expressed above are limited to the law of the State of New York and the Federal law of the United States of America, and we do not express any opinion herein concerning any other law.

               This opinion is furnished to you by us as counsel to the Agent pursuant to Section 6.1(a)(iv) of the Credit Agreement, is issued solely for the benefit of the Agent, the Arranger, the Co-Arranger and the Banks listed on Exhibit A hereto, may be relied upon solely by such parties in connection with the transaction described herein and is not to be made available to, or relied upon by, any other person, firm or entity.

                                             Very truly yours,




































                                        - 134 -



                                       EXHIBIT A
                         to the Opinion dated October 3, 1994
                             of Watson, Farley & Williams


                                         Banks


           THE FIRST NATIONAL BANK OF BOSTON
           100 Federal Street
           Boston, MA 02106

           BIKUBEN A/S
           8 Silkegade
           Ko            /             benhavn
           Denmark

           CORESTATES NATIONAL BANK, N.A.
           FC 1-1-5-3
           1345 Chestnut Street
           Philadelphia, PA  19101

           THE DAIWA BANK, LIMITED
           450 Lexington Avenue
           New York, New York  10017

           DEN NORSKE BANK AS
           Stranden 21
           P.O. Box 1171 Sentrum
           0107 Oslo
           Norway

           UNIBANK A/S
           2. Torvegade
           Kobenhavn
           Denmark

           UNITED JERSEY BANK
           25 East Salem Street
           Hackensack, NJ  07602

           UNION BANK OF NORWAY
           Kirkegaten 18, Oslo
           N-0107 Oslo, Norway



                                      SCHEDULE 1
                         to the Opinion dated October 3, 1994
                             of Watson, Farley & Williams



           16. The Credit Agreement dated as of September 28, 1994 among the Borrower, the Banks, the Agent, the Arranger and the Co-Arranger.

           17. The Tranche A Term Notes, each dated October 3, 1994, which were executed and delivered by the Borrower to each of the Banks making a Tranche A Term Loan.

           18. The Tranche B Term Notes, each dated October 3, 1994, which were executed and delivered by the Borrower to each of the Banks making a Tranche B Term Loan.

           19. The Revolving Notes, each dated October 3, 1994, which were executed and delivered by the Borrower to each of the Banks making a Revolving Loan.

           20. The Parent Guaranty dated as of September 28, 1994, made by A.L. Pharma, Inc. in favor of the Banks, the Agent, the Arranger and the Co-Arranger, guaranteeing, inter alia, the obligations of the Borrower under the Loan Documents.

           21. The Subsidiary Guaranty dated as of October 3, 1994, made by Barre Parent Corporation in favor of the Banks, the Agent, the Arranger and the Co-Arranger, guaranteeing, inter alia, the obligations of the Borrower under the Loan Documents.

           22. The Subsidiary Guaranty dated as of October 3, 1994, made by Barre National, Inc. in favor of the Banks, the Agent, the Arranger and the Co-Arranger, guaranteeing, inter alia, the obligations of the Borrower under the Loan Documents.

           23. The Subsidiary Guaranty dated as of October 3, 1994, made by NMC Laboratories, Inc. in favor of the Banks, the Agent, the Arranger and the Co-Arranger, guaranteeing, inter alia, the obligations of the Borrower under the Loan Documents.

           24. The Subsidiary Guaranty dated as of October 3, 1994, made by Parmed Pharmaceuticals, Inc. in favor of the Banks, the Agent, the Arranger and the Co-Arranger, guaranteeing, inter alia, the obligations of the Borrower under the Loan Documents.

           25. The Subsidiary Guaranty dated as of October 3, 1994, made by Mikjan Corporation in favor of the Banks, the Agent, the Arranger and the Co-Arranger, guaranteeing, inter alia, the obligations of the Borrower under the Loan Documents.

           26. The Subsidiary Guaranty dated as of October 3, 1994, made by Wade Jones Company, Inc. in favor of the Banks, the Agent,



                                        - 136 -



               the Arranger and the Co-Arranger, guaranteeing, inter alia, the obligations of the Borrower under the Loan Documents.

           27. The Assignment of Intercompany Loan dated as of October 3, 1994 made by the Parent Guarantor in favor of the Agent and relating to certain obligations of A.L. Pharma A/S.




















































                                        - 137 -




                                                                  EXHIBIT K


                                   FORM OF NOTICE OF
                               ASSIGNMENT AND ACCEPTANCE



                                                         ____________, 199_



               Reference  is made  to  the Credit  Agreement,  dated as  of

           September  28, 1994,  among  A.L. Restructuring  Sub, Inc.  (now known as A.L. Laboratories, Inc.), as Borrower (the "Borrower"),

           the Banks named  therein, Union Bank of Norway,  as Agent, Union

           Bank  of Norway,  as Arranger,  and Den  norske Bank AS,  as Co-

           Arranger (such agreement, as it may be  amended, supplemented or otherwise modified, the  "Credit Agreement",  the terms  defined therein being used herein as therein defined).



               ____________________ (the  "Assignor") and _________________

           (the "Assignee") agree as follows:



               1.   The Assignor hereby sells  and assigns to the Assignee,

           and the Assignee hereby purchases and assumes from the Assignor,

           [an][that] interest  in and to  [that portion of its  rights and obligations under  the Credit Agreement which  represents a part of its Ratable Portion of the  Loans totalling $_____________ as of  the effective  date of  the  Assignment and  Acceptance (the

           "Assignment Effective Date") (as  determined below)] [all of the

           Assignor's rights and obligations  under the Credit Agreement as of  the effective  date of  the Assignment  and Acceptance  (the

           "Assignment  Effective   Date")  (as  determined   below)  which





           represents  the  Assignor's  Ratable Portion  of  the  aggregate

           [Tranche  A  Term  Commitments]  [Tranche  B  Term  Commitments]

           [Revolving  Loan Commitments]  specified on  Schedule II  to the

           Credit Agreement  and of all outstanding Loans  under the Credit

           Agreement].   After giving effect  to such sale  and assignment,

           the Assignee's  Commitment shall be  as set forth on  Schedule I hereto.



               2.   The Assignor (i) represents and warrants that it is the

           legal and beneficial owner of  the interest being assigned by it hereunder  and that  such  interest  is free  and  clear of  any adverse  claim; (ii)  makes  no representation  or warranty  and assumes  no  responsibility  with  respect  to  any  statements,

           warranties or representations made in  or in connection with the

           Credit   Agreement  or   the   execution,  legality,   validity,

           enforceability, genuineness, sufficiency or  value of the Credit

           Agreement or any other  document furnished pursuant thereto; and

           (iii)  makes  no  representation  or  warranty  and  assumes  no responsibility with  respect to  the financial condition  of the

           Borrower or the performance or observance by the Borrower of any of  its obligations  under  the Credit  Agreement  or any  other document furnished pursuant thereto.



               3.   The Assignee  confirms and agrees as  follows: (i) that

           it  has  received  a  copy  of this  Notice  of  Assignment  and

           Acceptance  Agreement, together  with  copies of  the  financial statements referred  to in Section  8.8 of the  Credit Agreement and  such  other  documents and  information  as  it has  deemed



                                         - 2 -



           appropriate  to  make its  own credit  analysis and  decision to enter into this  Notice of Assignment and Acceptance;  (ii) that it will, independently and without  reliance upon the Agent, the

           Arranger, the Co-Arranger,  the Assignor or  any other Bank  and based  on  such  documents  and information  as  it  shall  deem appropriate  at  the  time,  continue  to  make  its own  credit decisions in  taking  or  not taking  action  under  the  Credit

           Agreement;  (iii) that it  appoints and authorizes  the Agent to take such action  as agent  on its behalf  and to exercise  such powers under the Credit Agreement  as are delegated to the Agent

           by   the  terms  thereof,  together  with  such  powers  as  are reasonably  incidental thereto;  (iv)  that it  will perform  in accordance with  its terms all  of the obligations which  by the terms of the Credit Agreement are required to be performed by it as a  Bank; and (v) that  its Lending Office (and  addresses for notices  and for  service of  process) is  the office  set forth beneath its name on the signature page hereof.



               4.   The    Assignment     Effective    Date     shall    be

           _________________. Following  the execution  of  this Notice  of

           Assignment and  Acceptance, it shall  be delivered to  the Agent for  acceptance and  recording  by  the  Agent together  with  a recording fee in the amount of $1,500.



               5.   [This Notice of Assignment and Acceptance is subject to

           the prior  written  consent  of  the  Borrower.]*    Upon  [such



                * To be inserted if the Assignee is not (a) a Bank, (b) an Affiliate of a Bank which actually controls, is controlled by, or is under common control with such

                                         - 3 -



           consent by the Borrower and] acceptance and the recording hereof in the  Register by  the Agent, as  of the  Assignment Effective

           Date (i)  the Assignee shall be a party to the Credit Agreement,

           and shall  have the rights and  obligations of a Bank  under the

           Credit  Agreement and  (ii) the  Assignor shall,  to the  extent provided in  this  Assignment  and  Acceptance,  relinquish  its rights and  be released  from its  obligations under the  Credit

           Agreement.



               6.   Upon such  acceptance and recording by  the Agent, from

           and  after the Assignment  Effective Date, the  Agent shall make all  payments  under the  Credit  Agreement  in respect  of  the interests  assigned hereby  (including, without  limitation, all payments of  principal, interest and fees  with respect thereto)

           to the  Assignee.  The  Assignor  and Assignee  shall  make  all appropriate adjustments  in payments under the  Credit Agreement for  periods prior  to  the Assignment  Effective Date  directly between themselves.



               7.   THIS NOTICE  OF  ASSIGNMENT  AND  ACCEPTANCE  SHALL  BE

           GOVERNED BY,  AND CONSTRUED IN  ACCORDANCE WITH THE LAWS  OF THE

           STATE OF NEW YORK.



               8.   The Assignee agrees not to sell any assignments  of, or

           grant participations in,  its commitments or its Loans except in accordance with the Credit Agreement.




                    Bank, or (c) a Federal Reserve Bank immediately prior to the Assignment Effective Date.

                                         - 4 -



                                             [ASSIGNOR]


                                             By:__________________
                                                Name:
                                                Title:


                                             [ASSIGNEE]


                                             By:__________________
                                                Name:
                                                Title:


                                             Lending Office:

                                             ________________________
                                             ________________________
                                             ________________________


                                             Address for Notice Purposes:

                                             ________________________
                                             ________________________
                                             ________________________
                                             Attn:
                                             Telephone:
                                             Telecopier:


                                             Address    for    Service   of
           Process:

                                             ________________________
                                             ________________________
                                             ________________________
                                             Attn:
                                             Telephone:
                                             Telecopier:



           [Approved this     day
           of ______________, 19__


           A.L. LABORATORIES, INC.
           (formerly known as A.L. Restructuring Sub, Inc.)


           By:__________________
              Name:



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              Title:              ]**




           Accepted this day
           of __________, 19__

           UNION BANK OF NORWAY,
           as Agent


           By:___________________
              Name:
              Title:





































                **   To be inserted if the  Assignee is not (a) a  Bank, (b)
                    an Affiliate of a Bank which actually controls, is controlled by, or is under common control with such Bank, or (c) a Federal Reserve Bank immediately prior to the Assignment Effective Date.

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                                      SCHEDULE I
                                          TO
                          NOTICE OF ASSIGNMENT AND ACCEPTANCE
                               DATED ____________, 199__




           Type of Commitment and Loan Assigned:        ________________


           Portion Assigned:                              ________________%


           Assignee's Commitment                          ________________%











































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